united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-07254

Johnson Mutual Funds Trust

(Exact name of registrant as specified in charter)

3777 West Fork Road, Cincinnati, Ohio 45247

(Address of principal executive offices) (Zip code)

Marc E. Figgins, CFO, 3777 West Fork Road, Cincinnati, Ohio 45247

(Name and address of agent for service)

Registrant's telephone number, including area code:(513) 661-3100

Date of fiscal year end:12/31

Date of reporting period:12/31/14

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report

December 31, 2014

t	Johnson Equity Income Fund
t	Johnson Growth Fund
t	Johnson Opportunity Fund
t	Johnson Realty Fund
t	Johnson International Fund
t	Johnson Fixed Income Fund
t	Johnson Municipal Income Fund

Johnson Mutual Funds Trust
3777 West Fork Road  |  Cincinnati, OH  |  45247
(513) 661-3100    (800) 541-0170    fax (513) 661-4901

www.johnsonmutualfunds.com

JOHNSON MUTUAL FUNDS
December 31, 2014

JOHNSON MUTUAL FUNDS
December 31, 2014

Dear Shareholder:

We are pleased to present you with the Johnson Mutual Funds’ December 31, 2014 Annual Report. On the following pages, we have provided commentary on the performance of each of the Funds for 2014 as well as the relative performance compared to an appropriate index. The remainder of the report provides the holdings of each Johnson Mutual Fund as well as other financial data and notes.

2014 was another good year for U.S. stocks and the sixth in a row of positive returns for the S&P 500 Index. The index has now posted double-digit returns in five of the last six years, with 2011 the lone exception. After a major move higher of 32% in 2013, expectations were somewhat reduced coming into the year. A painful January seemed to validate those forecasts, but the market proved resilient, just as it has many times over the course of the nearly six-year-old bull market. 2014 was more volatile than 2013, which was a remarkably calm year in which the stock market rose steadily higher. There were five separate pullbacks in 2014, but none was large enough to qualify as a correction, defined as a decline of 10%. Each of these pullbacks quickly reversed, and in the end the S&P 500 Index gained 13.7% in 2014, an impressive number given the plethora of obstacles along the way.

In general, U.S. stocks were the best place to invest yet again, as international indices were weighed down by Europe and emerging market weakness. Mid cap stocks generally kept pace with large caps, but small caps fell behind in the spring and failed to catch up. However, after being down as much as 9% on a year-to-date basis in October, a late rally propelled the Russell 2000 Index to a gain of 4.9% by year’s end.

Interest rates had been rising in the latter half of 2013, and with the economy growing at a decent pace rates were widely expected to continue along that path. Despite these expectations, interest rates fell and bonds delivered strong returns. Oil prices were a major theme in the second half of 2014. Prices began falling in the summer, then fell sharply in the fourth quarter to finish the year below $54, a decline of 45%. Lower oil prices have a significant impact on international relations as well as the global economy, affecting strategies of countries and companies alike. Overall, lower oil prices will likely prove to be a net benefit for consumer economies such as the U.S. Even before the plunge in oil prices, the U.S. had begun to stand out among developed market economies, and recent data is confirming the trend.

Looking ahead to 2015, oil market volatility, central bank policy changes, economic divergences, and geopolitical tension are just a few of the ingredients that could incite further volatility. In addition, many stock indices are at or near record highs. None of that necessarily precludes another positive year for stocks. We are still finding some attractive opportunities, but given the impressive gains over the past several years there is less “low-hanging fruit.” Rising valuations and earnings growth have both contributed to the bull market that began in 2009. But with valuations now at higher levels, earnings growth will be an increasingly important driver of stock returns.

We will continue to focus our stock selection on solid companies with attractive growth prospects. We expect interest rates to remain low by historical standards, but with the Fed poised to announce the first rate hike in 2015, rates should move higher over the coming years. Despite our muted fixed income return forecasts, high quality bonds still offer a good hedge to market risks and serve to reduce overall volatility within a diversified portfolio. As we head into the New Year, we remain steadfast in our commitment to construct high quality, diversified investment portfolios tailored to the individualized needs of our clients.

We want you to know how much we appreciate the confidence you have placed in us for your investment needs. As always, please feel free to call us at (513) 661-3100 or (800) 541-0170 with your comments or questions. Thank you.

Sincerely,

Jason O. Jackman, President

JOHNSON EQUITY INCOME FUND
Performance Review – December 31, 2014

The Johnson Equity Income Fund gained 7.73% in 2014, trailing the Standard & Poors 500 Index (S&P 500) return of 13.69%.

Though modestly outperforming during the first half of the year through June, significant movements in the U.S. Dollar, oil prices, and U.S. interest rates negatively impacted the Fund’s relative performance in the second half of the year. For the year, both sector allocations and stock selection contributed negatively to relative performance against the S&P 500. Stock selection accounted for the majority of the underperformance. The Fund was negatively impacted by having no allocation to the top-performing Utilities sector, which benefitted greatly from declining U.S. interest rates gaining 29% during the year. An underweight position in the Health Care sector, which was the second best performing sector, gaining over 25% for the year, and an overweight position in the worst-performing Energy sector, which declined nearly 8% on the year, were also significant negative contributors. An overweight position in the Information Technology and Consumer Staples sectors, and an underweighted position in the Consumer Discretion sector, positively impacted performance.

Stock selection in the Health Care, Information Technology, Consumer Staples, and Industrials sectors impacted the Fund most negatively. Owens & Minor, relative underweight positions in Apple, SAP, Qualcomm, Emerson, Dover, Nestle, and Unilever, were some of the holdings accounting for the negative attribution. Although Apple was the best performing holding in the Fund, the stock was one of the largest negative contributors in relative terms due to the underweight position in the name versus its S&P 500 weighting. Stock selection in the Consumer Discretion and Energy sectors contributed positively to relative performance. Nordstrom, TJX, and Target outperformed both the sector and the S&P 500 during the year. Other strong performers included Cisco Systems, Microsoft, Teleflex, and Norfolk-Southern.

New stocks purchased by the Fund during the year included PartnerRe, EverBank, TJX, Hershey, and Zimmer Holdings. Stocks sold by the Fund included Allstate, Becton Dickinson, Williams Companies, Kellogg, 3M, PNC Bank, U.S. Bancorp, Teleflex, and Eaton. These stocks were sold due to their valuations exceeding our fair value estimates. Absolute valuations of individual stocks across the market continue to be at the high end of historical ranges making it difficult to find value. This resulted in the Fund having nearly 6% in cash at the end of the year.

Average Annual Total Returns as of December 31, 2014
	Equity Income Fund	S&P 500 Index
One Year	7.73%	13.69%
Three Years	17.71%	20.41%
Five Years	13.19%	15.45%
Since Inception*	8.55%	7.97%

*	Fund Inception was December 30, 2005.

Above average dividend income and long-term capital growth is the objective of the Johnson Equity Income Fund, and the primary assets are stocks of large-sized U.S. companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. As of the Fund’s most recent prospectus dated May 1, 2014, the Fund’s total operating expense ratio was 1.01%. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the S&P 500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON GROWTH FUND
Performance Review – December 31, 2014

The Johnson Growth Fund gained 11.75% in 2014, which trailed the return of 13.69% for the Standard & Poors 500 Index (S&P 500).

The Fund owns stocks in seven of the ten sectors within the S&P 500. For the year, the Fund outperformed in only three of those sectors. In general, stocks with less exposure to international markets performed the best. The best performing sector relative to the market was Health Care. Biotechnology stocks were strong performers, and Vertex Pharmaceuticals was the best performing stock in the Fund. Mednax, Actavis and Teleflex were other positive contributors in Health Care. Despite the 50% plus selloff in oil in the second half of the year, the Fund managed to have positive relative performance in the Energy sector. Baker Hughes, which is being acquired by Halliburton, and EOG Resources were the primary contributors to the Energy outperformance. The Fund also showed strong relative performance in Consumer Discretion-led by Nordstrom, TJX Companies and Disney. We believe consumers are feeling more confident about the economy as the employment picture has improved, but remain selective about where they choose to spend.

The worst performing sector relative to the S&P 500 was Industrials, where the oil selloff and the strength of the dollar sparked fears of a drop in capital spending and lower revenues. Stocks exposed to energy infrastructure development, such as Dover and Fluor, were hit particularly hard. However, 3M, which is less dependent on the level of economic activity, performed well. The Fund also underperformed in the technology sector, as weakness in Google and SAP offset strong performance from Apple and Fortinet. The Fund also lagged in Consumer Staples, as Nestle and The Fresh Market had positive absolute returns, but both trailed the returns of the sector. CVS performed very well as the company continued to do well in its pharmaceutical benefit management business.

The Fund has its largest overweight positions in the Industrial and Technology sectors. We would expect to remain overweight in Technology given the solid growth opportunities we are finding in that sector. The weakness in some of the more cyclical names in the Industrials sector has made many of these companies much more attractive on a valuation basis, but fundamentals may remain somewhat weak given their exposure to weaker international markets. The largest underweight position is in the Financials sector. The Fund has no weight in the Telecommunications, Materials and Utility sectors.

Average Annual Total Returns As of December 31, 2014
	Growth Fund	S&P 500 Index
One Year	11.75%	13.69%
Three Years	18.53%	20.41%
Five Years	11.93%	15.45%
Ten Years	6.18%	7.67%

Long-term capital growth is the objective of the Johnson Growth Fund, and the primary assets are stocks of larger-sized U.S. companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. As of the Fund’s most recent prospectus dated May 1, 2014, the Fund’s total operating expense ratio was 1.00%. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the Standard & Poors 500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON OPPORTUNITY FUND
Performance Review – December 31, 2014

The Johnson Opportunity Fund had a total return of 4.37% in 2014, lagging both the Russell 2500 Index’s 7.07% return and the Russell Midcap Index’s 13.22% return. In May, 2014, the Johnson Disciplined Mid Cap Fund (JMIDX) was renamed the Johnson Opportunity Fund (JOPPX), and the Russell 2500, a well-recognized index for SMID-cap funds was adopted as the primary benchmark. The Fund’s strategic shift during the year into a higher allocation of smaller-cap stocks was poorly timed in retrospect, as small-cap stocks underperformed large-cap stocks in 2014 by their largest margin since 1998. The Fund also held a lower weight than the index in two of the best performing industries, Biotechnology and Real Estate Investment Trusts, which challenged relative performance.

The top two contributors for the Fund in 2013, Nu Skin Enterprises and Herbalife Ltd., were its two worst performers in 2014. These multi-level marketing companies continue to be controversial stocks that face regulatory risk and heavy short-selling, but the business models generate high levels of cash flow and valuations are very low, if the risks do not materialize. A plunge in crude oil prices during the second half of the year and worries about slowing international growth seemed to spark capital spending fears. While the Fund’s Energy sector holdings have been small, stocks of other companies with business lines exposure to slowing demand for energy infrastructure development were among the more negative contributors, including Flotek Industries, Flowserve, and Powell Industries.

The Fund’s top performing stocks were less dependent on the macroeconomic environment. VCA Antech, an animal healthcare company, was the top contributor as demand for its hospital and laboratory services grew and operational performance improvements materialized. Apparel-related operators, Foot Locker and Hanesbrands, were notable positive contributors to the Fund as these familiar consumer companies were successful in rejuvenating sales growth and improving profit margins. F5 Networks, a computer data security provider, continued to see strong demand for its products and gained over 40% as growth accelerated. Also, CareFusion shares surged as it agreed in October to be acquired by Becton Dickinson for a sizable premium.

While the increased allocation to small-cap stocks did not help performance in 2014, we believe that, in the long run, widening the opportunity set to include smaller company stocks will enhance the performance potential compared to the Fund’s previous mid-cap objective. The Fund’s focus on buying quality companies at low valuations is a strategy that is best aligned with a long-term investment philosophy. Small-cap stock valuations have improved following the 2014 underperformance, and we are continuing to look for opportunities to increase exposure there.

Average Annual Total Returns as of December 31, 2014
	Opportunity Fund	Russell 2500 Index*	Russell Midcap Index
One Year	4.37%	7.07%	13.22%
Three Year	20.15%	19.97%	21.40%
Five Years	14.92%	16.36%	17.19%
Ten Years	7.88%	8.72%	9.56%

*	The Fund changed the benchmark to the Russell 2500 Index, as it more closely relates to the current investment style.

Long-term capital growth is the objective of the Johnson Opportunity Fund, and the primary assets are equity securities of medium sized companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. As of the Fund’s most recent prospectus dated May 1, 2014, the Fund’s total operating expense ratio was 1.00%. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. The Russell 2500 Index is the established benchmark, replacing the Russell Midcap Fund. A shareholder cannot invest directly in either Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON REALTY FUND
Performance Review – December 31, 2014

The Johnson Realty Fund posted a rate of return of 28.92% for the year ended December 31, 2014 compared to a return of 28.03% for the National Association of Real Estate Investment Trust index (NAREIT Index). REITs added on to the strong rally in the first half of 2014, and were one of the best performing asset class in 2014. They outperformed the broader equity market, as defined by the Standard & Poors 500 Index (S&P 500), which was up 13.69%. The primary drivers were the continued decline in interest rates positively impacting the capital structures, the belief that the domestic economy would continue to improve and finally the desire to hold real assets to protect against inflation.

In our last semi-annual update we discussed why REITs have been one of the main beneficiaries of the low interest environment. This environment persisted unexpectedly into 2014. However, when interest rates rise, other yield investments start to gain greater appeal and the cost of capital for REITs rise. REITs historically perform best in flat to declining interest rate environments, which is the environment we have seen over the past many years. The Federal Reserve has indicated that their zero interest rates for longer policy will be concluding in 2015. Rising interest rates provide near term headwind for REITs, but can be offset by improving economic activity.

The Fund experienced modestly better performance than the NAREIT index. Overall property type allocation was fairly neutral. Our slight overweight in Apartments and Self-Storage were offset by a small overweight position in Office/Industrial. Apartments were the best returning property type, up 40.04%, with Self-Storage up third best at 32.50%. Office/Industrial properties were near the bottom of relative performance, but still up 24.26%.

Overall security selection was a slight positive. The Realty Fund owned four of the top five names, those being Essex Property Trust (+48%), Macerich (+46%), General Growth (+43%) and Equity Residential (+42%). Conversely, we avoided the two worst performing names in the NAREIT universe.

REITs continue to possess somewhat lower correlation relative to other asset classes, which provides portfolio diversification benefits. We would expect as interest rates rise, investors that had sought yield in REITS may leave the asset class. While initially higher interest rates are indicative of a better economy, longer term, the increase in the cost of capital of REITS makes them less attractive. The fund’s philosophy is to remain fully invested. We will continue to focus on high quality companies possessing better balance sheet which are in a better position to maintain or increase dividends in the future. We believe that the Fund’s diversified approach to the real estate market will provide investors with asset class like returns.

Average Annual Total Returns as of December 31, 2014
	Realty Fund	NAREIT Index
One Year	28.92%	28.03%
Three Years	14.57%	16.38%
Five Years	15.54%	16.91%
Ten Years	6.61%	8.32%

Long-term capital growth and above average dividend income are the objectives of the Johnson Realty Fund, and the primary assets are real estate related equity securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. As of the Fund’s most recent prospectus dated May 1, 2014, the Fund’s total operating expense ratio was 1.00%. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the NAREIT Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The NAREIT Index is the primary benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON INTERNATIONAL FUND
Performance Review – December 31, 2014

The Johnson International Fund had a total return of -1.16% in 2014, outperforming both the MSCI ACWI ex-U.S. Index’s -3.87% return and the MSCI EAFE Index’s -4.90% return. It was a lackluster year overall for international stock markets, as they underperformed a strong U.S. market by the widest gap since 1997, magnified by currency translation. The U.S. Dollar appreciated meaningfully against a trade-weighted basket of foreign currencies, up over 12%, as market participants favored the U.S.’s sturdier economic growth, higher bond yields, and more stable political environment.

One contributor to the Fund’s outperformance was effective positioning within the Health Care sector, which was the top performing global sector in 2014. The sector was relatively immune to much of what plagued international stocks last year, namely falling commodity prices and sluggish global growth. In addition, a pick-up in merger and acquisition activity was a catalyst for the sector, sparked by the so-called “tax inversion” strategy, where a U.S. company acquires a foreign company in a lower corporate tax locale and then moves the headquarters there to take advantage of the lower rate. U.K.-based AstraZeneca, a Fund holding, reportedly received an unsolicited approach from U.S.-based Pfizer in April with the implied intent of an inversion. In June, Ireland-based Shire PLC, the Fund’s top contributor in 2014, received a takeover offer from U.S.-based AbbVie. U.S. political pressure quickly surfaced to discourage such moves, and AbbVie ultimately walked away from their deal. Still, such activity seemed to be a catalyst for rediscovering the value in international health care stocks, and the Fund benefitted from its pharmaceutical holdings. Information Technology was another top contributing sector for the Fund, led by Taiwan Semiconductor Manufacturing, which gained over 30%. Auto-related stocks were another category winner, including Sensata Technologies Holding N.V, Magna International, and Tata Motor Limited.

The Fund is very diversified by country, but did benefit marginally from its relative country weights. The worst performing country in 2014 was Russia, which faced Western economic sanctions in response to its threats toward Ukraine and also was harmed by a sharp drop in oil prices during the second half of the year. The Fund’s sole holding in Russia, Gazprom OAO, an oil & gas company, was its worst performer, falling 45% in the year. Other oil and commodity producers, such as Petroleo Brasileiro SA and Vale SA, were also among the Fund’s worst performers. In addition, most of the European markets were weak, especially in the periphery, as their economic struggles continued and the U.S. Dollar appreciated rapidly against the Euro. Conversely, Southeast Asia was one of the strongest regions, with markets in India, Indonesia, and Thailand all outperforming meaningfully, with minimal negative impact from foreign currency translation.

After such a divergent year, we expect international markets to begin to perform better relative to the U.S. market in the coming year, as foreign central banks become even more accommodative and cheap relative valuations become more appreciated by investors.

Average Annual Total Returns as of December 31, 2014
	International Fund	MSCI EAFE Index	MSCI ACWI ex US Index
One Year	-1.16%	-4.90%	-3.87%
Three Years	9.87%	11.06%	8.99%
Five Years	4.86%	5.33%	4.43%
Since Inception*	10.61%	9.64%	10.82%

Asset Allocation by Country as of December 31, 2014
United Kingdom	15.33%	China	3.49%
Japan	14.45%	Taiwan	3.24%
Germany	7.91%	Sweden	2.91%
Switzerland	7.52%	Netherlands	2.82%
Other*	6.99%	Mexico	2.55%
Canada	6.71%	Israel	2.13%
Hong Kong	4.78%	South Korea	1.90%
Australia	4.75%	Brazil	1.88%
France	4.69%	Spain	1.17%
India	3.66%	South Africa	1.12%

*	Countries in “Other” category include: Argentina, Chile, Denmark, Italy, Norway, Philippines, Russia, and Singapore.

*	Fund Inception was December 8, 2008.

Long-term capital growth is the objective of the Johnson International Fund, and the primary assets are equity securities of foreign companies traded on U.S. exchanges and ADRs (American Depository Receipts). The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. As of the Fund’s most recent prospectus dated May 1, 2014, the Fund’s total operating expense ratio was 1.00%. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees and expenses, whereas neither Index incurs fees nor expenses. A shareholder cannot invest directly in the MSCI EAFE Index or MSCI ACWI ex US Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The MSCI EAFE Index is the primary benchmark, and the MSCI ACWI ex US Index is a supplementary index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON FIXED INCOME FUND
Performance Review – December 31, 2014

The Johnson Fixed Income Fund provided a total return of 6.48% for 2014, compared to a 5.97% return for the Barclays Capital Aggregate Index. Weak global growth and declining International bond yields pressured long maturity U.S. rates lower resulting in the Fund’s strong returns in 2014, despite gradually improving U.S. economic conditions and an end to the Federal Reserve’s (Fed) aggressive bond buying program.

Bond yields were elevated to begin the year, and the Fund increased its emphasis on long maturity Treasury and select corporate bonds. Longer maturity bond yields fell throughout the year while shorter maturity yields rose resulting in a notable flattening of the yield curve, which often happens prior to and during a Fed tightening of monetary policy. The Fund’s positioning was constructed to benefit from such a curve flattening and aided the Fund’s relative performance versus its benchmark.

Meanwhile, credit mostly lagged during the year with yield spreads versus Treasuries moving wider. Sector performance was uneven though, with many financials tightening while energy related industrial credits widened as the price of oil fell precipitously toward the end of the year. During the year, high quality credits also outperformed low quality credits. The Fund’s overweight to financials and avoidance of most energy related names along with its focus on higher quality sectors of the bond market was a significant driver of performance relative to the Fund’s benchmark during the year. More than half of the Fund’s bond allocation is to investment-grade rated corporate securities and an additional 10% is invested in municipal bonds. This combined allocation is greater than the Fund’s benchmark index and a key reason why the yield is higher in the Fund. Over time, this yield advantage is critical to the Fund’s ability to outperform its benchmark. It can also be a helpful strategy to protect against rising market rates.

Looking forward into 2015, we expect the market will likely start to anticipate the first Fed rate hike since 2006. Growth in the U.S. has positive momentum with GDP running at its briskest pace this cycle along with yearly job growth putting in its best showing since 1999. The continuation of this trend is likely to lead to a tightening of credit spreads and the Fund’s overweight to corporate bonds should benefit as a result. The Fund has lowered its duration to a neutral stance relative to its benchmark and added securities such as floating rate and step-up coupon bonds which will also help serve as a cushion to higher short term rates. With inflation expectations extremely low due to the decline in oil, the Fund has added a position in Treasury Inflation Protected Securities, which will benefit from declining slack in the U.S. economy along with reflationary global Central Bank policies. Finally, tempering some of the potential for higher long term rates, global yields will likely remain lower than in the U.S. which will maintain flows into the U.S. bond market and likely continue the trend of a flattening yield curve. The Fund’s “barbell” positioning will continue to benefit from this trend and serve as a defensive cushion as the Fed begins the process of normalizing interest rate policy.

Average Annual Total Returns as of December 31, 2014
	Fixed Income Fund	Barclays Capital Aggregate Index
One Year	6.48%	5.97%
Three Years	2.76%	2.66%
Five Years	4.27%	4.45%
Ten Years	4.62%	4.71%

A high level of income over the long term consistent with preservation of capital is the objective of the Johnson Fixed Income Fund, and the primary assets are investment-grade fixed income securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. As of the Fund’s most recent prospectus dated May 1, 2014, the Fund’s total operating expense ratio was 0.85%. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the Barclays Capital Aggregate Index. The Barclays Capital Aggregate Index is the benchmark. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON MUNICIPAL INCOME FUND
Performance Review – December 31, 2014

The Johnson Municipal Income Fund provided a total return of 5.41% during 2014 compared to 2.81% for the Barclays Capital 5-Year General Obligation Municipal Bond Index.

Municipal yields fell during the year leading to the Fund’s positive return with the Fund’s emphasis on higher yielding and longer duration securities relative to its benchmark accounting for the outperformance. The Fund’s laddered maturity structure also assisted with performance as the municipal yield curve flattened with yields on longer maturity bonds decreasing the most. While the benchmark is comprised solely of 4 – 6 year maturity securities, the Fund is constructed with a laddered maturity profile of bonds primarily due within 1 to 15 years.

New issue supply of municipal securities was weak for most of 2014, continuing a trend that has seen outstanding tax-exempt municipal debt decline by over $100 billion since 2010 to approximately $3.6 trillion. Meanwhile, demand for municipal bonds increased in 2014 with positive flows into the mutual fund space as investors adjusted to the higher marginal tax rates passed in 2013 as part of the Fiscal Cliff negotiations. This combination of low supply and increasing demand helped fuel the rally, particularly in longer maturity bonds. Defaults in the municipal sector remained low on an absolute basis despite headlines surrounding the Detroit bankruptcy and financial difficulties in Puerto Rico. Tax revenues for many municipalities continue to show improvement, with the vast majority of states reporting increased revenue. However, we continue to expect lower quality issuers, primarily in a handful of states such as California, Illinois and particularly the territory of Puerto Rico, to face financial pressure. The Fund avoids such securities maintaining a strict focus on high quality municipal issuers. Over 70% of the securities in the Fund are rated AA or higher. Furthermore, the Fund is diversified by issuer, sector and state with approximately 28% of its assets in states other than Ohio.

Looking forward into 2015, we expect that technical factors should remain supportive, but rising yields may mute returns. The Federal Reserve completed its Quantitative Easing program in October and the market has begun to look toward the first Fed rate hike since 2006. Although new issue supply may increase as issuers take advantage of low interest rates, higher marginal tax rates should keep the municipal interest exemption in demand and any increases in supply should be easily absorbed by the market. While interest rates are poised to increase as the economy continues to gradually improve, municipals have historically outperformed other bond market alternatives during similar periods. We still see value in the space, as the ratios of municipal bond yields to comparable maturity treasury yields remain near attractive levels. Valuation remains favorable for a laddered maturity portfolio relative to the benchmark while the Fund’s strong yield advantage should also aid performance in 2015.

Average Annual Total Returns as of December 31, 2014
	Municipal Income Fund	Barclays 5 Year G.O. Muni Bond Index
One Year	5.41%	2.81%
Three Years	2.48%	1.94%
Five Years	3.38%	3.16%
Ten Years	3.61%	3.84%

A high level of federally tax-free income over the long term consistent with preservation of capital is the objective of the Johnson Municipal Income Fund, and the primary assets are intermediate term Ohio municipal bonds. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. As of the Fund’s most recent prospectus dated May 1, 2014, the Fund’s total operating expense ratio was 0.66%. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the Barclays Capital 5 Year General Obligation Municipal Bond Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

EQUITY INCOME FUND
Portfolio of Investments as of December 31, 2014

Common Stocks	Shares	Fair Value
Danaher Corp.	56,770	$4,865,757
Dover Corp.	30,200	2,165,944
Emerson Electric Co.	59,350	3,663,675
Norfolk Southern Corp.	41,400	4,537,854
10.1% – Total For Industrials		$15,233,230
AT&T Inc.	84,640	2,843,058
1.9% – Total For Telecommunication Services		$2,843,058
Coca Cola Co.	108,680	4,588,470
Hershey Foods Corp.	32,400	3,367,332
JM Smucker Co.	42,450	4,286,601
Nestle SA – ADR	82,700	6,032,965
Procter & Gamble Co.	33,990	3,096,149
Unilever PLC	128,300	5,193,584
17.7% – Total For Consumer Staples		$26,565,101
Nordstrom Inc.	64,850	5,148,442
Target Corp.	42,150	3,199,606
TJX Companies	55,000	3,771,900
8.1% – Total For Consumer Discretionary		$12,119,948
Chevron Corp.	54,385	6,100,909
ConocoPhillips	62,900	4,343,874
Hess Corp.	41,300	3,048,766
Royal Dutch Shell PLC, Class B ADR	64,800	4,507,488
Schlumberger Ltd.	35,150	3,002,161
14.0% – Total For Energy		$21,003,198
AON PLC	34,650	3,285,860
Everbank Financial Corp.	235,200	4,482,912
Marsh & McLennan Companies Inc.	56,800	3,251,232
PartnerRE Ltd.	27,200	3,104,336
RenaissanceRE Holdings Ltd.	28,500	2,770,770
11.2% – Total For Financial Services		$16,895,110
Abbott Laboratories	104,600	4,709,092
Owens & Minor Inc. Holding Company	125,500	4,406,305
Zimmer Holdings Inc.	41,100	4,661,562
9.2% – Total For Health Care		$13,776,959
Accenture PLC	72,930	6,513,378
Apple Computer Inc.	36,260	4,002,379
Cisco Systems Inc.	182,100	5,065,112
Linear Technology Corp.	55,600	2,535,360
Microsoft Corp.	62,105	2,884,777
Oracle Corp.	112,700	5,068,119

Common Stocks	Shares	Fair Value
Qualcomm Inc.	59,130	$4,395,133
SAP AG ADR	49,200	3,426,780
22.6% – Total For Information Technology		$33,891,038
Total Common Stocks 94.8%		$142,327,642
(Identified Cost $113,523,261)
Cash Equivalents
First American Government Obligation Fund, Class Z**	7,923,827	7,923,827
Total Cash Equivalents 5.3%		$7,923,827
(Identified Cost $7,923,827)
Total Portfolio Value 100.1%		$150,251,469
(Identified Cost $121,447,088)
Liabilities in Excess of Other Assets -0.1%		$(120,318)
Total Net Assets 100.0%		$150,131,151
**	Variable Rate Security; as of December 31, 2014, the 7 day yield was 0.01%.

ADR – American Depositary Receipt

PLC – Public Liability Company

The accompanying notes are an integral part of these financial statements.

GROWTH FUND
Portfolio of Investments as of December 31, 2014

Common Stocks	Shares	Fair Value
3M Co.	6,540	$1,074,653
Danaher Corp.	19,000	1,628,490
Dover Corporation	18,900	1,355,508
Eaton Corp.	13,970	949,401
Emerson Electric Co.	15,130	933,975
Fluor Corp.	14,525	880,651
Union Pacific Corp.	9,300	1,107,909
14.9% – Total For Industrials		$7,930,587
CVS Corp.	11,620	1,119,122
JM Smucker Co.	10,850	1,095,633
Nestle SA – ADR	21,020	1,533,409
Procter & Gamble Co.	11,700	1,065,753
The Fresh Market*	12,850	529,420
Treehouse Foods Inc.*	13,000	1,111,890
12.1% – Total For Consumer Staples		$6,455,227
Cabela’s Inc.*	10,050	529,735
Michael Kors Holdings Ltd.*	15,820	1,188,082
Nordstrom Inc.	14,300	1,135,277
Priceline.com Inc.*	840	957,776
TJX Companies	17,900	1,227,582
Walt Disney Co.	12,180	1,147,234
11.6% – Total For Consumer Discretionary		$6,185,686
Baker Hughes Inc.	16,760	939,733
Chevron Corp.	9,000	1,009,620
Continental Resources Inc.*	9,400	360,584
EOG Resources Inc.	15,940	1,467,596
Schlumberger Ltd.	16,005	1,366,987
9.6% – Total For Energy		$5,144,520
AON PLC	11,550	1,095,287
Axis Capital Holdings Ltd.	22,450	1,146,971
Everbank Financial Corp.	56,300	1,073,078
Invesco Ltd.	14,600	576,992
PNC Financial Services Group Inc.	11,810	1,077,426
PRA Group Inc.*	19,490	1,129,056
Western Alliance Bancorp.*	41,875	1,164,125
13.6% – Total For Financial Services		$7,262,935
Actavis PLC*	3,900	1,003,899
Analogic Corp.	21,450	1,814,885
Mednax Inc.*	16,300	1,077,593
Vertex Pharmaceuticals Inc.*	10,200	1,211,760
9.6% – Total For Health Care		$5,108,137

Common Stocks	Shares	Fair Value
Apple Inc.	18,650	$2,058,587
EMC Corp.	34,550	1,027,517
Facebook Inc.*	9,800	764,576
FEI Co.	6,700	605,345
F5 Networks Inc.*	8,125	1,059,825
Fortinet Inc.*	22,150	679,119
Google Inc. – Class A*	920	488,207
Google Inc. – Class C*	920	484,288
IPG Photonics Corp.*	15,400	1,153,768
Oracle Corp.	39,600	1,780,812
Proto Labs Inc.*	8,100	543,996
Qualcomm Inc.	15,100	1,122,383
Red Hat Inc.*	10,980	759,157
Ruckus Wireless Inc.*	44,000	528,880
SAP AG ADR	13,300	926,345
26.2% – Total For Information Technology		$13,982,805
Total Common Stocks 97.6%		$52,069,897
(Identified Cost $37,798,688)
Cash Equivalents
First American Government Obligation Fund, Class Z**	1,295,957	1,295,957
Total Cash Equivalents 2.4%		$1,295,957
(Identified Cost $1,295,957)
Total Portfolio Value 100.0%		$53,365,854
(Identified Cost $39,094,645)
Liabilities in Excess of Other Assets 0.0%		$(24,082)
Total Net Assets 100.0%		$53,341,772
*	Non-income producing security.
**	Variable Rate Security; as of December 31, 2014, the 7 day yield was 0.01%.

ADR – American Depositary Receipt

PLC – Public Liability Company

The accompanying notes are an integral part of these financial statements.

OPPORTUNITY FUND
Portfolio of Investments as of December 31, 2014

Common Stocks	Shares	Fair Value
Flotek Industries Inc.*	32,000	$599,360
Kapstone Paper & Packaging Corp.	21,000	615,510
U.S. Silica Holdings Inc.	13,000	333,970
Valspar Corp.	3,800	328,624
Westlake Chemical Corp.	6,000	366,540
5.0% – Total For Materials		$2,244,004
Alamo Group Inc.	15,000	726,600
Alliant Techsystems Inc.	3,600	418,500
Carlisle Corp.	4,100	369,984
Circor International Inc.	9,700	584,716
Copa Holdings SA	2,200	228,008
Deluxe Corp.	11,100	690,975
Dun & Bradstreet Corp.	2,800	338,688
Flowserve Corp.	8,800	526,504
Fluor Corp.	7,100	430,473
Generac Holdings Inc.*	7,000	327,320
Hillenbrand Inc.	18,000	621,000
Lincoln Electric	4,600	317,814
Old Dominion Freight*	6,300	489,132
Oshkosh Truck Corp.	10,300	501,095
Pentair PLC	9,000	597,780
Powell Industries Inc.	8,700	426,909
Snap-On Tools Corp.	3,100	423,894
Trinity Industries	15,800	442,558
United Stationers Inc.	12,400	522,784
Watsco Inc.	2,900	310,300
20.7% – Total For Industrials		$9,295,034
Church & Dwight Co. Inc.	6,000	472,860
Energizer Holdings Inc.	2,700	347,112
General Nutrition Inc.	5,600	262,976
Herbalife Ltd.*	4,500	169,650
Ingredion Inc.	3,600	305,424
JM Smucker Co.	4,500	454,410
Nu Skin Enterprises	5,000	218,500
Treehouse Foods Inc.*	7,200	615,816
Tyson Foods Inc.	8,000	320,720
7.1% – Total For Consumer Staples		$3,167,468
Advance Auto Parts Inc.	2,800	445,984
AMC Networks*	4,600	293,342
Autozone Inc.*	700	433,377
Chico’s FAS Inc.	19,400	314,474
Deckers Outdoor*	6,200	564,448
Foot Locker Inc.	6,000	337,080

Common Stocks	Shares	Fair Value
Gentex Corp.	11,800	$426,334
G-III Apparel Group Ltd.*	5,500	555,555
Hanesbrands Inc.	3,000	334,860
Helen Of Troy Ltd.*	8,600	559,516
LKQ*	15,800	444,296
Michael Kors Holdings Ltd.*	4,300	322,930
Nordstrom Inc.	8,500	674,815
Steven Madden Ltd.*	18,600	592,038
Thor Industries Inc.	8,000	446,960
VF Corp.	6,000	449,400
16.0% – Total For Consumer Discretionary		$7,195,409
Helmerich & Payne Inc.	6,000	404,520
Hollyfrontier Corp.	7,600	284,848
Oceaneering International	4,400	258,764
Patterson-UTI Energy Inc.	11,300	187,467
RPC	17,100	222,984
Superior Energy Services Inc.	11,400	229,710
3.5% – Total For Energy		$1,588,293
Allied World Assurance Co. Holdings Ltd.	7,800	295,776
Argo Group International Holdings Ltd.	8,400	465,948
Assurant Inc.	6,000	410,580
Axis Capital Holdings Ltd.	14,500	740,805
Berkshire Hills Bancorp Inc.	22000	586,520
Endurance Specialty Holdings Ltd.	7,300	436,832
Everbank Financial Corp.	36,000	686,160
Fidelity National Title Group Inc.	11,500	396,175
HCC Insurance Holdings Inc.	6,300	337,176
Home Bancshares Inc.	14,000	450,240
Huntington Bancshares Inc.	35,100	369,252
PartnerRE Ltd.	5,200	593,476
PRA Group Inc.*	12,000	695,160
Principal Financial Group Inc.	7,700	399,938
Protective Life	6,500	452,725
Reinsurance Group of America	4,500	394,290
RenaissanceRE Holdings Ltd.	6,000	583,320
Unumprovident Corp.	9,100	317,408
Western Alliance Bancorp.*	25,000	695,000
20.8% – Total For Financial Services		$9,306,781
Analogic Corp.	10,000	846,100
Mednax Inc.*	10,000	661,100
Owens & Minor Inc. Holding Co.	17,800	624,958
United Therapeutics Corp.*	5,300	686,297

The accompanying notes are an integral part of these financial statements.

OPPORTUNITY FUND
Portfolio of Investments as of December 31, 2014

Common Stocks	Shares	Fair Value
Universal Health Services Inc.	4,000	$445,040
VCA Inc.*	17,900	872,983
9.2% – Total For Health Care		$4,136,478
Amdocs Ltd.	7,300	340,582
Brocade Communications Systems Inc.	59,300	702,112
F5 Networks*	5,700	743,508
Flir Systems Inc.	9,800	316,638
IPG Photonics Corp.*	10,700	801,644
Neustar Inc.*	14,600	405,880
PC Connection Inc.*	27,000	662,850
Red Hat Inc.*	10,000	691,400
Ubiquiti Networks Inc.	13,700	406,068
Western Digital Corp.	4,600	509,220
12.4% – Total For Information Technology		$5,579,902
UGI Corp.	10,800	410,184
Wisconsin Energy Corp.	12,100	638,154
2.4% – Total For Utilities		$1,048,338
Total Common Stocks 97.1%		$43,561,707
(Identified Cost $35,127,588)
Real Estate Investment Trusts (REITs)
Lexington Realty Trust	53,000	581,940
Retail Properties of America	19,900	332,131
Total REITs 2.0%		$914,071
(Identified Cost $735,307)

Cash Equivalents	Shares	Fair Value
First American Government Obligation Fund, Class Z**	401,002	$401,002
Total Cash Equivalents 0.9%		$401,002
(Identified Cost $401,002)
Total Portfolio Value 100.0%		$44,876,780
(Identified Cost $36,263,897)
Other Assets in Excess of Liabilities 0.0%		$3,979
Total Net Assets 100.0%		$44,880,759
*	Non-income producing security.
**	Variable Rate Security; as of December 31, 2014, the 7 day yield was 0.01%.

PLC – Public Liability Company

The accompanying notes are an integral part of these financial statements.

REALTY FUND
Portfolio of Investments as of December 31, 2014

Real Estate Investment Trusts (REITs)	Shares	Fair Value
American Campus Communities Inc.	700	$28,952
Apartment Investment & Management Co.	2,624	97,482
Avalonbay Communities Inc.	2,009	328,251
Camden Property Trust	1,600	118,144
Equity LifeStyle Properties Inc.	1,500	77,325
Equity Residential	5,700	409,488
Essex Property Trust Inc.	1,165	240,689
Home Properties Inc.	1,100	72,160
Mid-America Apartment Communities Inc.	1,630	121,728
Post Properties Inc.	1,400	82,278
Senior Housing Properties Trust	3,500	77,385
Sun Communities Inc.	650	39,299
UDR Inc.	3,807	117,332
16.3% – Total For Residential		$1,810,513
American Tower Corp.	6,200	612,870
Brandywine Realty Trust	3,000	47,940
Cousins Properties Inc.	3,500	39,970
Douglas Emmett Inc.	2,500	71,000
Lexington Realty Trust	3,500	38,430
National Retail Properties Inc.	2,250	88,582
PS Business Parks Inc.	500	39,770
Public Storage	2,700	499,095
Retail Properties of America	5,000	83,450
Vornado Realty Trust	3,061	360,310
17.0% – Total For Diversified		$1,881,417
HCP Inc.	7,100	312,613
Health Care Inc.	4,650	351,865
Healthcare Realty Trust Inc.	1,500	40,980
LTC Properties Inc.	650	28,060
Medical Properties Trust Inc.	2,800	38,584
Omega Healthcare Investors Inc.	2,000	78,140
Universal Health Realty Income Trust	300	14,436
Ventas Inc.	4,500	322,650
10.7% – Total For Health Care Facilities		$1,187,328
Diamondrock Hospitality Co.	4,000	59,480
Host Hotels & Resorts Inc.	12,654	300,786
LaSalle Hotel Properties	1,500	60,705
RL Lodging Trust	2,500	83,825
Ryman Hospitality Properties	1,000	52,740
Strategic Hotels and Resorts Inc.*	5,000	66,150
Sunstone Hotel Investors Inc.	3,000	49,530
6.1% – Total For Hotels/Motels		$673,216

Real Estate Investment Trusts (REITs)	Shares	Fair Value
Alexandria Real Estate Equities Inc.	1,500	$133,110
Boston Properties Inc.	2,420	311,430
Corporate Office Properties Trust	2,000	56,740
Digital Realty Trust, Inc.	2,300	152,490
Duke Realty Corp.	5,000	101,000
Equity Commonwealth	1,700	43,639
Highwoods Properties Inc.	1,700	75,276
Kilroy Realty Corp.	1,545	106,713
Liberty Property Trust	2,661	100,133
Mack-Cali Realty Corp.	1,500	28,590
Piedmont Office Realty Trust Inc.	3,500	65,940
10.6% – Total For Office		$1,175,061
BioMed Realty Trust Inc.	2,500	53,850
CubeSmart	2,500	55,175
DCT Industrial Trust Inc.	1,375	49,033
Eastgroup Properties	600	37,992
Extra Space Storage Inc.	1,750	102,620
Prologis Inc.	8,056	346,650
Sovran Self Storage Inc.	600	52,332
6.3% – Total For Industrial		$697,652
Acadia Realty Trust	1,000	32,030
Alexander’s Inc.	100	43,718
CBL & Associates Properties Inc.	2,394	46,491
DDR Corp.	7,055	129,530
Dupont Fabros Technology Inc.	1,800	59,832
EPR Properties	1,000	57,630
Equity One Inc.	1,600	40,576
Federal Realty Investment Trust	1,000	133,460
General Growth Partners Inc.	13,800	388,194
Glimcher Realty Trust	2,900	39,846
Hospitality Property Trust	3,300	102,300
Kimco Realty Corp.	6,567	165,094
Macerich Co.	2,192	182,835
Realty Income Corp.	3,819	182,204
Regency Centers Corp.	1,375	87,698
Simon Property Group Inc.	4,854	883,962
SL Green Realty Corp.	1,500	178,530
Tanger Factory Outlet Centers Inc.	2,000	73,920
Taubman Centers Inc.	1,300	99,346
Washington Prime Group Inc.	2,777	47,820
Washington Real Estate Investment Trust	1,500	41,490
Weingarten Realty Investors	2,500	87,300
28.0% – Total For Retail		$3,103,806

The accompanying notes are an integral part of these financial statements.

REALTY FUND
Portfolio of Investments as of December 31, 2014

Real Estate Investment Trusts (REITs)	Shares	Fair Value
Plum Creek Timber Co. Inc.	2,500	$106,975
Rayonier Inc.	2,000	55,880
Weyerhaueser Co.	9,200	330,188
4.5% – Total For Timber		$493,043
Total REITs 99.5%		$11,022,036
(Identified Cost $5,789,239)
Cash Equivalents
First American Government Obligation Fund, Class Z**	25,352	25,352
Total Cash Equivalents 0.2%		$25,352
(Identified Cost $25,352)
Total Portfolio Value 99.7%		$11,047,388
(Identified Cost $5,814,591)
Other Assets in Excess of Liabilities 0.3%		$37,122
Total Net Assets 100.0%		$11,084,510
*	Non-income producing security.
**	Variable Rate Security; as of December 31, 2014, the 7 day yield was 0.01%.

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL FUND
Portfolio of Investments as of December 31, 2014

Common Stocks	Shares	Fair Value
Agrium Inc.	1,400	$132,608
Air Liquide SA ADR	3,777	93,103
Anglogold Ltd.	6,000	52,200
Antofagasta PLC	5,900	139,771
BASF SE ADR	750	62,543
BHP Billiton Ltd ADR	2,550	120,666
BHP Billiton PLC ADR	2,400	103,200
Cemex SA De CV ADR*	9,366	95,440
Newcrest Mining Ltd ADR*	7,400	65,978
Nippon Steel & Sumitomo Metal Corp.	3,530	88,109
Nitto Dendo Corp. ADR	4,000	111,868
Posco	1,400	89,334
Rio Tinto PLC ADR	1,570	72,314
Syngenta AG ADR	1,700	109,208
Vale SA	9,200	75,256
7.7% – Total For Materials		$1,411,598
ABB Ltd.	2,900	61,335
Atlas Copco AB ADR	2,700	75,527
BAE Systems PLC ADR	5,140	149,857
Bunzl PLC ADR	4,000	108,440
Canadian National Railway Co.	1,400	96,474
Canadian Pacific Ltd. Corp.	800	154,152
Itochu Corp. ADR	3,000	64,200
Komatsu Ltd. ADR	6,900	152,835
Koninklijke Philips EL – NY Shares	3,557	103,153
Mitsubishi Corp.	2,570	94,478
Mitsui & Co., Ltd. ADR	300	80,474
Schneider Elect SA ADR	10,000	144,100
Sensata Technologies Holding NV*	3,200	167,712
Siemens AG	900	100,800
Tata Motor Ltd.	4,100	173,348
Volvo AB ADR	8,000	86,240
9.9% – Total For Industrials		$1,813,125
America Movil – ADR Series L	4,460	98,923
BT Group PLC	1,600	99,184
China Mobile (Hong Kong) Ltd.	2,700	158,814
Chunghwa Telecom Co. Ltd.	2,440	71,809
Deutsche Telekom AG	5,950	94,546
KDDI Corp.	14,400	227,520
Millicom International Cellular SA	1,800	134,784
MTN Group Ltd. ADR	2,390	45,099
Nippon Telegraph and Telephone Corp. ADR	2,850	72,989

Common Stocks	Shares	Fair Value
Orange SA ADR	5,896	$99,760
Philippine Long Distance Telephone Co. ADR	1,800	113,922
SK Telecom Co. Ltd.	3,400	91,834
Telef Brasil	4,371	77,279
Telefonica SA ADR	4,849	68,904
Vivendi	3,504	86,969
Vodafone Group PLC ADR	2,727	93,182
9.0% – Total For Telecommunication Services		$1,635,518
Coca-Cola Amatil Ltd. ADR	4,760	36,105
Coca-Cola Enterprises Femsa SA ADR	1,000	86,520
Danone ADR	6,073	79,052
Koninklijke Ahold NV ADR	4,892	86,950
L’Oreal ADR	4,200	139,986
Nestle SA ADR	4,140	302,013
Reckitt Benckiser Group PLC	6,800	112,676
Sun Art Retail Group Ltd.	7,000	68,600
Tesco PLC ADR	10,500	91,298
Unilever NV	1,360	53,094
Unilever PLC	5,730	231,950
Wal-Mart De Mexico SA ADR	4,000	85,760
7.5% – Total For Consumer Staples		$1,374,004
Adidas AG ADR	2,000	69,010
Daimler AG	1,950	160,680
Grupo Televisa SA*	2,800	95,368
Hennes & Mauritz AB ADR	14,300	118,118
Honda Motor Co. Ltd. ADR	1,940	57,269
Magna International Inc.	2,500	271,725
Marks & Spencer Group PLC	5,000	73,600
Naspers Ltd.	1,300	169,000
Sky PLC ADR	1,700	94,724
Sony Corp. ADR	5,730	117,293
Toyota Motor Corp. ADR	2,210	277,311
Volkswagen AG ADR	1,720	74,063
WPP PLC ADR	1,300	135,330
9.4% – Total For Consumer Discretionary		$1,713,491
BG Group PLC ADR	6,100	81,496
BP PLC ADR	2,298	87,600
Cnooc Ltd.	360	48,758
Eni SPA ADR	1,770	61,791
Gazprom OAO ADR	11,360	51,461
Inpex Corp.	7,000	77,910

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL FUND
Portfolio of Investments as of December 31, 2014

Common Stocks	Shares	Fair Value
Petrochina Co. Ltd. ADR	1,800	$199,728
Petroleo Brasileiro ADR	5,620	41,026
Royal Dutch Shell PLC – Class B	3,700	257,372
Statoil ASA	3,200	56,352
Suncor Energy Inc.	3,200	101,696
Total SA ADR	2,300	117,760
Woodside Petroleum ADR	2,500	77,300
6.9% – Total For Energy		$1,260,250
Allianz AG	7,900	130,903
Australia and New Zealand Banking Group Ltd.	6,400	166,400
Banco Bradesco ADR	8,800	117,656
Banco De Chile	931	64,183
Banco Santander SA	8,898	74,120
Bank of Montreal	1,240	87,705
Bank of Nova Scotia	1,800	102,744
Barclays PLC ADR	6,454	96,875
BNP Paribas ADR	3,390	99,598
Cheung Kong Ltd ADR	8,000	133,760
Credit Suisse Group ADR	3,666	91,943
Deutsche Boerse AG	16,000	113,280
Grupo Financiero Santander Mexico Sab De CV	4,300	44,548
HDFC Bank Ltd. ADR	3,900	197,925
HSBC Holdings PLC ADR	3,692	174,373
Icici Bank Ltd. ADR	8,800	101,640
Industrial and Commercial Bank Of China Ltd.	22,900	334,340
Itau Unibanco Holding SA ADR	6,000	78,060
KB Financial Group Inc. ADR*	2,400	78,288
Macquarie Group Ltd. ADR*	1,887	89,538
Manulife Financial Corp.	4,420	84,378
Mitsubishi Estate Co. Ltd. ADR	4,000	84,360
Mitsubishi UFJ Financial Group Inc. ADR	34,300	189,679
National Australia Bank Ltd. – ADR	12,080	164,771
Orix Corp. ADR	1,750	109,428
Prudential PLC ADR	3,900	180,063
Royal Bank of Canada	1,600	110,512
Sumitomo Corp. ADR	7,500	77,325
Sumitomo Mitsui Financial Group Inc.	24,100	175,448
Sun Hung Kai Properties Ltd. ADR	5,450	83,167

Common Stocks	Shares	Fair Value
Swiss Re Ltd.	1,100	$93,027
Tokio Marine Holdings Inc. ADR	6,000	195,780
Toronto Dominion Bank	1,800	86,004
UBS AG ADR	4,800	79,344
United Overseas Bank Ltd. ADR	5,300	195,941
Westpac Banking Corp. Ltd. ADR	4,650	125,085
Zurich Insurance Group ADR	3,240	101,088
24.8% – Total For Financial Services		$4,513,279
Astellas Pharma Inc. ADR	12,400	173,123
Astrazeneca PLC ADR	2,700	190,026
Bayer AG ADR	1,900	259,996
Dr. Reddy’s Laboratories Ltd.	3,340	168,503
Novartis AG ADR	2,480	229,797
Novo Nordisk A/S ADR	4,300	181,976
Roche Holdings Ltd. ADR	7,520	255,605
Takeda Pharmaceutical Company Ltd.	3,320	68,863
Teva Pharmaceuticals	4,700	270,297
9.9% – Total For Health Care		$1,798,186
ASML Holding NV	1,162	125,298
Baidu.com*	600	136,782
Check Point Software Technologies Ltd.*	1,720	135,140
Lenovo Group Ltd.	5,400	141,588
Mercadolibre Inc.	1,200	153,204
SAP AG ADR	5,400	376,110
Siliconware Precision Industries Co. ADR	13,300	100,415
SoftBank Corp.	4,300	127,710
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	13,100	293,178
Telefonaktiebolaget LM Ericsson	12,900	156,090
Tencent Holdings Ltd.	6,500	94,315
United Microelectronics ADR	44,930	101,991
10.7% – Total For Information Technology		$1,941,821
Centrica PLC	3,700	63,862
Enel SPA ADR	21,100	93,262
Enersis SA ADR	7,400	118,622
Iberdrola SA ADR	3,578	96,266
Korea Electric Power Corp.*	5,100	98,736
2.6% – Total For Utilities		$470,748
Total Common Stocks 98.4%		$17,932,020
(Identified Cost $15,228,436)

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL FUND
Portfolio of Investments as of December 31, 2014

Cash Equivalents	Shares	Fair Value
First American Government Obligation Fund, Class Z**	295,591	$295,591
Total Cash Equivalents 1.6%		$295,591
(Identified Cost $295,591)
Total Portfolio Value 100.0%		$18,227,611
(Identified Cost $15,524,027)
Other Assets in Excess of Liabilities 0.0%		$225
Total Net Assets 100.0%		$18,227,836
*	Non-income producing security.
**	Variable Rate Security; as of December 31, 2014, the 7 day yield was 0.01%.

ADR – American Depositary Receipt

PLC – Public Liability Company

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of December 31, 2014

Fixed Income Securities – Bonds	Face Value	Fair Value
Corporate Bonds:
AON Corp. Senior Unsecured Notes, 5.000% Due 09/30/2020	3,795,000	$4,237,577
BB&T Corp. Subordinated Notes, 3.950% Due 03/22/2022	1,784,000	1,877,492
BB&T Corp. Subordinated Notes, 5.250% Due 11/01/2019	1,727,000	1,923,881
ERP Operating LP Senior Unsecured Notes, 5.125% Due 03/15/2016	1,490,000	1,562,292
ERP Operating LP Senior Unsecured Notes, 5.750% Due 06/15/2017	1,270,000	1,398,024
ERP Operating LP Senior Unsecured Notes, 7.125% Due 10/15/2017	885,000	1,009,543
Fifth Third Bancorp Subordinated Notes, 4.500% Due 06/01/2018	2,319,000	2,498,092
Fifth Third Bancorp Subordinated Notes, 5.450% Due 01/15/2017	245,000	262,913
Huntington National Bank Senior Unsecured Notes, 1.300% Due 11/20/2016	3,000,000	2,987,619
JPMorgan Chase & Co. Senior Subordinated Notes, 3.875% Due 09/10/2024	3,000,000	3,002,553
Key Bank NA Subordinated Notes, 4.625% Due 06/15/2018**	746,000	780,244
Key Bank NA Subordinated Notes, 7.413% Due 05/06/2015	829,000	847,679
Marsh & McLennan Companies Inc. Senior Unsecured Notes, 2.300% Due 04/01/2017	1,000,000	1,012,394
Marsh & McLennan Companies Inc. Senior Unsecured Notes, 4.800% Due 07/15/2021	3,155,000	3,506,530
MetLife Inc. Senior Unsecured Notes, 6.750% Due 06/01/2016	2,835,000	3,056,402
National City Corp. Subordinated Notes, 6.875% Due 05/15/2019	1,534,000	1,802,079
Northern Trust Co. Subordinated Notes, 5.850% Due 11/09/2017	1,000,000	1,114,451
PNC Funding Corp. Bank Guarantee Notes, 5.250% Due 11/15/2015	1,267,000	1,313,399
PNC Funding Corp. Bank Guarantee Notes, 5.625% Due 02/01/2017	870,000	939,398
Prudential Financial Corp. Senior Unsecured Notes, 4.500% Due 11/15/2020	3,135,000	3,402,403

Fixed Income Securities – Bonds	Face Value	Fair Value
Prudential Financial Corp. Senior Unsecured Notes, 5.375% Due 06/21/2020	105,000	$118,505
Prudential Financial Corp. Senior Unsecured Notes, 6.100% Due 06/15/2017	630,000	695,639
Simon Property Group Senior Unsecured Notes, 5.750% Due 12/01/2015	1,250,000	1,291,939
Suntrust Banks Inc. Senior Unsecured Notes, 3.600% Due 04/15/2016	3,000,000	3,094,191
US Bank NA Subordinated Notes, 3.778% Due 04/29/2020	1,300,000	1,311,669
Wells Fargo & Company Subordinated Notes, 3.450% Due 02/13/2023	4,505,000	4,565,790
21.9% – Total For Corporate Bonds: Bank and Finance		$49,612,698
Air Products & Chemicals Senior Unsecured Notes, 7.250% Due 04/15/2016	1,000,000	1,077,981
Becton Dickinson Senior Unsecured Notes, 3.125% Due 11/08/2021	3,230,000	3,242,022
Burlington Northern Santa Fe Senior Unsecured Notes, 3.450% Due 09/15/2021	2,780,000	2,900,919
Burlington Northern Santa Fe Senior Unsecured Notes, 3.600% Due 09/01/2020	865,000	907,782
CR Bard Inc. Senior Unsecured Notes, 4.400% Due 01/15/2021	2,110,000	2,317,761
Eaton Corp. Senior Unsecured Notes, 2.750% Due 11/02/2022	1,000,000	982,397
Enterprise Products Senior Unsecured Notes, 3.350% Due 03/15/2023	910,000	900,074
Enterprise Products Senior Unsecured Notes, 4.050% Due 02/15/2022	2,500,000	2,593,955
General Electric Capital Corp. Senior Unsecured Floating Rate Notes, 1.039% Due 04/15/2020	3,898,000	3,912,033
General Electric Capital Corp. Senior Unsecured Floating Rate Notes, 1.233% Due 03/15/2023	1,435,000	1,455,201
Johnson Controls Inc. Senior Unsecured Notes, 5.000% Due 03/30/2020	3,495,000	3,835,619
Kellogg Co. Senior Unsecured Notes, 4.000% Due 12/15/2020	3,645,000	3,901,280

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of December 31, 2014

Fixed Income Securities – Bonds	Face Value	Fair Value
Kroger Co. Senior Unsecured Notes, 2.200% Due 01/15/2017	92,000	$93,463
Kroger Co. Senior Unsecured Notes, 7.000% Due 05/01/2018	1,500,000	1,718,510
Norfolk Southern Corp. Senior Unsecured Notes, 5.900% Due 06/15/2019	1,000,000	1,147,782
Procter & Gamble Co. Senior Unsecured Notes, 8.000% Due 10/26/2029	2,165,000	3,203,799
United Technologies Corp. Senior Unsecured Notes, 4.875% Due 03/01/2020	1,025,000	1,134,601
Wal-Mart Stores Senior Unsecured Notes, 7.550% Due 02/15/2030	4,000,000	5,905,828
Williams Partners LP Senior Unsecured Notes, 4.000% Due 11/15/2021	2,770,000	2,776,778
19.5% – Total For Corporate Bonds: Industrial		$44,007,785
AT&T Inc. Senior Unsecured Notes, 5.500% Due 02/01/2018	1,500,000	1,655,838
Georgia Power Co. Senior Unsecured Notes, 5.250% Due 12/15/2015	1,000,000	1,041,172
Gulf Power Co. Senior Notes, 5.300% Due 12/01/2016	1,195,000	1,291,686
Mid American Holdings Senior Unsecured Notes, 5.750% Due 04/01/2018	3,000,000	3,361,938
Mississippi Power Co. Senior Unsecured Notes, 2.350% Due 10/15/2016	350,000	357,468
National Rural Utilities Collateral Trust, 10.375% Due 11/01/2018	1,005,000	1,310,324
NStar Electric Co. Senior Unsecured Notes, 4.500% Due 11/15/2019	2,511,000	2,730,813
Verizon Communications Senior Unsecured Notes, 6.350% Due 04/01/2019	3,960,000	4,588,701
Virginia Electric & Power Co. Senior Unsecured Notes, 5.250% Due 12/15/2015	850,000	884,246
Xcel Energy Inc. Senior Unsecured Notes, 4.700% Due 05/15/2020	2,636,000	2,925,006
Xcel Energy Inc. Senior Unsecured Notes, 5.613% Due 04/01/2017	1,037,000	1,131,709
9.4% – Total For Corporate Bonds: Utilities		$21,278,901

Fixed Income Securities – Bonds	Face Value	Fair Value
United States Government Treasury Obligations
Treasury Inflation Protected Security, 0.125% Due 04/15/2019	6,080,220	$6,011,778
Treasury Inflation Protected Security, 0.125% Due 01/15/2022	7,868,400	7,659,553
United States Treasury Notes, 2.750% Due 08/15/2042	9,750,000	9,746,958
United States Treasury Notes, 2.750% Due 11/15/2042	8,425,000	8,416,440
United States Treasury Notes, 3.125% Due 02/15/2042	1,250,000	1,345,605
14.7% – Total For United States Government Treasury Obligations		$33,180,334
Government Agency Obligations
FHLB Step-up Coupon Notes, 0.750% Due 07/10/2019**	4,000,000	3,999,824
FHLMC Step-up Coupon Notes, 0.500% Due 09/09/2017**	5,115,000	5,118,412
FHLMC Step-up Coupon Notes, 1.000% Due 12/18/2019	3,000,000	3,003,114
5.4% – Total For United States Government Agency Obligations		$12,121,350
Government Agency Obligations – Mortgage Backed Securities
FHLMC 10/1 Hybrid Adjustable Rate Mortgage, 3.252% Due 04/01/2042	4,646,736	4,818,893
FHLMC CMO Series 2877 Class AL, 5.000% Due 10/15/2024	778,131	841,627
FHLMC CMO Series 2985 Class GE, 5.500% Due 06/15/2025	405,404	446,724
FHLMC CMO Series 3098 Class KE, 5.500% Due 09/15/2034	52,419	52,576
FHLMC CMO Series 3499 Class PA, 4.500% Due 08/15/2036	448,309	464,651
FHLMC CMO Series 3946 Class LN, 3.500% Due 04/15/2041	795,192	831,391
FHLMC CMO Series 3969 Class MP, 4.500% Due 04/15/2039	2,003,636	2,088,167
FHLMC CMO Series 4017 Class MA, 3.000% Due 03/15/2041	1,988,097	2,021,245

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of December 31, 2014

Fixed Income Securities – Bonds	Face Value	Fair Value
FHLMC Gold Partner Certificate Pool C01005, 8.000% Due 06/01/2030	2,730	$3,248
FHLMC Gold Partner Certificate Pool G06616, 4.500% Due 12/01/2035	1,354,800	1,477,534
FHLMC Gold Partner Certificate Pool G08068, 5.500% Due 07/01/2035	2,736,192	3,078,774
FHLMC Partner Certificate Pool 780439, 2.348% Due 04/01/2033**	163,734	174,230
FNMA CMO Series 2003-79 Class NJ, 5.000% Due 08/25/2023	1,679,676	1,826,607
FNMA CMO Series 2011-141 Class PA, 4.500% Due 02/25/2039	263,427	265,813
FNMA CMO Series 2013-21 Class VA, 3.000% Due 07/25/2028	4,969,370	5,127,574
FNMA Partner Certificate Pool 253300, 7.500% Due 05/01/2020	1,504	1,611
FNMA Partner Certificate Pool 725027, 5.000% Due 11/01/2033	900,199	997,400
FNMA Partner Certificate Pool 725704, 6.000% Due 08/01/2034	338,402	386,512
FNMA Partner Certificate Pool 888223, 5.500% Due 01/01/2036	1,303,259	1,463,468
FNMA Partner Certificate Pool 889185, 5.000% Due 12/01/2019	206,510	221,603
FNMA Partner Certificate Pool 995112, 5.500% Due 07/01/2036	908,974	1,021,562
FNMA Partner Certificate Pool AA4392, 4.000% Due 04/01/2039	2,618,706	2,798,128
GNMA II Pool 2658, 6.500% Due 10/20/2028	35,170	40,832
GNMA II Pool 2945, 7.500% Due 07/20/2030	6,962	8,430
GNMA II Pool 4187, 5.500% Due 07/20/2038	35,214	37,614
GNMA II Pool 4847, 4.000% Due 11/20/2025	771,155	821,398
GNMA Pool 780400, 7.000% Due 12/15/2025	4,355	5,059
GNMA Pool 780420, 7.500% Due 08/15/2026	2,492	2,959
GNMA Pool 781397, 5.500% Due 02/15/2017	15,768	16,563

Fixed Income Securities – Bonds	Face Value	Fair Value
GNMA CMO Series 2009-124 Class L, 4.000% Due 11/20/2038	654,462	$685,466
14.2% – Total For Government Agency Obligations – Mortgage Backed Securities		$32,027,659
Certificates of Deposit
Goldman Sachs Bank USA Certificate of Deposit (FDIC Insured), 1.350% Due 11/28/2017	240,000	238,398
0.1% – Total Certificates of Deposit		$238,398
Taxable Municipal Bonds
Columbus – Franklin County Ohio Finance Authority Revenue Bond – Ohio Capital Fund, 1.557% Due 08/15/2016	640,000	642,189
Florida Atlantic University Capital Improvement Revenue – Build America Bonds, 6.249% Due 07/01/2020	1,000,000	1,160,200
Florida Atlantic University Capital Improvement Revenue – Build America Bonds, 7.439% Due 07/01/2030	2,125,000	2,512,175
Florida Atlantic University Capital Improvement Revenue – Build America Bonds, 7.589% Due 07/01/2037	2,500,000	2,960,350
Kentucky Asset Liability Commission Revenue – Build America Bonds, 3.928% Due 04/01/2016	2,480,000	2,570,198
Miami University Ohio General Receipts Revenue – Build America Bonds, 4.807% Due 09/01/2017	1,250,000	1,349,113
State of Ohio Major New Infrastructure Revenue – Build America Bonds, 4.844% Due 12/15/2019	2,450,000	2,742,775
University of Cincinnati Ohio General Receipts Revenue – Build America Bonds, 4.325% Due 06/01/2017	1,375,000	1,470,356
University of Cincinnati Ohio General Receipts Revenue – Build America Bonds, 5.616% Due 06/01/2025	930,000	1,073,908

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of December 31, 2014

Fixed Income Securities – Bonds	Face Value	Fair Value
University of Washington Revenue – Build America Bonds, 5.400% Due 06/01/2036	3,000,000	$3,708,750
8.9% – Total For Taxable Municipal Bonds		$20,190,014
Non-Taxable Municipal Bonds
Hamilton County OH Health Care Facilities Revenue Bond – The Christ Hospital, 5.000% Due 06/01/2019	2,735,000	3,116,259
Hamilton County OH Health Care Facilities Revenue Bond – The Christ Hospital, 5.000% Due 06/01/2020	1,165,000	1,348,289
2.0% – Total For Non-Taxable Municipal Bonds		$4,464,548
Total Fixed Income Securities – Bonds 96.1%		$217,121,687
(Identified Cost $207,721,238)

Preferred Stocks	Shares
Allstate Corp. Subordinated Debentures, 5.100% Due 01/15/2053	154,977	3,925,567
Total Preferred Stocks 1.7%		$3,925,567
(Identified Cost $3,888,768)
Cash Equivalents
First American Government Obligation Fund, Class Z, 0.01%**	3,615,075	3,615,075
Total Cash Equivalents 1.6%		$3,615,075
(Identified Cost $3,615,075)
Total Portfolio Value 99.4%		$224,662,329
(Identified Cost $215,225,081)
Other Assets in Excess of Liabilities 0.7%		$1,477,911
Total Net Assets 100%		$226,140,240
**	Variable Rate Security; the rate shown is as of December 31, 2014.

CMO – Collateralized Mortgage Obligation

FDIC – Federal Deposit Insurance Corp.

FHLB – Federal Home Loan Bank

FHLMC – Federal Home Loan Mortgage Corp.

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of December 31, 2014

Municipal Income Securities – Bonds	Face Value	Fair Value
Akron Ohio GO Limited, 5.000% Due 12/01/2024	400,000	$482,944
Cincinnati Ohio GO, 5.000% Due 12/01/2017*	75,000	78,238
Cincinnati Ohio Various Purpose GO Unlimited, 2.000% Due 12/01/2024	100,000	95,807
Gahanna Ohio GO (AMBAC Insured), 5.000% Due 12/01/2018*	400,000	417,456
Groveport Ohio GO Limited (AMBAC Insured), 3.500% Due 12/01/2023	185,000	197,367
Hudson City Ohio GO Limited, 5.000% Due 12/01/2035*	200,000	208,728
Mason Ohio GO Limited, 4.000% Due 12/01/2020	375,000	400,058
Mentor Ohio GO (MBIA Insured), 5.000% Due 12/01/2015	140,000	146,097
Westerville Ohio GO Limited (AMBAC Insured), 5.000% Due 12/01/2024	40,000	44,493
3.5% – Total For General Obligation – City		$2,071,188
Clark County Ohio GO Limited Bond Anticipation Notes, 0.500% Due 05/27/2015	500,000	500,015
Cuyahoga County Ohio Capital Improvement GO Limited, 5.000% Due 12/01/2016	325,000	352,531
Greene County Ohio GO Limited (AMBAC Insured), 4.000% Due 12/01/2017	450,000	484,897
Hamilton County Ohio Various Purpose GO Limited, 4.000% Due 12/01/2018	160,000	173,710
Indianapolis-Marion County Indiana Public Library GO Limited., 2.000% Due 07/01/2016	430,000	438,634
Portage County Ohio GO Limited, 3.000% Due 12/01/2021	270,000	281,637
Summit County Ohio GO Limited, 4.000% Due 12/01/2023	300,000	338,523
4.4% – Total For General Obligation – County		$2,569,947
Ohio GO Unlimited Common Schools, 5.000% Due 09/15/2016	200,000	215,246
Ohio GO Unlimited Common Schools – Series C, 4.250% Due 09/15/2022	845,000	977,293

Municipal Income Securities – Bonds	Face Value	Fair Value
Ohio GO Unlimited Higher Education – Series C, 5.000% Due 08/01/2016	370,000	$395,933
Ohio Infrastructure Improvement GO, 5.000% Due 09/01/2025*	90,000	90,668
Ohio Infrastructure Improvement GO Unlimited, 5.000% Due 08/01/2022	500,000	606,435
3.9% – Total For General Obligation – State		$2,285,575
Arizona Board of Regents Revenue Arizona State University, 5.000% Due 08/01/2028	815,000	966,843
Arizona Board of Regents Revenue Arizona State University, 5.750% Due 07/01/2023	300,000	345,135
Arizona Board of Regents Revenue University of Arizona, 5.000% Due 06/01/2029	125,000	150,226
Bowling Green State University Ohio General Receipt Revenue, 3.000% Due 06/01/2016	300,000	310,257
Colorado Board of Governors University Enterprise System Revenue, 5.000% Due 03/01/2027	225,000	274,646
Colorado Higher Education Lease Financing Program Certificate of Participation, 5.000% Due 11/01/2025	290,000	358,037
Colorado Higher Education Lease Financing Program Certificate of Participation, 5.250% Due 11/01/2023*	220,000	253,964
Florida Atlantic University Finance Corp. Capital Improvement Revenue, 5.000% Due 07/01/2016	250,000	266,483
Florida State Board of Governors Florida Atlantic University Parking Revenue, 3.000% Due 07/01/2016	300,000	311,364
Florida State Board of Governors Florida State University Mandatory Student Fee Revenue Series A, 4.000% Due 07/01/2018	600,000	653,964
Kent State University Ohio General Receipt Revenue Series B (Assured Guaranty Insured), 5.000% Due 05/01/2017	500,000	545,735
Lorain County Ohio Community College District General Receipts Revenue Bond, 3.000% Due 06/01/2020	190,000	198,987

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of December 31, 2014

Municipal Income Securities – Bonds	Face Value	Fair Value
Miami University Ohio General Receipts Revenue, 4.000% Due 09/01/2023	1,040,000	$1,147,110
Miami University Ohio General Receipts Revenue, 5.000% Due 09/01/2020	100,000	116,714
Miami University Ohio Revenue, 4.000% Due 09/01/2027	300,000	325,497
Miami University Ohio Revenue (AMBAC Insured), 5.000% Due 09/01/2015	250,000	257,840
Miami University Ohio Revenue (AMBAC Insured), 5.250% Due 09/01/2017	150,000	166,604
Ohio Higher Education Facilities Commission Revenue – Xavier University Project, 5.000% Due 05/01/2016	150,000	158,639
Ohio Higher Education Facilities Revenue Case Western Reserve – Series C, 5.000% Due 12/01/2020	155,000	170,491
Ohio Higher Education Facilities Revenue University of Dayton, 5.500% Due 12/01/2024	250,000	284,100
Ohio State Higher Educational Facilities Revenue – University of Dayton, 5.000% Due 12/01/2018	155,000	174,484
Ohio State University Revenue, 4.000% Due 12/01/2015	740,000	765,552
Ohio University General Receipts Revenue Bond, 5.000% Due 12/01/2019	135,000	154,773
Ohio University General Receipts Revenue Bond, 5.000% Due 12/01/2022	110,000	131,260
Purdue Indiana University Certificates of Participation, 5.250% Due 07/01/2017	300,000	333,504
University of Akron Ohio General Receipts Revenue, 5.000% Due 01/01/2029	650,000	752,843
University of Akron Ohio General Receipts Revenue (AGM Insured), 5.000% Due 01/01/2022	350,000	396,746
University of Cincinnati General Receipts Revenue Series G, 5.000% Due 06/01/2017	280,000	307,437
University of Cincinnati General Receipts Revenue, 5.000% Due 06/01/2020	300,000	351,570

Municipal Income Securities – Bonds	Face Value	Fair Value
University of Cincinnati General Receipts Revenue, 5.000% Due 06/01/2020*	250,000	$279,913
University of Cincinnati General Receipts Revenue, 5.000% Due 06/01/2026	470,000	552,198
University of Cincinnati – University Center Project Certificate of Participation, 5.000% Due 06/01/2022	400,000	405,008
University of Toledo Revenue, 5.000% Due 06/01/2021	300,000	348,738
University of Toledo Revenue, 5.000% Due 06/01/2026	885,000	1,014,874
22.4% – Total For Higher Education		$13,231,536
Allegheny County Pennsylvania Hospital Development Authority Revenue – University of Pittsburgh Medical Center, 5.000% Due 05/15/2016	375,000	397,920
Allegheny County Pennsylvania Hospital Development Authority Revenue – University of Pittsburgh Medical Center, 5.000% Due 09/01/2017	125,000	138,404
Allegheny County Pennsylvania Hospital Development Authority Revenue – University of Pittsburgh Medical Center, 6.000% Due 07/01/2027	250,000	323,083
Butler County Ohio Hospital Facilities Revenue – Cincinnati Children’s Hospital (National RE Insured), 5.000% Due 05/15/2031	400,000	416,816
Franklin County Ohio Hospital Revenue Nationwide Childrens – Series A, 4.500% Due 11/01/2021	335,000	367,974
Hamilton County Ohio Health Care Facilities Revenue Bond – The Christ Hospital, 5.250% Due 06/01/2025	950,000	1,099,805
Kentucky Economic Development Finance Authority Hospital Facilities Revenue – St. Elizabeth Medical Center, 5.000% Due 05/01/2024	500,000	562,865
Monroeville Pennsylvania Finance Authority Revenue – University of Pittsburgh Medical Center, 5.000% Due 02/15/2027	300,000	364,962

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of December 31, 2014

Municipal Income Securities – Bonds	Face Value	Fair Value
Ohio Hospital Facilities Revenue – Cleveland Clinic, 5.000% Due 01/01/2020	170,000	$198,038
Ohio Hospital Facilities Revenue – Cleveland Clinic, 5.000% Due 01/01/2025	430,000	489,632
Pennsylvania Economic Development Financeing Authority – University of Pittsburgh Medical Center Revenue, 5.000% Due 02/01/2025	450,000	543,933
Pennsylvania Economic Development Financeing Authority – University of Pittsburgh Medical Center Revenue, 5.000% Due 02/01/2029	250,000	295,425
Pennsylvania State Higher Education Facility Bond – University of Pennsylvania Health System, 5.250% Due 08/15/2026	500,000	591,955
Wisconsin Health and Educational Facilities Revenue – Meriter Hospital Inc., 4.000% Due 05/01/2015*	125,000	126,520
10.0% – Total For Hospital/Health Bonds		$5,917,332
Cleveland Ohio Parking Facility (AGM Insured), 4.000% Due 09/15/2015	100,000	102,399
Cleveland Ohio Parking Facility (AGM Insured), 4.000% Due 09/15/2015*	50,000	51,305
Franklin County Ohio Convention Facilities Authority Revenue, 5.000% Due 12/01/2022	500,000	599,430
Fulton County Georgia Public Purpose Project Certificates of Participation, 5.000% Due 11/01/2015	180,000	186,055
Hopkins County Kentucky Public Properties Corp. Judicial Center Project First Mortgage Revenue, 3.000% Due 06/01/2019	300,000	319,233
Kentucky Association of Counties Financing Corp. Revenue, 4.250% Due 02/01/2023	200,000	220,276
Knox County Ohio Career Center Certificates of Participation, 2.000% Due 12/01/2015	120,000	121,937
Mason Ohio Certificate of Participation, 5.000% Due 12/01/2023	750,000	866,535

Municipal Income Securities – Bonds	Face Value	Fair Value
Mason Ohio Certificate of Participation – Community Center Project, 3.625% Due 12/01/2018	150,000	$161,624
Newport Kentucky First Mortgage Court Facilities Project Revenue, 4.000% Due 10/01/2025	500,000	537,690
Newport Kentucky First Mortgage Court Facilities Project Revenue, 4.000% Due 10/01/2026	100,000	107,166
Ohio Capital Facilities Lease Appropriation – Parks & Recreational Improvement Revenue, 1.500% Due 08/01/2018	100,000	100,277
Ohio Capital Facilities Lease Appropriation – Parks & Recreational Improvement Revenue, 2.000% Due 08/01/2016	200,000	204,810
Ohio Capital Facilities Lease Appropriation Revenue, 4.000% Due 04/01/2026	150,000	161,743
Ohio Capital Facilities Lease Appropriation Revenue, 5.000% Due 04/01/2024	275,000	319,979
Ohio Parks and Recreation Capital Facilities, (FSA Insured), 5.250% Due 02/01/2018*	315,000	316,118
7.4% – Total For Revenue Bonds – Facility		$4,376,577
Akron Ohio Sewer System Revenue (AMBAC Insured), 5.000% Due 12/01/2016	250,000	269,835
Butler County Ohio Sewer System Revenue (AGM Insured), 5.000% Due 12/01/2015	125,000	130,397
Butler County Ohio Water and Sewer GO Limited, 3.500% Due 12/01/2017	400,000	427,232
Central Ohio Solid Waste Authority GO Limited, 5.000% Due 12/01/2023	120,000	142,026
Central Ohio Solid Waste Authority GO Limited, 5.000% Due 12/01/2023*	10,000	12,232
Clermont County Ohio Sewer System Revenue, 2.000% Due 08/01/2018	300,000	299,997
Dallas Texas Waterworks and Sewer System Revenue, 5.000% Due 10/01/2015	350,000	362,456

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of December 31, 2014

Municipal Income Securities – Bonds	Face Value	Fair Value
Evansville Indiana Waterworks District Revenue, 5.000% Due 01/01/2022	300,000	$352,635
Green County Ohio Sewer System Revenue (AMBAC Insured), 5.000% Due 12/01/2018*	145,000	151,261
Hamilton County Ohio Sewer System Revenue (MBIA Insured), 5.000% Due 12/01/2021*	500,000	521,590
Kentucky State Rural Water Finance Corp. Public Project Revenue, 2.500% Due 02/01/2022	400,000	402,324
Lima Ohio Sanitary Sewer Revenue, 3.000% Due 12/01/2016	280,000	291,934
Lima Ohio Sanitary Sewer Revenue, 5.000% Due 12/01/2024	200,000	232,380
Ohio Water Development Authority Revenue, 5.000% Due 12/01/2022	275,000	335,475
Springboro Ohio Sewer System Revenue, 4.000% Due 06/01/2022	245,000	269,517
Toledo Ohio Waterworks Revenue, 4.000% Due 11/15/2022	365,000	403,559
Washington County Oregon Clean Water Services Sewer Revenue Senior Lien Series A, 5.250% Due 10/01/2025	290,000	337,656
Winston-Salem North Carolina Water and Sewer System Revenue, 5.000% Due 06/01/2017*	200,000	203,928
8.7% – Total For Revenue Bonds – Water & Sewer		$5,146,434
Akron Ohio Income Tax Revenue Commnuity Learning Centers, 5.000% Due 12/01/2028	380,000	442,157
Blue Ash Ohio Income Tax Revenue, 2.000% Due 12/01/2015	190,000	192,633
Cincinnati Ohio Economic Development Revenue, 4.200% Due 11/01/2019	150,000	162,649
Cincinnati Ohio Economic Development Revenue U-Square-the-Loop Project, 3.500% Due 11/01/2024	110,000	114,331
Clermont County Ohio Transportation District Roadway Improvement Revenue Bond, 2.000% Due 12/01/2017	240,000	244,632
Florida Board of Education Lottery Revenue, 4.000% Due 07/01/2022	105,000	115,401

Municipal Income Securities – Bonds	Face Value	Fair Value
Lorain County Ohio Port Authority Revenue Bond Anticipation Notes, 1.000% Due 11/04/2015	420,000	$421,961
Ohio Major New Infrastructure Revenue, 5.500% Due 06/15/2020*	600,000	690,894
Ohio Major New State Infrastructure Project Revenue, 5.000% Due 12/15/2022	250,000	297,805
Ohio Major New State Infrastructure Project Revenue, 5.000% Due 12/15/2023	500,000	606,740
Ohio Major New State Infrastructure Project Revenue, 6.000% Due 06/15/2017	300,000	337,176
Ohio Major New Street Infrastructure Project Revenue, 5.000% Due 06/15/2015	100,000	102,095
Ohio Revitalization Project Revenue, 3.000% Due 10/01/2016*	100,000	104,458
6.5% – Total For Other Revenue Bonds		$3,832,932
Barberton Ohio CSD GO, (SDCEP Insured), 4.750% Due 12/01/2023*	300,000	337,434
Boone County Kentucky SD Finance Corp. Revenue Bond, 2.500% Due 05/01/2019	500,000	507,175
Brookville Ohio LSD GO Limited (FSA Insured), 4.000% Due 12/01/2019	120,000	125,694
Bullitt County Kentucky SD Finance Corp. School Building Revenue Bond, 2.500% Due 07/01/2018	315,000	324,466
Chillicothe Ohio CSD GO (FGIC Insured), 4.000% Due 12/01/2018	300,000	312,288
Clark County Kentucky SD Finance Corp. Revenue Bond, 3.000% Due 08/01/2022	115,000	117,030
Columbus Ohio CSD GO, 5.000% Due 12/01/2020*	150,000	173,881
Columbus Ohio CSD GO Limited, 2.000% Due 12/01/2015	130,000	132,122
Columbus Ohio CSD School Facilities Construction and Improvement GO, 4.000% Due 12/01/2023	175,000	189,448
Dublin Ohio CSD GO Unlimited, 5.000% Due 12/01/2026	500,000	599,225

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of December 31, 2014

Municipal Income Securities – Bonds	Face Value	Fair Value
Fairfield Ohio CSD GO Unlimited, 5.000% Due 12/01/2020	420,000	$490,581
Green County Kentucky SD Finance Corp. School Building Revenue (State Seek Insured), 2.750% Due 04/01/2017	370,000	383,113
Greenville Ohio CSD GO Unlimited (SD Credit Program Insured), 4.000% Due 01/01/2021	110,000	120,724
Hardin County Kentucky SD Finance Corp. Revenue, 2.500% Due 06/01/2021	100,000	102,565
Hardin County Kentucky SD Finance Corp. Revenue, 5.000% Due 05/01/2024	500,000	601,945
Keller Texas Independent SD GO Unlimited, 4.500% Due 02/15/2020	250,000	278,607
Kenston Ohio LSD Improvement GO Unlimited, 5.000% Due 12/01/2019	150,000	169,938
Kenton County Kentucky SD Finance Corp. School Building Revenue, 4.500% Due 02/01/2025	300,000	329,784
Kettering Ohio CSD GO Unlimited, 4.750% Due 12/01/2018	250,000	269,040
Lakota Ohio LSD GO, 5.250% Due 12/01/2025	205,000	255,399
Lakota Ohio LSD GO Unlimited, 4.000% Due 12/01/2027	125,000	137,504
Lakota Ohio LSD GO Unlimited, 5.000% Due 12/01/2021	350,000	418,124
Loveland Ohio CSD School Improvement GO Unlimited, 5.000% Due 12/01/2015	100,000	104,336
Mahoning County Ohio Career and Technical Center Board of Education Certificates of Participation, 3.500% Due 12/01/2018	100,000	104,208
Mariemont Ohio CSD GO (FSA Insured), 4.400% Due 12/01/2023	515,000	518,651
Mariemont Ohio CSD School Facilities Project Certificate of Participation, 1.500% Due 12/01/2017	175,000	173,127
Marion County Kentucky SD Finance Corp. Revenue, 3.800% Due 10/01/2017	130,000	132,924

Municipal Income Securities – Bonds	Face Value	Fair Value
Marshall County Kentucky SD Finance Corp. School Building Revenue, 3.000% Due 03/01/2015	250,000	$251,080
Marysville Ohio Exempted Village SD GO Unlimited, 4.000% Due 12/01/2023	165,000	182,396
Mason Ohio CSD, 5.000% Due 12/01/2015*	30,000	31,309
Mason Ohio CSD (FGIC Insured), 5.000% Due 12/01/2015	105,000	109,573
Meade County Kentucky SD Finance Corp. School Building Revenue (Natl-RE Seek Insured), 4.000% Due 09/01/2020	155,000	161,767
Medina Ohio CSD GO, 5.000% Due 12/01/2023*	280,000	285,443
Milford Ohio Exempt Village SD GO Unlimited (AGM Insured), 5.500% Due 12/01/2030	950,000	1,217,891
Northwest Ohio LSD Hamilton & Butler Counties Certificates of Participation, 2.500% Due 12/01/2019	150,000	153,768
Pickerington Ohio LSD GO (National RE Insured), 4.500% Due 12/01/2023	500,000	527,350
Princeton Ohio CSD Certificates of Participation, 3.500% Due 12/01/2026	275,000	281,955
Reynoldsburg Ohio CSD GO, 5.000% Due 12/01/2020	200,000	223,700
Scott County Kentucky SD Finance Corp. Revenue Bond, 2.500% Due 02/01/2018	100,000	101,720
Springboro Ohio CSD GO (AGM Insured), 5.250% Due 12/01/2018	310,000	352,135
Switzerland Ohio LSD GO Unlimited (SDCEP Insured), 4.000% Due 12/01/2026	415,000	452,699
Sycamore Ohio Community SD GO, 4.375% Due 12/01/2018	400,000	423,348
Sylvania Ohio CSD GO Unlimited, 5.000% Due 12/01/2020	300,000	327,591
Vermillion Ohio LSD Certificates of Participation, 5.000% Due 12/01/2023	230,000	259,751
Washington County Kentucky SD Finance Corp. Revenue Bond, 3.000% Due 08/01/2019	185,000	191,074

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of December 31, 2014

Municipal Income Securities – Bonds	Face Value	Fair Value
Wayne Trace Ohio LSD GO (SDCEP Insured), 3.000% Due 12/01/2020	320,000	$320,170
Western Reserve Ohio LSD GO (SDCEP Insured), 4.000% Due 12/01/2022	240,000	252,617
Wyoming Ohio CSD GO Unlimited, 5.750% Due 12/01/2017	460,000	521,787
Wyoming Ohio CSD School Improvement GO Unlimited, 3.000% Due 12/01/2018	160,000	168,939
Zanesville Ohio CSD GO Unlimited (SDCEP Insured), 4.500% Due 12/01/2019	200,000	219,994
24.5% – Total For School District		$14,427,390
Kentucky Asset and Liability Commission Revenue, 5.250% Due 09/1/2023	965,000	1,182,086
Kentucky Property and Buildings Commission Revenue, 5.000% Due 10/01/2023	350,000	422,548
Ohio Building Authority (FGIC Insured), 5.000% Due 10/01/2017	420,000	466,309
Ohio Building Authority Revenue, 5.000% Due 10/01/2020	215,000	247,467
Ohio Building Authority State Facilities Administrative Building Fund Project B, 5.250% Due 10/01/2017	180,000	201,060
Ohio Department of Administration Certificate of Participation – Multi-Agency Radio Communication Project, 4.000% Due 09/01/2027	145,000	157,183
Ohio Department of Administration Certificate of Participation – Multi-Agency Radio Communication Project, 5.000% Due 09/01/2020	350,000	409,934
5.2% – Total For State Agency		$3,086,587
Iowa Finance Authority Single Family Mortgage Revenue Mortgage Backed Securities Program (GNMA/FNMA/FHLMC Insured), 4.800% Due 07/01/2024	40,000	41,692
Missouri State Housing Development Commission Single Family Mortgage Revenue (GNMA/FNMA/FHLMC Insured), 3.550% Due 05/01/2023	285,000	302,214

Municipal Income Securities – Bonds	Face Value	Fair Value
Missouri State Housing Development Commission Single Family Mortgage Revenue Series C (GNMA/FNMA/FHLMC Insured), 4.650% Due 09/01/2024	90,000	$94,247
Ohio Housing Finance Agency Residential Mortgage Revenue 2009 Series A, 5.550% Due 09/01/2028	200,000	204,498
Ohio Housing Finance Agency Residential Mortgage Revenue Series F (FNMA/GNMA/FHLMC Insured), 4.500% Due 09/01/2024	290,000	304,491
Ohio Housing Finance Agency Revenue, 5.900% Due 09/01/2023	155,000	156,429
1.9% – Total For Housing		$1,103,571
Total Municipal Income Securities – Bonds 98.4%		$58,049,069
(Identified Cost $55,808,134)
Cash Equivalents	Shares
Federated Ohio Municipal Cash Trust Money Market Fund, 0.01%**	503,346	503,346
Total Cash Equivalents 0.9%		$503,346
(Identified Cost $503,346)
Total Portfolio Value 99.3%		$58,552,415
(Identified Cost $56,311,480)
Other Assets in Excess of Liabilities 0.7%		$423,769
Total Net Assets 100.0%		$58,976,184
*	Pre-refunded/Escrowed-to-Maturity Bonds; as of December 31, 2014, these bonds represented 7.35% of total assets.
**	Variable Rate Security; the rate shown is as of December 31, 2014.

AGM – Assured Guaranty Municipal Mortgage Association

AMBAC – American Municipal Bond Assurance Corp.

CSD – City School District

FGIC – Financial Guaranty Insurance Co.

FHLMC – Federal Home Loan Mortgage Corp.

FNMA – Federal National Mortgage Association

FSA – Financial Security Assurance

GNMA – Government National Mortgage Association

GO – General Obligation

LSD – Local School District

MBIA – Municipal Bond Insurance Association

SD – School District

SDCEP – Ohio School District Credit Enhancement Program

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2014

Statements of Assets and Liabilities

	Equity Income Fund	Growth Fund	Opportunity Fund
Assets:
Investment Securities at Fair Value*	$150,251,469	$53,365,854	$44,876,780
Dividends and Interest Receivable	26,634	42,823	44,164
Fund Shares Sold Receivable	7,188	16,500	120
Total Assets	$150,285,291	$53,425,177	$44,921,064
Liabilities:
Accrued Management Fees	$135,604	$47,399	$40,071
Fund Shares Redeemed Payable	18,536	36,006	234
Total Liabilities	$154,140	$83,405	$40,305
Net Assets	$150,131,151	$53,341,772	$44,880,759
Net Assets Consist of:
Paid in Capital	$118,333,665	$40,233,363	$36,267,876
Accumulated Undistributed Net Investment Income (Loss)	—	—	—
Accumulated Net Realized Gain (Loss) from Security Transactions	2,993,105	(1,162,800)	—
Net Unrealized Gain on Investments	28,804,381	14,271,209	8,612,883
Net Assets	$150,131,151	$53,341,772	$44,880,759
Shares Outstanding (Unlimited Amount Authorized)	6,547,262	1,733,487	1,140,581
Offering, Redemption and Net Asset Value Per Share	$22.93	$30.77	$39.35
*Identified Cost of Investment Securities	$121,447,088	$39,094,645	$36,263,897

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2014

Statements of Assets and Liabilities – Continued

	Realty Fund	International Fund	Fixed Income Fund	Municipal Income Fund
Assets:
Investment Securities at Fair Value*	$11,047,388	$18,227,611	$224,662,329	$58,552,415
Dividends and Interest Receivable	47,189	18,142	1,628,855	457,970
Fund Shares Sold Receivable	—	200	29,004	1,000
Total Assets	$11,094,577	$18,245,953	$226,320,188	$59,011,385
Liabilities:
Accrued Management Fees	$10,067	$16,564	$171,826	$34,650
Fund Shares Redeemed Payable	—	1,553	8,122	551
Total Liabilities	$10,067	$18,117	$179,948	$35,201
Net Assets	$11,084,510	$18,227,836	$226,140,240	$58,976,184
Net Assets Consist of:
Paid in Capital	$5,851,603	$15,920,129	$216,941,829	$56,732,036
Accumulated Undistributed Net Investment Income (Loss)	4,098	(83,152)	—	—
Accumulated Net Realized (Loss) from Security Transactions	(3,988)	(312,725)	(238,837)	3,213
Net Unrealized Gain on Investments	5,232,797	2,703,584	9,437,248	2,240,935
Net Assets	$11,084,510	$18,227,836	$226,140,240	$58,976,184
Shares Outstanding (Unlimited Amount Authorized)	703,459	752,327	13,280,428	3,405,851
Offering, Redemption and Net Asset Value Per Share	$15.76	$24.23	$17.03	$17.32
*Identified Cost of Investment Securities	$5,814,591	$15,524,027	$215,225,081	$56,311,480

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2014

Statements of Operations

	Equity Income Fund	Growth Fund	Opportunity Fund
	Year Ended 12/31/2014	Year Ended 12/31/2014	Year Ended 12/31/2014
Investment Income:
Interest	$213	$95	$34
Dividends	3,236,235	654,630	524,913
Total Investment Income	$3,236,448	$654,725	$524,947
Expenses:
Management Fee	$1,418,243	$545,592	$440,448
Net Expenses	$1,418,243	$545,592	$440,448
Net Investment Income	$1,818,205	$109,133	$84,499
Realized and Unrealized Gains:
Net Realized Gain from Security Transactions	$10,778,563	$5,910,295	$4,656,167
Net Change in Unrealized Gain/Loss on Investments	(1,913,755)	47,362	(2,845,863)
Net Gain on Investments	$8,864,808	$5,957,657	$1,810,304
Net Change in Net Assets from Operations	$10,683,013	$6,066,790	$1,894,803

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2014

Statements of Operations – Continued

	Realty Fund	International Fund	Fixed Income Fund	Municipal Income Fund
	Year Ended 12/31/2014	Year Ended 12/31/2014	Year Ended 12/31/2014	Year Ended 12/31/2014
Investment Income:
Interest	$2	$18	$6,251,226	$1,639,087
Dividends	275,300	573,252 *	197,768	—
Total Investment Income	$275,302	$573,270	$6,448,994	$1,639,087
Expenses:
Management Fee	107,029	$179,166	$1,868,058	$374,850
Net Expenses	$107,029	$179,166	$1,868,058	$374,850
Net Investment Income	$168,273	$394,104	$4,580,936	$1,264,237
Realized and Unrealized Gains (Losses):
Net Realized Gain (Loss) from Security Transactions	$621,952	$323,227	$1,644,776	$130,780
Net Change in Unrealized Gain/Loss on Investments	1,944,096	(968,897)	7,656,092	1,627,587
Net Gain (Loss) on Investments	$2,566,048	$(645,670)	$9,300,868	$1,758,367
Net Change in Net Assets from Operations	$2,734,321	$(251,566)	$13,881,804	$3,022,604
*	Net of foreign tax withholdings and ADR fees of $76,714.

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2014

Statements of Changes in Net Assets

	Equity Income Fund		Growth Fund		Opportunity Fund
	Year Ended 12/31/2014	Year Ended 12/31/2013	Year Ended 12/31/2014	Year Ended 12/31/2013	Year Ended 12/31/2014	Year Ended 12/31/2013
Operations:
Net Investment Income	$1,818,205	$1,410,854	$109,133	$259,035	$84,499	$117,467
Net Realized Gain from Security Transactions	10,778,563	10,054,641	5,910,295	4,870,166	4,656,167	6,269,230
Net Change in Unrealized Gain/Loss on Investments	(1,913,755)	18,300,116	47,362	8,435,537	(2,845,863)	7,201,015
Net Change in Net Assets from Operations	$10,683,013	$29,765,611	$6,066,790	$13,564,738	$1,894,803	$13,587,712
Distributions to Shareholders:
Net Investment Income	$(1,823,581)	$(1,415,182)	$(116,883)	$(262,101)	$(115,534)	$(173,323)
Net Realized Gain from Security Transactions	(10,246,095)	(8,031,682)	(5,376,617)	(2,156,525)	(4,662,256)	(2,786,957)
Net Change in Net Assets from Distributions	$(12,069,676)	$(9,446,864)	$(5,493,500)	$(2,418,626)	$(4,777,790)	$(2,960,280)
Capital Share Transactions:
Proceeds From Sale of Shares	$19,460,858	$22,543,598	$3,937,784	$5,881,172	$2,120,356	$3,335,221
Shares Issued on Reinvestment of Distributions	10,875,540	8,529,031	5,456,918	2,322,238	4,691,364	2,847,029
Cost of Shares Redeemed	(9,958,878)	(10,373,850)	(9,875,861)	(11,116,420)	(3,429,043)	(5,035,169)
Net Change in Net Assets from Capital Share Transactions	$20,377,520	$20,698,779	$(481,159)	$(2,913,010)	$3,382,677	$1,147,081
Net Change in Net Assets	$18,990,857	$41,017,526	$92,131	$8,233,102	$499,690	$11,774,513
Net Assets at Beginning of Year	$131,140,294	$90,122,768	$53,249,641	$45,016,539	$44,381,069	$32,606,556
Net Assets at End of Year	$150,131,151	$131,140,294	$53,341,772	$53,249,641	$44,880,759	$44,381,069
Including accumulated net investment income (loss) of	$—	$—	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2014

Statements of Changes in Net Assets  – Continued

	Realty Fund		International Fund		Fixed Income Fund		Municipal Income Fund
	Year Ended 12/31/2014	Year Ended 12/31/2013	Year Ended 12/31/2014	Year Ended 12/31/2013	Year Ended 12/31/2014	Year Ended 12/31/2013	Year Ended 12/31/2014	Year Ended 12/31/2013
Operations:
Net Investment Income	$168,273	$157,329	$394,104	$256,266	$4,580,936	$4,421,102	$1,264,237	$1,153,774
Net Realized Gain (Loss) from Security Transactions	621,952	608,772	323,227	(110,941)	1,644,776	1,994,065	130,780	62,585
Net Change in Unrealized Gain/Loss on Investments	1,944,096	(598,065)	(968,897)	1,960,511	7,656,092	(11,355,772)	1,627,587	(1,918,870)
Net Change in Net Assets from Operations	$2,734,321	$168,036	$(251,566)	$2,105,836	$13,881,804	$(4,940,605)	$3,022,604	$(702,511)
Distributions to Shareholders:
Net Investment Income	$(265,679)	$(213,426)	$(409,463)	$(297,445)	$(5,008,495)	$(5,229,388)	$(1,286,296)	$(1,151,181)
Net Realized Gain from Security Transactions	(566,399)	(535,834)	—	—	(1,490,788)	(1,152,307)	(107,378)	(63,308)
Net Change in Net Assets from Distributions	$(832,078)	$(749,260)	$(409,463)	$(297,445)	$(6,499,283)	$(6,381,695)	$(1,393,674)	$(1,214,489)
Capital Share Transactions:
Proceeds From Sale of Shares	$161,548	$1,987,039	$2,794,828	$1,880,692	$22,883,622	$57,049,189	$6,546,516	$22,333,760
Shares Issued on Reinvestment of Distributions	643,319	590,871	229,024	151,514	2,324,797	2,028,358	141,971	107,584
Cost of Shares Redeemed	(1,759,994)	(2,897,720)	(879,660)	(926,489)	(31,118,928)	(28,224,585)	(5,630,383)	(8,022,837)
Net Change in Net Assets from Capital Share Transactions	$(955,127)	$(319,810)	$2,144,192	$1,105,717	$(5,910,509)	$30,852,962	$1,058,104	$14,418,507
Net Change in Net Assets	$947,116	$(901,034)	$1,483,163	$2,914,108	$1,472,012	$19,530,662	$2,687,034	$12,501,507
Net Assets at Beginning of Year	$10,137,394	$11,038,428	$16,744,673	$13,830,565	$224,668,228	$205,137,566	$56,289,150	$43,787,643
Net Assets at End of Year	$11,084,510	$10,137,394	$18,227,836	$16,744,673	$226,140,240	$224,668,228	$58,976,184	$56,289,150
Including accumulated net investment income (loss) of	$4,098	$13,282	$(83,152)	$(67,793)	$—	$35,713	$—	$1,870

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
EQUITY INCOME FUND

Selected Data for a Share Outstanding Throughout each Year:

	Year Ended December 31
	2014	2013	2012	2011	2010
Net Asset Value Beginning of Year	$23.11	$19.00	$17.33	$17.14	$15.66
Operations:
Net Investment Income	0.30	0.27	0.29	0.25	0.25
Net Gains (Losses) on Securities (Realized & Unrealized)	1.51	5.63	2.38	0.19	1.48
Total Operations	$1.81	$5.90	$2.67	$0.44	$1.73
Distributions:
Net Investment Income	(0.30)	(0.27)	(0.30)	(0.25)	(0.25)
Net Realized Capital Gains	(1.69)	(1.52)	$(0.70)	—	—
Total Distributions	$(1.99)	$(1.79)	$(1.00)	$(0.25)	$(0.25)
Net Asset Value End of Year	$22.93	$23.11	$19.00	$17.33	$17.14
Total Return(a)	7.73%	31.09%	15.48%	2.59%	11.05%
Net Assets, End of Year (Millions)	$150.13	$131.14	$90.12	$69.50	$58.33
Ratios
Ratio of Expenses to Average Net Assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets	1.28%	1.27%	1.61%	1.58%	1.65%
Portfolio Turnover Rate	27.89%	34.31%	35.15%	53.70%	42.37%

(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
GROWTH FUND

Selected Data for a Share Outstanding Throughout each Year:

	Year Ended December 31
	2014	2013	2012	2011	2010
Net Asset Value Beginning of Year	$30.66	$24.43	$21.70	$22.51	$20.85
Operations:
Net Investment Income	0.07	0.16	0.16	0.12	0.17
Net Gains (Losses) on Securities (Realized & Unrealized)	3.56	7.53	2.73	(0.79)	1.65
Total Operations	$3.63	$7.69	$2.89	$(0.67)	$1.82
Distributions:
Net Investment Income	(0.07)	(0.16)	(0.16)	(0.14)	(0.16)
Net Realized Capital Gains	(3.45)	(1.30)	—	—	—
Total Distributions	$(3.52)	$(1.46)	$(0.16)	$(0.14)	$(0.16)
Net Asset Value End of Year	$30.77	$30.66	$24.43	$21.70	$22.51
Total Return(a)	11.75%	31.50%	13.33%	(2.97)%	8.74%
Net Assets, End of Year (Millions)	$53.34	$53.25	$45.02	$51.13	$40.15
Ratios
Ratio of Expenses to Average Net Assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets	0.20%	0.52%	0.58%	0.73%	0.75%
Portfolio Turnover Rate	31.74%	41.17%	49.03%	68.21%	48.73%

(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
OPPORTUNITY FUND

Selected Data for a Share Outstanding Throughout each Year:

	Year Ended December 31
	2014	2013	2012	2011	2010
Net Asset Value Beginning of Year	$42.14	$31.69	$27.64	$30.74	$24.06
Operations:
Net Investment Income	0.08	0.12	0.48	—	0.18
Net Gains (Losses) on Securities (Realized & Unrealized)	1.80	13.33	4.08	(3.08)	6.68
Total Operations	$1.88	$13.45	$4.56	$(3.08)	$6.86
Distributions:
Net Investment Income	(0.11)	(0.17)	(0.51)	—	(0.18)
Return of Capital	—	—	—	(0.02)	—
Net Realized Capital Gains	(4.56)	(2.83)	—	—	—
Total Distributions	$(4.67)	$(3.00)	$(0.51)	$(0.02)	$(0.18)
Net Asset Value End of Year	$39.35	$42.14	$31.69	$27.64	$30.74
Total Return(a)	4.37%	42.51%	16.54%	(10.03)%	28.52%
Net Assets, End of Year (Millions)	$44.88	$44.38	$32.61	$32.94	$44.46
Ratios
Ratio of Expenses to Average Net Assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets	0.19%	0.30%	1.49%	0.01%	0.61%
Portfolio Turnover Rate	38.37%	72.36%	97.80%	94.32%	100.98%

(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
REALTY FUND

Selected Data for a Share Outstanding Throughout each Year:

	Year Ended December 31
	2014	2013	2012	2011	2010
Net Asset Value Beginning of Year	$13.20	$14.05	$13.32	$12.54	$10.92
Operations:
Net Investment Income	0.26	0.29	0.21	0.32	0.16
Net Return of Capital	—	—	—	—	0.10
Net Gains (Losses) on Securities (Realized & Unrealized)	3.54	(0.11)	1.81	0.71	2.59
Total Operations	$3.80	$0.18	$2.02	$1.03	$2.85
Distributions:
Net Investment Income	(0.39)	(0.29)	(0.24)	(0.25)	(0.29)
Return of Capital	—	—	—	—	—
Net Realized Capital Gains	(0.85)	(0.74)	(1.05)	—	(0.94)
Total Distributions	$(1.24)	$(1.03)	$(1.29)	$(0.25)	$(1.23)
Net Asset Value End of Year	$15.76	$13.20	$14.05	$13.32	$12.54
Total Return(a)	28.92%	1.19%	15.28%	8.25%	26.46%
Net Assets, End of Year (Millions)	$11.08	$10.14	$11.04	$9.59	$6.71
Ratios
Ratio of Expenses to Average Net Assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets	1.57%	1.43%	1.34%	1.10%	1.41%
Portfolio Turnover Rate	1.04%	9.97%	25.78%	3.19%	0.00%

(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
INTERNATIONAL FUND

Selected Data for a Share Outstanding Throughout each Year:

	Year Ended December 31
	2014	2013	2012	2011	2010
Net Asset Value Beginning of Year	$25.07	$22.23	$19.44	$23.50	$21.47
Operations:
Net Investment Income (Loss)	0.54	0.39	0.44	0.46	0.26
Net Gains (Losses) on Securities (Realized & Unrealized)	(0.83)	2.90	2.82	(3.90)	2.32
Total Operations	$(0.29)	$3.29	$3.26	$(3.44)	$2.58
Distributions:
Net Investment Income	(0.55)	(0.45)	(0.47)	(0.44)	(0.27)
Return of Capital	—	—	—	(0.01)	—
Net Realized Capital Gains	—	—	—	(0.17)	(0.28)
Total Distributions	$(0.55)	$(0.45)	$(0.47)	$(0.62)	$(0.55)
Net Asset Value End of Year	$24.23	$25.07	$22.23	$19.44	$23.50
Total Return(a)	(1.16)%	14.81%	16.80%	(14.61)%	12.00%
Net Assets, End of Year (Millions)	$18.23	$16.74	$13.83	$11.09	$9.76
Ratios(b)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.19%	1.40%	1.40%	1.40%
Average Net Assets after Waiver	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income (Loss) to
Average Net Assets before Waiver	1.00%	1.51%	1.77%	1.67%	0.98%
Average Net Assets after Waiver	2.20%	1.70%	2.17%	2.07%	1.38%
Portfolio Turnover Rate	10.25%	5.23%	7.15%	24.16%	19.61%

(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	The Adviser waived a portion of the 1.40% management fee to sustain a fee of 1.00%. Effective May 1, 2013, the Adviser removed the fee waiver, and reduced the management fee to 1.00%.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
FIXED INCOME FUND

Selected Data for a Share Outstanding Throughout each Year:

	Year Ended December 31
	2014	2013	2012	2011	2010
Net Asset Value Beginning of Year	$16.47	$17.37	$17.34	$16.89	$16.59
Operations:
Net Investment Income	0.35	0.35	0.43	0.55	0.58
Net Gains (losses) on Securities (Realized & Unrealized)	0.71	(0.76)	0.32	0.64	0.41
Total Operations	$1.06	$(0.41)	$0.75	$1.19	$0.99
Distributions:
Net Investment Income	(0.39)	(0.41)	(0.48)	(0.56)	(0.58)
Return of Capital	—	—	—	0.00 (a)	—
Net Realized Capital Gains	(0.11)	(0.08)	(0.24)	(0.18)	(0.11)
Total Distributions	$(0.50)	$(0.49)	$(0.72)	$(0.74)	$(0.69)
Net Asset Value End of Year	$17.03	$16.47	$17.37	$17.34	$16.89
Total Return(b)	6.48%	(2.36)%	4.37%	7.12%	6.02%
Net Assets, End of Year (Millions)	$226.14	$224.67	$205.14	$192.47	$183.36
Ratios(c)
Ratio of Expenses to
Average Net Assets before Waiver	0.85%	0.92%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of Net Investment Income to
Average Net Assets before Waiver	2.08%	2.00%	2.30%	3.03%	3.27%
Average Net Assets after Waiver	2.08%	2.07%	2.45%	3.18%	3.42%
Portfolio Turnover Rate	27.79%	48.53%	36.11%	34.41%	29.16%

(a)	Return of Capital is less than $0.005 per share.
(b)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	The Adviser waived a portion of the 1.00% management fee to sustain a fee of 0.85%. Effective May 1, 2013, the Adviser removed the fee waiver, and reduced the management fee to 0.85%.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
MUNICIPAL INCOME FUND

Selected Data for a Share Outstanding Throughout each Year:

	Year Ended December 31
	2014	2013	2012	2011	2010
Net Asset Value Beginning of Year	$16.83	$17.49	$17.35	$16.56	$16.68
Operations:
Net Investment Income	0.37	0.38	0.45	0.45	0.45
Net Gains (Losses) on Securities (Realized & Unrealized)	0.53	(0.64)	0.18	0.80	(0.12)
Total Operations	$0.90	$(0.26)	$0.63	$1.25	$0.33
Distributions:
Net Investment Income	(0.38)	(0.38)	(0.45)	(0.46)	(0.45)
Return of Capital	—	—	—	0.00 (a)	—
Net Realized Capital Gains	(0.03)	(0.02)	(0.04)	—	—
Total Distributions	$(0.41)	$(0.40)	$(0.49)	$(0.46)	$(0.45)
Net Asset Value End of Year	$17.32	$16.83	$17.49	$17.35	$16.56
Total Return(b)	5.41%	(1.52)%	3.67%	7.62%	1.96%
Net Assets, End of Year (Millions)	$58.98	$56.29	$43.79	$39.06	$32.89
Ratios(c)
Ratio of Expenses to
Average Net Assets before Waiver	0.65%	0.81%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of Net Investment Income to
Average Net Assets before Waiver	2.19%	2.10%	2.23%	2.35%	2.39%
Average Net Assets after Waiver	2.19%	2.26%	2.58%	2.70%	2.74%
Portfolio Turnover Rate	18.24%	8.96%	13.79%	5.49%	5.28%

(a)	Return of Capital is less than $0.005 per share.
(b)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	The Adviser waived a portion of the 1.00% management fee to sustain a fee of 0.65%. Effective May 1, 2013, the Adviser removed the fee waiver, and reduced the management fee to 0.65%.

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2014

1)     Organization

The Johnson Equity Income Fund, Johnson Growth Fund, Johnson Opportunity Fund (formerly Johnson Disciplined Mid-Cap Fund), Johnson Realty Fund, Johnson International Fund, Johnson Fixed Income Fund, and Johnson Municipal Income Fund (each individually a “Fund” and collectively the “Funds”) are each a series of the Johnson Mutual Funds Trust (the “Trust”), and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The Growth Fund and Fixed Income Fund began offering their shares publicly on January 4, 1993. The Opportunity Fund and Municipal Income Fund began offering their shares publicly on May 16, 1994. The Realty Fund began offering its shares publicly on January 2, 1998. The Equity Income Fund began offering its shares publicly on December 30, 2005. The International Fund began offering its shares publicly on December 8, 2008. All the Funds are managed by Johnson Investment Counsel, Inc. (the “Adviser”).

The investment objectives of the Funds are as follows:

Equity Income Fund	Above average dividend income and long-term capital growth
Growth Fund	Long-term capital growth
Opportunity Fund	Long-term capital growth
Realty Fund	Above average dividend income and long-term capital growth
International Fund	Long-term capital growth
Fixed Income Fund	A high level of income over the long-term consistent with preservation of capital
Municipal Income Fund	A high level of federally tax-free income over the long-term consistent with preservation of capital

The Equity Income Fund, Growth Fund, Opportunity Fund, Realty Fund, International Fund, and Fixed Income Fund are diversified. The Municipal Income Fund is non-diversified and invests primarily in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Ohio.

2)     Security Valuation and Transactions

The Funds utilize various methods to measure the fair value of their investments on a recurring basis.

Securities for which representative market quotations are not readily available or are considered unreliable by the Investment Adviser are valued as determined in good faith by, or under the direction of, the Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

Accounting Principles Generally Accepted in the United States of America (“GAAP”) establish a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

♦	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
♦	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
♦	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2014

2)     Security Valuation and Transactions, continued

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity Securities (Common Stock, Real Estate Investment Trusts). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Corporate Bonds. The fair value of corporate bonds is estimated using quotations from pricing vendors, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations for similar securities (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they would be categorized in Level 3.

Municipal Bonds. Municipal Bonds are normally valued using quotations from pricing vendors that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Municipal Bonds are categorized in Level 2 of the fair value hierarchy.

U.S. Government Securities. U.S. government securities including U.S. Treasury Obligations are normally valued using market approach valuation techniques that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in Level 2 of the fair value hierarchy.

U.S. Agency Securities. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities. Agency issued debt securities are generally valued in a manner similar to U.S. government securities. Mortgage-backed securities are generally valued based on models that consider the estimated cash flows of each tranche of the entity, establishes a benchmark yield, and develops an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.

Certificates of Deposit. Certificates of Deposit which are traded on the open market are normally valued using a market approach valuation technique that incorporates observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Certificates of Deposit are categorized in Level 2 of the fair value hierarchy.

Preferred Stocks. Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Money Market. Investments in mutual funds, including money market mutual funds (notated throughout these financials as cash equivalents), are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2014

2)     Security Valuation and Transactions, continued

The following is a summary of the inputs used to value each Fund’s investment securities as of December 31, 2014:

Equity Income Fund	Level 1	Level 2	Level 3	Total
Common Stock:
Industrials	$15,233,230	$—	$—	$15,233,230
Telecommunication Services	2,843,058	—	—	2,843,058
Consumer Staples	26,565,101	—	—	26,565,101
Consumer Discretionary	12,119,948	—	—	12,119,948
Energy	21,003,198	—	—	21,003,198
Financial Services	16,895,110	—	—	16,895,110
Health Care	13,776,959	—	—	13,776,959
Information Technology	33,891,038	—	—	33,891,038
Cash Equivalents	7,923,827	—	—	7,923,827
Total	$150,251,469	$—	$—	$150,251,469

Growth Fund	Level 1	Level 2	Level 3	Total
Common Stock:
Industrials	$7,930,587	$—	$—	$7,930,587
Consumer Staples	6,455,227	—	—	6,455,227
Consumer Discretionary	6,185,686	—	—	6,185,686
Energy	5,144,520	—	—	5,144,520
Financial Services	7,262,935	—	—	7,262,935
Health Care	5,108,137	—	—	5,108,137
Information Technology	13,982,805	—	—	13,982,805
Cash Equivalents	1,295,957			1,295,957
Total	$53,365,854	$—	$—	$53,365,854

Opportunity Fund	Level 1	Level 2	Level 3	Total
Common Stock:
Materials	$2,244,004	$—	$—	$2,244,004
Industrials	9,295,034	—	—	9,295,034
Consumer Staples	3,167,468	—	—	3,167,468
Consumer Discretionary	7,195,409	—	—	7,195,409
Energy	1,588,293	—	—	1,588,293
Financial Services	9,306,781	—	—	9,306,781
Health Care	4,136,478	—	—	4,136,478
Information Technology	5,579,902	—	—	5,579,902
Utilities	1,048,338	—	—	1,048,338
Real Estate Investment Trusts	914,071	—	—	914,071
Cash Equivalents	401,002	—	—	401,002
Total	$44,876,780	$—	$—	$44,876,780

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2014

2)     Security Valuation and Transactions, continued

Realty Fund	Level 1	Level 2	Level 3	Total
Real Estate Investment Trusts:
Residential	$1,810,513	$—	$—	$1,810,513
Diversified	1,881,417	—	—	1,881,417
Health Care Facilities	1,187,328	—	—	1,187,328
Hotels/Motels	673,216	—	—	673,216
Office	1,175,061	—	—	1,175,061
Industrial	697,652	—	—	697,652
Retail	3,103,806	—	—	3,103,806
Timber	493,043	—	—	493,043
Cash Equivalents	25,352	—	—	25,352
Total	$11,047,388	$—	$—	$11,047,388

International Fund	Level 1	Level 2	Level 3	Total
Common Stock:
Materials	$1,411,598	$—	$—	$1,411,598
Industrials	1,813,125	—	—	1,813,125
Telecommunication Services	1,635,518	—	—	1,635,518
Consumer Staples	1,374,004	—	—	1,374,004
Consumer Discretionary	1,713,491	—	—	1,713,491
Energy	1,260,250	—	—	1,260,250
Financial Services	4,513,279	—	—	4,513,279
Health Care	1,798,186	—	—	1,798,186
Information Technology	1,941,821	—	—	1,941,821
Utilities	470,748	—	—	470,748
Cash Equivalents	295,591	—	—	295,591
Total	$18,227,611	$—	$—	$18,227,611

Fixed Income Fund	Level 1	Level 2	Level 3	Total
Corporate Bonds
Bank and Finance	$—	$49,612,698	$—	$49,612,698
Industrials	—	44,007,785	—	44,007,785
Utilities	—	21,278,901	—	21,278,901
U.S. Government Treasury Obligations	—	33,180,334	—	33,180,334
U.S. Government Agency Obligations	—	12,121,350	—	12,121,350
U.S. Government Agency Obligations – Mortgage-Backed	—	32,027,659	—	32,027,659
Certificates of Deposit	—	238,398		238,398
Taxable Municipal Bonds	—	20,190,014	—	20,190,014
Non-Taxable Municipal Bonds	—	4,464,548	—	4,464,548
Preferred Stock	3,925,567	—	—	3,925,567
Cash Equivalents	3,615,075	—	—	3,615,075
Total	$7,540,642	$217,121,687	$—	$224,662,329

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2014

2)     Security Valuation and Transactions, continued

Municipal Income Fund	Level 1	Level 2	Level 3	Total
Municipal Bonds
General Obligation – City	$—	$2,071,188	$—	$2,071,188
General Obligation – County	—	2,569,947	—	2,569,947
General Obligation – State	—	2,285,575	—	2,285,575
Higher Education	—	13,231,536	—	13,231,536
Hospital/Health	—	5,917,332	—	5,917,332
Revenue Bonds - Facility	—	4,376,577		4,376,577
Revenue Bonds – Water & Sewer	—	5,146,434	—	5,146,434
Other Revenue	—	3,832,932	—	3,832,932
School District	—	14,427,390	—	14,427,390
State Agency	—	3,086,587	—	3,086,587
Housing	—	1,103,571	—	1,103,571
Cash Equivalents	503,346	—	—	503,346
Total	$503,346	$58,049,069	$—	$58,552,415

The Funds did not hold any investments at any time during the reporting period in which unobservable inputs were used in determining fair value. Therefore, no reconciliation of Level 3 Securities is included for this reporting period. As of and during the year ended December 31, 2014, no securities were transferred into or out of Level 1 or Level 2. If any transfers between levels would occur, they would be reflected as of the end of the period.

In accordance with GAAP, the Funds are required to enhance the disclosures relating to transactions in derivatives and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance, and cash flows. The Funds did not engage in any derivative transactions as of or during the year ended December 31, 2014.

3)     Significant Accounting Policies

Investment Income and Realized Capital Gains and Losses on Investment Securities:

Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend and interest income are recorded net of foreign taxes. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Gains and losses on sales of investments are calculated using the specific identification method. Discounts and premiums on securities purchased are amortized over the lives of the respective securities, using the interest method. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the calendar year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported. Estimates are based on the most recent REIT distributions information available. Gains and losses on paydowns of mortgage-backed securities are reflected in interest income on the Statements of Operations. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Income Taxes:

It is the Funds’ policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds’ policy to distribute annually, after the end of the calendar year, any remaining taxable income to comply with the special provisions of the Internal Revenue Code (the “Code”) available to registered investment companies (“RICs”). Each year the Funds intend to continue to qualify as RICs under Subchapter M of the Code by making distributions as noted above, and complying with the other requirements applicable to RICs. As a result, no provision for income taxes is required.

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2014

3)     Significant Accounting Policies, continued

Accounting for Uncertainty in Income Taxes:

As of and during the year ended December 31, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2011.

Distributions

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Realty Fund, Fixed Income Fund and Municipal Income Fund intend to distribute net investment income on a calendar quarter basis. The Equity Income, Growth, Opportunity and International Funds intend to distribute net investment income, if any, at least once a year. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains, if any, at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.

For the year ended December 31, 2014, the Funds made the following reclassifications to increase (decrease) the components of the net assets:

	Paid in Capital	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Equity Income Fund	$—	$5,376	$(5,376)
Growth Fund	(29,303)	7,750	21,553
Opportunity Fund	(37,124)	31,035	6,089
Realty Fund	—	88,222	(88,222)
Fixed Income Fund	(1,262)	391,846	(390,584)
Municipal Income Fund	—	20,189	(20,189)

4)     Investment Advisory Agreements

The investment advisory agreements provide that the Adviser will pay all of the Funds’ operating expenses, excluding brokerage fees and commissions, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), any 12b-1 fees, and extraordinary expenses.

The Adviser received management fees for the year ended December 31, 2014, as indicated below.

Fund	Fee	Management Fee	Payable as of December 31, 2014
Equity Income Fund	1.00%	$1,418,243	$135,604
Growth Fund	1.00%	545,592	47,399
Opportunity Fund	1.00%	440,448	40,071
Realty Fund	1.00%	107,029	10,067
International Fund	1.00%	179,166	16,564
Fixed Income Fund	0.85%	1,868,058	171,826
Municipal Income Fund	0.65%	374,850	34,650

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2014

5)     Related Party Transactions

All officers and one trustee of the Trust are employees of the Adviser. Total compensation for the independent Trustees as a group was $43,875 for the year ended December 31, 2014, and as a group they received no additional compensation from the Trust. Compensation of the Trustees was paid by the Adviser. The Trust consists of eleven Funds: Johnson Equity Income Fund, Johnson Growth Fund, Johnson Opportunity Fund, Johnson Realty Fund, Johnson International Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, JIC Institutional Bond Fund III, and Johnson Enhanced Return Fund. The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. At December 31, 2014, client accounts managed by the Adviser with full advisory discretion, held in aggregate the following:

Equity Income Fund	63.82%	International Fund	43.52%
Growth Fund	30.28%	Fixed Income Fund	83.17%
Opportunity Fund	65.14%	Municipal Income Fund	97.11%
Realty Fund	70.25%

Johnson Financial, Inc. is a wholly-owned subsidiary of the Adviser. Johnson Financial, Inc. provides transfer agency, fund accounting, and administration services to the Funds. Subsequent to the fiscal year end, fund accounting services will be provided by Ultimus Fund Solutions, Cincinnati, Ohio. These services are paid for by the Adviser.

6)     Purchases and Sales of Securities

From January 1, 2014 through December 31, 2014, purchases and sales of investment securities aggregated:

Fund	Investment Securities Other Than Short Term Investments and U.S. Government Obligations		U.S. Government Obligations
	Purchases	Sales	Purchases	Sales
Johnson Equity Income Fund	$45,217,705	$38,372,872	$—	$—
Johnson Growth Fund	16,855,705	23,250,982	—	—
Johnson Opportunity Fund	16,746,746	18,123,224	—	—
Johnson Realty Fund	110,640	1,589,634	—	—
Johnson International Fund	4,134,467	1,806,189	—	—
Johnson Fixed Income Fund	40,988,800	52,089,796	18,983,342	15,954,684
Johnson Municipal Income Fund	10,573,163	10,119,823	—	—

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2014

7)     Capital Share Transactions

As of December 31, 2014, there were an unlimited number of shares of beneficial interest authorized for each Fund. Each Fund records purchases of its capital shares at the daily net asset value determined after receipt of a shareholder’s order in proper form. Redemptions are recorded at the net asset value determined following receipt of a shareholder’s written or telephone request in proper form.

	Johnson Equity Income Fund		Johnson Growth Fund		Johnson Opportunity Fund		Johnson Realty Fund
	Year ended 12/31/2014	Year ended 12/31/2013	Year ended 12/31/2014	Year ended 12/31/2013	Year ended 12/31/2014	Year ended 12/31/2013	Year ended 12/31/2014	Year ended 12/31/2013
Shares Sold to Investors	841,759	1,031,688	121,698	213,011	49,797	87,534	10,667	131,792
Shares Issued on Reinvestment of Dividends	446,012	370,660	175,682	76,109	118,170	67,899	40,438	44,304
Subtotal	1,287,771	1,402,348	297,380	289,120	167,967	155,433	51,105	176,096
Shares Redeemed	(416,269)	(469,952)	(300,658)	(394,979)	(80,628)	(130,989)	(115,743)	(193,750)
Net Change During Year	871,502	932,396	(3,278)	(105,859)	87,339	24,444	(64,638)	(17,654)
Shares Outstanding:
Beginning of Year	5,675,760	4,743,364	1,736,765	1,842,624	1,053,242	1,028,798	768,097	785,751
End of Year	6,547,262	5,675,760	1,733,487	1,736,765	1,140,581	1,053,242	703,459	768,097

	Johnson International Fund		Johnson Fixed Income Fund		Johnson Municipal Income Fund
	Year ended 12/31/2014	Year ended 12/31/2013	Year ended 12/31/2014	Year ended 12/31/2013	Year ended 12/31/2014	Year ended 12/31/2013
Shares Sold to Investors	109,484	78,866	1,346,458	3,368,232	379,775	1,302,462
Shares Issued on Reinvestment of Dividends	9,413	6,063	136,889	122,052	8,220	6,361
Subtotal	118,897	84,929	1,483,347	3,490,284	387,995	1,308,823
Shares Redeemed	(34,536)	(39,033)	(1,843,270)	(1,658,591)	(327,023)	(467,682)
Net Change During Year	84,361	45,896	(359,923)	1,831,693	60,972	841,141
Shares Outstanding:
Beginning of Year	667,966	622,070	13,640,351	11,808,658	3,344,879	2,503,738
End of Year	752,327	667,966	13,280,428	13,640,351	3,405,851	3,344,879

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2014

8)     Security Transactions

As of December 31, 2014, the composition of unrealized appreciation (the excess of fair value over tax cost) and depreciation (the excess of tax cost over fair value) was as follows:

Fund	Cost of Securities	Appreciation	Depreciation	Net Appreciation
Johnson Equity Income Fund	$121,461,653	$29,674,019	$(884,203)	$28,789,816
Johnson Growth Fund	39,124,507	14,978,492	(737,145)	14,241,347
Johnson Opportunity Fund	36,263,897	9,805,620	(1,192,737)	8,612,883
Johnson Realty Fund	5,818,579	5,287,688	(58,879)	5,228,809
Johnson International Fund	15,673,018	3,980,126	(1,425,533)	2,554,593
Johnson Fixed Income Fund	215,463,918	10,329,932	(1,131,521)	9,198,411
Johnson Municipal Income Fund	56,311,480	2,334,320	(93,385)	2,240,935

The difference between book value and tax value unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and post-October losses, as well as the mark-to-market on passive Foreign Investment Companies.

9)     Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

10)     Distributions to Shareholders

The tax character of the distributions paid is as follows:

	Tax year	Ordinary Income	Net Realized Long-Term Capital Gain	Net Realized Short-Term Capital Gain*	Return of Capital	Total Distributions Paid
Johnson Equity Income Fund	2013	$1,415,182	$6,880,528	$1,151,154	$—	$9,446,864
	2014	1,818,205	10,151,269	100,202	—	12,069,676
Johnson Growth Fund	2013	262,101	2,156,525	—	—	2,418,626
	2014	116,883	5,376,617	—	—	5,493,500
Johnson Opportunity Fund	2013	168,108	2,792,172	—	—	2,960,280
	2014	84,499	3,608,232	1,047,935	37,124	4,777,790
Johnson Realty Fund	2013	159,034	556,424	33,802	—	749,260
	2014	177,457	654,621	—	—	832,078
Johnson International Fund	2013	297,445	—	—	—	297,445
	2014	409,463	—	—	—	409,463
Johnson Fixed Income Fund	2013	5,229,388	1,152,307	—	—	6,381,695
	2014	5,006,449	1,054,921	436,652	1,261	6,499,283
Johnson Municipal Income Fund	2013	1,151,904	62,585	—	—	1,214,489
	2014	1,266,107	107,198	20,369	—	1,393,674

*	Short-Term Capital Gains can be combined with Ordinary Income, and are taxed at the Ordinary Income tax rate.

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2014

10)     Distributions to Shareholders, continued

As of December 31, 2014, the following Funds had capital loss carryovers which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryovers will expire as follows:

	To Expire in 2016	Indefinite Long-Term	Indefinite Short-Term	Total Capital Loss Carryover
Johnson Growth Fund	$1,132,938*			$1,132,938
Johnson International Fund		20,587	260,741	281,328

*	Due to IRC Section 382 limitations, utilization of these carryforwards is limited to a maximum of $566,469 per year.

As of December 31, 2014, the Johnson Growth Fund utilized prior year capital loss carryovers of $566,469, and the Johnson International Fund utilized prior year capital loss carryovers of $349,135.

As of December 31, 2014, the International Fund deferred post-October capital losses in the amount of $31,397 and late year net investment losses in the amount of $36,040.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of December 31, 2014, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryover	Long-Term Capital Gain	Unrealized Appreciation	Total Distributable Earnings on a tax basis
Johnson Equity Income Fund	$7,919	—	$2,999,751	$28,789,816	$31,797,486
Johnson Growth Fund	—	(1,132,938)	—	14,241,347	13,108,409
Johnson Opportunity Fund	—	—	—	8,612,883	8,612,883
Johnson Realty Fund	4,098	—	—	5,228,809	5,232,907
Johnson International Fund	34,442	(281,328)	—	2,554,593	2,307,707
Johnson Fixed Income Fund	—	—	—	9,198,411	9,198,411
Johnson Municipal Income Fund	3,213	—	—	2,240,935	2,244,148

DISCLOSURE OF EXPENSES (Unaudited)
December 31, 2014

Shareholders of the Funds incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Funds on June 30, 2014 and held through December 31, 2014.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

	Beginning Account Value June 30, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1, 2014 – December 31, 2014
Johnson Equity Income Fund
Actual Fund Return	$1,000.00	$1,004.71	$5.05
Hypothetical Return	$1,000.00	$1,020.16	$5.14
Johnson Growth Fund
Actual Fund Return	$1,000.00	$1,083.21	$5.25
Hypothetical Return	$1,000.00	$1,020.16	$5.14
Johnson Opportunity Fund
Actual Fund Return	$1,000.00	$1,034.14	$5.13
Hypothetical Return	$1,000.00	$1,020.16	$5.14
Johnson Realty Fund
Actual Fund Return	$1,000.00	$1,104.97	$5.31
Hypothetical Return	$1,000.00	$1,020.16	$5.14
Johnson International Fund
Actual Fund Return	$1,000.00	$928.74	$4.86
Hypothetical Return	$1,000.00	$1,020.16	$5.14
Johnson Fixed Income Fund
Actual Fund Return	$1,000.00	$1,019.40	$4.33
Hypothetical Return	$1,000.00	$1,020.92	$4.37
Johnson Municipal Income Fund
Actual Fund Return	$1,000.00	$1,032.04	$3.33
Hypothetical Return	$1,000.00	$1,021.93	$3.35

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). For the Equity Income, Growth, Opportunity, Realty and International Funds, the expense ratio is 1.00%; for the Fixed Income Fund, the expense ratio is 0.85%; and for the Municipal Income Fund, the expense ratio is 0.65%.

ADDITIONAL INFORMATION
December 31, 2014

Proxy Disclosure

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30 are available without charge: (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Code of Ethics

The Trust’s Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:

Johnson Mutual Funds
3777 West Fork Road
Cincinnati OH 45247

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Johnson Mutual Funds Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Johnson Equity Income Fund, Johnson Growth Fund, Johnson Opportunity Fund (formerly Johnson Disciplined Mid-Cap Fund), Johnson Realty Fund, Johnson International Fund, Johnson Fixed Income Fund and Johnson Municipal Income Fund (the “Funds”), each a series of Johnson Mutual Funds Trust, as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
February 26, 2015

TRUSTEES AND OFFICERS (Unaudited)

Information pertaining to the Trustees and Officers of the Funds is provided below. Trustees who are not deemed to be interested persons of the Funds, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees. Trustees who are deemed to be “interested persons” of the Funds are referred to as Interested Trustees. The Statement of Additional Information includes additional information about the Funds’ Trustees and may be obtained without charge by calling (513) 661-3100 or (800) 541-0170.

Name, Address and Age	Current Position Held with Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held During the Past Five Years
Interested Trustee
Timothy E. Johnson (72) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	Chairman of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor of Finance at the University of Cincinnati; previously President of the Adviser until October 2013.	11	Director, Kendle International, Inc. (2002 – 2011)
Independent Trustees
Ronald H. McSwain (72) 3777 West Fork Road Cincinnati, Ohio 45247	Chairman and Trustee	Since 1992	President of McSwain Carpets, Inc. until 2001; partner of P&R Realty, a real estate development partnership since 1984	11	None
John R. Green (72) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2006	Retired from The Procter & Gamble Company	11	None
James J. Berrens (49) 3777 West Fork Rd Cincinnati, OH 45247	Trustee	Since 2006	Chief Financial Officer, Christian Community Health Services, Since September 2010; Controller of MSA, Inc., January 2006 to September 2010.	11	None
Dr. Jeri B. Ricketts (57) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2013	Director of Carl H. Lindner Honors-PLUS Program, University of Cincinnati, since 2002; Associate Professor in Accounting, University of Cincinnati since 1986.	11	None

TRUSTEES AND OFFICERS (Unaudited)

Name, Address and Age	Current Position Held with Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held During the Past Five Years
Officers
Jason O. Jackman (44) 3777 West Fork Rd. Cincinnati, Ohio 45247	President	Since 2013	President and Chief Investment Officer of the Adviser since October 2013; Director of Fixed Income and Institutional Management March 2004 to October 2013.	N/A	N/A
Dale H. Coates (56) 3777 West Fork Road Cincinnati, Ohio 45247	Vice President	Since 1992	Portfolio Manager of the Trust’s Adviser	N/A	N/A
Marc E. Figgins (50) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Financial Officer and Treasurer	Since 2002	Mutual Funds Manager for Johnson Financial, Inc.	NA	NA
Scott J. Bischoff (48) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Compliance Officer	Since 2005	Director of Operations of the Trust’s Adviser; Chief Compliance Officer of the Adviser	NA	NA
Jennifer J. Kelhoffer (43) 3777 West Fork Road Cincinnati, Ohio 45247	Secretary	Since 2007	Client Service and Compliance Associate for the Adviser since March 2006	NA	NA

Trustees and Officers

Ronald H. McSwain	Independent Trustee, Chairman
Timothy E. Johnson	Interested Trustee
James J. Berrens	Independent Trustee
John R. Green	Independent Trustee
Jeri B. Ricketts	Independent Trustee

Jason Jackman	President
Dale H. Coates	Vice President
Scott J. Bischoff	Chief Compliance Officer
Marc E. Figgins	Chief Financial Officer, Treasurer
Jennifer J. Kelhoffer	Secretary

Transfer Agent and Fund Accountant

Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 (800) 541-0170

Custodian

US Bank
425 Walnut Street
Cincinnati, OH 45202

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Legal Counsel

Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds’ prospectus, which illustrates each Fund’s objectives, policies, management fees, and other information that may be helpful in making an investment decision.

Investment Company Act #811-7254

Annual Report

December 31, 2014

t	JIC Institutional Bond Fund I
t	JIC Institutional Bond Fund II
t	JIC Institutional Bond Fund III
t	Johnson Enhanced Return Fund

Johnson Mutual Funds Trust
3777 West Fork Road  |  Cincinnati, OH  |  45247
(513) 661-3100    (800) 541-0170    fax (513) 661-4901

www.johnsonmutualfunds.com

JOHNSON MUTUAL FUNDS
December 31, 2014

JOHNSON MUTUAL FUNDS
December 31, 2014

Dear Shareholder:

We are pleased to present you with the Johnson Mutual Funds’ December 31, 2014 Annual Report. On the following pages, we have provided commentary on the performance of each of the Funds for 2014 as well as the relative performance compared to an appropriate index. The remainder of the report provides the holdings of each Johnson Mutual Fund as well as other financial data and notes.

2014 was another good year for U.S. stocks and the sixth in a row of positive returns for the S&P 500 Index. The index has now posted double-digit returns in five of the last six years, with 2011 the lone exception. After a major move higher of 32% in 2013, expectations were somewhat reduced coming into the year. A painful January seemed to validate those forecasts, but the market proved resilient, just as it has many times over the course of the nearly six-year-old bull market. 2014 was more volatile than 2013, which was a remarkably calm year in which the stock market rose steadily higher. There were five separate pullbacks in 2014, but none was large enough to qualify as a correction, defined as a decline of 10%. Each of these pullbacks quickly reversed, and in the end the S&P 500 Index gained 13.7% in 2014, an impressive number given the plethora of obstacles along the way.

In general, U.S. stocks were the best place to invest yet again, as international indices were weighed down by Europe and emerging market weakness. Mid cap stocks generally kept pace with large caps, but small caps fell behind in the spring and failed to catch up. However, after being down as much as 9% on a year-to-date basis in October, a late rally propelled the Russell 2000 Index to a gain of 4.9% by year’s end.

Interest rates had been rising in the latter half of 2013, and with the economy growing at a decent pace rates were widely expected to continue along that path. Despite these expectations, interest rates fell and bonds delivered strong returns. Oil prices were a major theme in the second half of 2014. Prices began falling in the summer, then fell sharply in the fourth quarter to finish the year below $54, a decline of 45%. Lower oil prices have a significant impact on international relations as well as the global economy, affecting strategies of countries and companies alike. Overall, lower oil prices will likely prove to be a net benefit for consumer economies such as the U.S. Even before the plunge in oil prices, the U.S. had begun to stand out among developed market economies, and recent data is confirming the trend.

Looking ahead to 2015, oil market volatility, central bank policy changes, economic divergences, and geopolitical tension are just a few of the ingredients that could incite further volatility. In addition, many stock indices are at or near record highs. None of that necessarily precludes another positive year for stocks. We are still finding some attractive opportunities, but given the impressive gains over the past several years there is less “low-hanging fruit.” Rising valuations and earnings growth have both contributed to the bull market that began in 2009. But with valuations now at higher levels, earnings growth will be an increasingly important driver of stock returns.

We will continue to focus our stock selection on solid companies with attractive growth prospects. We expect interest rates to remain low by historical standards, but with the Fed poised to announce the first rate hike in 2015, rates should move higher over the coming years. Despite our muted fixed income return forecasts, high quality bonds still offer a good hedge to market risks and serve to reduce overall volatility within a diversified portfolio. As we head into the New Year, we remain steadfast in our commitment to construct high quality, diversified investment portfolios tailored to the individualized needs of our clients.

We want you to know how much we appreciate the confidence you have placed in us for your investment needs. As always, please feel free to call us at (513) 661-3100 or (800) 541-0170 with your comments or questions. Thank you.

Sincerely,

Jason O. Jackman, President

1

JIC INSTITUTIONAL BOND FUND I
Performance Review – December 31, 2014

The JIC Institutional Bond Fund I provided a total return of 1.44% for 2014, compared to a 0.78% return for the Bank of America/Merrill Lynch 1 – 3 Year U.S. Corporate & Government Index. Gradually improving U.S. economic conditions and an end to the Federal Reserve’s (Fed) aggressive bond buying program pressured short maturity yields slightly higher in 2014, despite weak global growth and falling inflation expectations.

Short maturity bond yields rose while intermediate maturity yields fell slightly for the year resulting in a notable flattening of the yield curve, which often happens prior to and during a Fed tightening of monetary policy. Most of the increase in short maturity yields was concentrated in the second half of the year as the Fed began to shift its monetary policy. The Fund benefitted from a longer duration stance than its benchmark index in the first half of 2014 and shorter duration stance in the second half. Also, the Fund maintains a much more diverse maturity structure than its benchmark index including bonds maturing beyond 3 years. Bonds with maturities greater than 3 years helped boost the relative performance of the Fund versus its benchmark index throughout the year.

Meanwhile, credit mostly lagged during the year with yield spreads versus Treasuries moving wider. Sector performance was uneven though, with many financials tightening while energy related industrial credits widened as the price of oil fell precipitously toward the end of the year. During the year, high quality credits also outperformed low quality credits. The Fund’s overweight to financials and avoidance of most energy related names along with its focus on higher quality sectors of the bond market was a significant driver of performance relative to the Fund’s benchmark during the year. More than half of the Fund’s bond allocation is to investment-grade rated corporate securities and an additional 7% is invested in municipal bonds. This combined allocation is greater than the Fund’s benchmark index and a key reason why the yield is higher in the Fund. Over time, this yield advantage is critical to the Fund’s ability to outperform its benchmark. It can also be a helpful strategy to protect against rising market rates.

Looking forward into 2015, we expect the market will likely start to anticipate the first Fed rate hike since 2006. Growth in the U.S. has positive momentum with GDP running at its briskest pace this cycle along with yearly job growth putting in its best showing since 1999. The continuation of this trend is likely to lead to a tightening of credit spreads and the Fund’s overweight to corporate bonds should benefit as a result. The Fund has lowered its duration to a slight underweight stance relative to its benchmark and added securities such as floating rate and step-up coupon bonds which will also help serve as a cushion to higher short term rates. With inflation expectations extremely low due to the decline in oil, the Fund has added a position in Treasury Inflation Protected Securities, which will benefit from declining slack in the U.S. economy along with reflationary global Central Bank policies. Finally, tempering some of the potential for higher rates, global yields will likely remain lower than in the U.S. which will maintain flows into the U.S. bond market and likely continue the trend of a flattening yield curve.

Average Annual Total Returns as of December 31, 2014
	JIC Institutional Bond Fund I	Merrill Lynch 1 – 3 Year Gov’t/Corp Index
One Year	1.44%	0.78%
Five Years	1.95%	1.47%
Ten Years	3.32%	2.86%

A high level of income over the long term consistent with capital preservation is the objective of the JIC Institutional Bond Fund I. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. As of the Fund’s most recent prospectus dated May 1, 2014, the Fund’s total operating expense ratio was 0.24%. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees and expenses, whereas neither Index incurs fees or expenses. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Merrill Lynch 1 – 3 Year Government/Corporate Index is the established benchmark. A shareholder cannot invest directly in either Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

2

JIC INSTITUTIONAL BOND FUND II
Performance Review – December 31, 2014

The JIC Institutional Bond Fund II provided a total return of 4.31% for 2014, compared to a 3.13% return for the Barclays Capital Intermediate Government Credit Index. Weak global growth and declining International bond yields pressured long maturity U.S. rates lower in 2014, despite gradually improving U.S. economic conditions and an end to the Federal Reserve’s (Fed) aggressive bond buying program.

Bond yields were elevated to begin the year, and the Fund increased its emphasis on long maturity Treasury and select corporate bonds. Longer maturity bond yields fell throughout the year while shorter maturity yields rose resulting in a notable flattening of the yield curve, which often happens prior to and during a Fed tightening of monetary policy. The Fund’s positioning was constructed to benefit from such a curve flattening and aided the Fund’s relative performance versus its benchmark.

Meanwhile, credit mostly lagged during the year with yield spreads versus Treasuries moving wider. Sector performance was uneven though, with many financials tightening while energy related industrial credits widened as the price of oil fell precipitously toward the end of the year. During the year, high quality credits also outperformed low quality credits. The Fund’s overweight to financials and avoidance of most energy related names along with its focus on higher quality sectors of the bond market was a significant driver of performance relative to the Fund’s benchmark during the year. More than half of the Fund’s bond allocation is to investment-grade rated corporate securities and an additional 10% is invested in municipal bonds. This combined allocation is greater than the Fund’s benchmark index and a key reason why the yield is higher in the Fund. Over time, this yield advantage is critical to the Fund’s ability to outperform its benchmark. It can also be a helpful strategy to protect against rising market rates.

Looking forward into 2015, we expect the market will likely start to anticipate the first Fed rate hike since 2006. Growth in the U.S. has positive momentum with GDP running at its briskest pace this cycle along with yearly job growth putting in its best showing since 1999. The continuation of this trend is likely to lead to a tightening of credit spreads and the Fund’s overweight to corporate bonds should benefit as a result. The Fund has lowered its duration to a neutral stance relative to its benchmark and added securities such as floating rate and step-up coupon bonds which will also help serve as a cushion to higher short term rates. With inflation expectations extremely low due to the decline in oil, the Fund has added a position in Treasury Inflation Protected Securities, which will benefit from declining slack in the U.S. economy along with reflationary global Central Bank policies. Finally, tempering some of the potential for higher long term rates, global yields will likely remain lower than in the U.S. which will maintain flows into the U.S. bond market and likely continue the trend of a flattening yield curve. The Fund’s “barbell” positioning will continue to benefit from this trend and serve as a defensive cushion as the Fed begins the process of normalizing interest rate policy.

Average Annual Total Returns as of December 31, 2014
	JIC Institutional Bond Fund II	Barclays Capital Intermediate Gov’t Credit Index*
One Year	4.31%	3.13%
Five Years	4.00%	3.54%
Ten Years	4.60%	4.10%

A high level of income over the long term consistent with capital preservation is the objective of the JIC Institutional Bond Fund II. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. As of the Fund’s most recent prospectus dated May 1, 2014, the Fund’s total operating expense ratio was 0.24%. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees and expenses, whereas neither Index incurs fees nor expenses. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Barclays Intermediate Government Credit Index is the established benchmark. A shareholder cannot invest directly in either Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

3

JIC INSTITUTIONAL BOND FUND III
Performance Review – December 31, 2014

The JIC Institutional Bond Fund III provided a total return of 6.79% for 2014, compared to a 5.97% return for the Barclays Capital Aggregate Index. Weak global growth and declining International bond yields pressured long maturity U.S. rates lower resulting in the Fund’s strong returns in 2014, despite gradually improving U.S. economic conditions and an end to the Federal Reserve’s (Fed) aggressive bond buying program.

Bond yields were elevated to begin the year, and the Fund increased its emphasis on long maturity Treasury and select corporate bonds. Longer maturity bond yields fell throughout the year while shorter maturity yields rose resulting in a notable flattening of the yield curve, which often happens prior to and during a Fed tightening of monetary policy. The Fund’s positioning was constructed to benefit from such a curve flattening and aided the Fund’s relative performance versus its benchmark.

Meanwhile, credit mostly lagged during the year with yield spreads versus Treasuries moving wider. Sector performance was uneven though, with many financials tightening while energy related industrial credits widened as the price of oil fell precipitously toward the end of the year. During the year, high quality credits also outperformed low quality credits. The Fund’s overweight to financials and avoidance of most energy related names along with its focus on higher quality sectors of the bond market was a significant driver of performance relative to the Fund’s benchmark during the year. More than half of the Fund’s bond allocation is to investment-grade rated corporate securities and an additional 10% is invested in municipal bonds. This combined allocation is greater than the Fund’s benchmark index and a key reason why the yield is higher in the Fund. Over time, this yield advantage is critical to the Fund’s ability to outperform its benchmark. It can also be a helpful strategy to protect against rising market rates.

Looking forward into 2015, we expect the market will likely start to anticipate the first Fed rate hike since 2006. Growth in the U.S. has positive momentum with GDP running at its briskest pace this cycle along with yearly job growth putting in its best showing since 1999. The continuation of this trend is likely to lead to a tightening of credit spreads and the Fund’s overweight to corporate bonds should benefit as a result. The Fund has lowered its duration to a neutral stance relative to its benchmark and added securities such as floating rate and step-up coupon bonds which will also help serve as a cushion to higher short term rates. With inflation expectations extremely low due to the decline in oil, the Fund has added a position in Treasury Inflation Protected Securities, which will benefit from declining slack in the U.S. economy along with reflationary global Central Bank policies. Finally, tempering some of the potential for higher long term rates, global yields will likely remain lower than in the U.S. which will maintain flows into the U.S. bond market and likely continue the trend of a flattening yield curve. The Fund’s “barbell” positioning will continue to benefit from this trend and serve as a defensive cushion as the Fed begins the process of normalizing interest rate policy.

Average Annual Total Returns as of December 31, 2014
	JIC Institutional Bond Fund III	Barclays Capital Aggregate Index
One Year	6.79%	5.97%
Five Years	5.14%	4.45%
Ten Years	5.37%	4.71%

A high level of income over the long term consistent with capital preservation is the objective of the JIC Institutional Bond Fund III, and the primary assets are investment-grade government and corporate bonds. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. As of the Fund’s most recent prospectus dated May 1, 2014, the Fund’s total operating expense ratio was 0.24%. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees and expenses, whereas neither Index incurs feesn or expenses. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Barclays Capital Aggregate Index is the established benchmark. A shareholder cannot invest directly in either Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

4

JOHNSON ENHANCED RETURN FUND
Performance Review – December 31, 2014

The total return for the Johnson Enhanced Return Fund for 2014 was 14.42% compared to 13.69% for the Standard & Poor’s 500 Index (S&P 500 Index).

Large cap stock indices provided double digit returns in 2014 for the third consecutive year and the fifth in the past six years. There was more volatility during the year with several dips in stock valuations, but none of these was large enough to qualify as a “correction”, defined as a decline of 10% or more. The S&P 500 has not experienced such a drop since August of 2011, the fifth longest streak since 1950. During the year, equities rose despite numerous worries about the pace of global economic growth, geopolitical problems around the world, and the possibility that interest rates may rise in the future. The swift and sharp decline in oil prices in the final months of 2014 reflected both improvements in global supply of oil and worldwide economic concerns, and added to the uncertainties facing investors. Still, the broad stock market advanced to finish the year near its all-time high.

Growing global risks helped to keep most interest rates down during the year and the cost of carry on futures contracts within the Fund remain quite low. The performance of the Fund primarily resulted from the returns from futures contracts. The yield advantage of the bonds in the Fund over this carrying cost was a significant reason for the Fund’s outperformance. Good name selection within the bond portion of the portfolio was also additive to results. The yield spread on the corporate and municipal bonds owned by the Fund generally held steady or tightened compared to government securities despite market risks and global economic worries. Approximately two-thirds of the bonds held in the Fund are credit securities and all are rated investment-grade quality.

Despite weaker growth in many other economies, the U.S. economic engine seems to be gaining more traction. Following a weather induced dip in growth during the first quarter, quarterly growth improved substantially throughout the rest of the year. The gain in jobs was particularly notable with 2.9 million jobs added during the year, the strongest annual number since 1999. Meanwhile, the Federal Reserve ended its bond buying program late in the year and seems to be preparing to slowly shift monetary policy. Based on recent Fed commentary and depending on the health of the economy, they may begin raising short term interest rates later in 2015. While this would raise the cost of carry in futures, it would also enhance the yield potential on the bonds held in the portfolio. We currently expect that any rate increases will be small and slow to build. However, during the past year we shortened the duration of the bond portfolio and emphasized more adjustable-rate and step-up coupon securities within the Fund.

Average Annual Total Returns as of December 31, 2014
	Enhanced Return Fund	S&P 500 Index
One Year	14.42%	13.69%
Five Years	16.63%	15.45%
Since Inception*	9.05%	7.97%

*	Fund Inception was December 30, 2005

Outperforming the Fund’s benchmark, the S&P 500 Index, over a full market cycle is the objective of the Johnson Enhanced Return Fund, and the primary assets are stock index futures contracts and short-term investment-grade fixed income securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. As of the Fund’s most recent prospectus dated May 1, 2014, the Fund’s total operating expense ratio was 0.36%. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. A shareholder cannot invest directly in the S&P 500 Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

5

JIC INSTITUTIONAL BOND FUND I
Portfolio of Investments as of December 31, 2014

Fixed Income Securities	Face Value	Fair Value
Corporate Bonds:
Finance
AON Corp. Senior Unsecured Notes, 3.125% Due 05/27/2016	1,000,000	$1,026,127
BB&T Corp. Subordinated Notes, 0.561% Due 09/13/2016**	1,480,000	1,474,941
Fifth Third Bancorp Subordinated Notes, 5.450% Due 01/15/2017	1,090,000	1,169,696
Huntington National Bank Senior Unsecured Notes, 1.300% Due 11/20/2016	1,270,000	1,264,759
JPMorgan Chase & Co. Senior Unsecured Notes, 3.150% Due 07/05/2016	1,340,000	1,377,436
JPMorgan Chase & Co. Subordinated Notes, 6.000% Due 10/01/2017	635,000	704,776
Key Bank NA Subordinated Notes, 7.413% Due 05/06/2015	1,200,000	1,227,038
Manufacturers and Traders Trust Co. Senior Unsecured Bank Notes, 0.527% Due 03/07/2016**	1,200,000	1,199,471
Marsh & McLennan Companies Inc. Senior Unsecured Notes, 2.300% Due 04/01/2017	1,200,000	1,214,873
MetLife Inc. Senior Unsecured Notes, 6.750% Due 06/01/2016	1,500,000	1,617,144
PNC Bank NA Subordinated Notes, 4.875% Due 09/21/2017	1,250,000	1,353,944
Prudential Financial Corp. Senior Unsecured Notes, 6.100% Due 06/15/2017	1,250,000	1,380,236
Simon Property Group Senior Unsecured Notes, 5.750% Due 12/01/2015	1,000,000	1,033,551
Suntrust Banks Inc. Senior Unsecured Notes, 3.600% Due 04/15/2016	1,100,000	1,134,537
Travelers Companies Inc. Senior Unsecured Notes, 6.250% Due 06/20/2016	1,623,000	1,746,989
US Bank NA Junior Subordinated Notes, 3.442% Due 02/01/2016	1,437,000	1,471,306
Wachovia Corp. Subordinated Notes, 6.000% Due 11/15/2017	1,305,000	1,462,792
27.9% – Total Finance		$21,859,616

Fixed Income Securities	Face Value	Fair Value
Industrial
Becton Dickinson Senior Unsecured Notes, 1.750% Due 11/08/2016	1,200,000	$1,208,852
Burlington Northern Santa Fe Senior Unsecured Notes, 6.875% Due 02/15/2016	845,000	897,799
Eaton Corp. Senior Unsecured Notes, 5.300% Due 03/15/2017	1,065,000	1,145,531
Enterprise Products Operating LLC Senior Unsecured Notes, 6.300% Due 09/15/2017	1,245,000	1,391,923
General Electric Capital Corp. Senior Unsecured Notes, 1.034% Due 04/15/2020**	500,000	501,800
General Electric Capital Corp. Senior Unsecured Notes, 1.23% Due 03/15/2023**	2,000,000	2,028,154
Johnson Controls Inc. Senior Unsecured Notes, 5.500% Due 01/15/2016	788,000	825,213
Kellogg Co. Senior Unsecured Notes, 4.450% Due 05/30/2016	1,000,000	1,051,683
Kroger Co. Senior Unsecured Notes, 6.800% Due 12/15/2018	1,150,000	1,341,272
Norfolk Southern Corp. Senior Unsecured Notes, 5.750% Due 04/01/2018	1,000,000	1,122,224
Schlumberger Investment Senior Unsecured Notes, 1.950% Due 09/14/2016*	1,379,000	1,404,095
Union Pacific Corp. Senior Unsecured Notes, 5.650% Due 05/01/2017	1,575,000	1,714,323
Williams Partners LP Senior Unsecured Notes, 7.250% Due 02/01/2017	1,205,000	1,328,174
20.4% – Total Industrial		$15,961,043
Utilities
AT&T Inc. Senior Unsecured Notes, 0.800% Due 12/01/2015	155,000	154,940
AT&T Inc. Senior Unsecured Notes, 5.500% Due 02/01/2018	1,500,000	1,655,838
Duke Energy Corp. Senior Unsecured Notes, 3.350% Due 04/01/2015	1,000,000	1,006,430

The accompanying notes are an integral part of these financial statements.

6

JIC INSTITUTIONAL BOND FUND I
Portfolio of Investments as of December 31, 2014

Fixed Income Securities	Face Value	Fair Value
Georgia Power Co. Senior Unsecured Notes, 0.750% Due 08/10/2015	943,000	$943,595
Gulf Power Co. Senior Notes, 5.300% Due 12/01/2016	450,000	486,409
National Rural Utilities Corp. Collateral Trust, 3.050% Due 03/01/2016	1,290,000	1,325,972
Northern Natural Gas Senior Unsecured Notes, 5.750% Due 07/15/2018*	1,280,000	1,442,712
Xcel Energy Inc. Senior Unsecured Notes, 5.613% Due 04/01/2017	713,000	778,118
10.0% – Total Utilities		$7,794,014
United States Government Treasury Obligations
Treasury Inflation Protected Security, 0.125% Due 04/15/2018	4,108,880	4,092,435
Treasury Inflation Protected Security, 0.125% Due 04/15/2019	2,533,425	2,504,908
United States Treasury Notes, 2.125% Due 12/31/2015	1,800,000	1,832,765
United States Treasury Notes, 4.250% Due 08/15/2015	1,450,000	1,486,307
12.7% – Total United States Government Treasury Obligations		$9,916,415
United States Government Agency Obligations
FHLB Step-up Coupon Notes, 0.500% Due 06/19/2017	3,000,000	2,997,057
FHLMC Step-up Coupon Notes, 1.000% Due 12/18/2019	4,000,000	4,004,152
FNMA Step-up Coupon Notes, 1.000% Due 07/30/2019	1,010,000	1,007,687
10.2% – Total United States Government Agency Obligations		$8,008,896
United States Government Agency Obligations – Mortgage-Backed Securities
FHLMC 10/1 Hybrid Adjustable Rate Mortgage, 3.240% Due 04/01/2042**	1,022,125	1,059,993
FHLMC CMO Series 2989 Class TG, 5.000% Due 06/15/2025	1,225,117	1,323,997

Fixed Income Securities	Face Value	Fair Value
FHLMC CMO Series 3925 Class VA, 4.000% Due 11/15/2022	1,129,860	$1,172,091
FHLMC CMO Series 4017 Class MA, 3.000% Due 03/01/2042	974,168	990,410
FNMA CMO Series 2003-79 Class NJ, 5.000% Due 08/25/2023	915,423	995,501
FNMA CMO Series 2010-13 Class EV, 5.000% Due 01/25/2022	1,317,454	1,359,135
GNMA CMO Pool 2004-95 Class QA, 4.500% Due 03/20/2034	110,130	115,836
GNMA Pool 726475, 4.000% Due 11/15/2024	508,616	540,566
9.7% – Total United States Government Agency Obligations – Mortgage-Backed Securities		$7,557,529
Certificates of Deposit
Goldman Sachs Bank USA Certificate of Deposit (FDIC Insured), 1.550% Due 10/17/2017	240,000	240,280
0.3% – Total Certificates of Deposit		$240,280
Taxable Municipal Bonds
Kentucky Property & Buildings Commission Revenue – Build America Bonds, 4.077% Due 11/01/2015	1,410,000	1,447,859
Ohio General Obligation Unlimited – Build America Bonds, 1.970% Due 05/01/2015	1,470,000	1,477,644
Ohio Higher Education Facilities – Cleveland Clinic Health Systems, 2.731% Due 01/01/2017	1,110,000	1,140,203
West Virginia University Board of Governors Revenue, 1.262% Due 10/01/2016	1,430,000	1,438,551
7.0% – Total Taxable Municipal Bonds		$5,504,257
Total Fixed Income Securities 98.2%		$76,842,050
(Identified Cost $76,800,507)

The accompanying notes are an integral part of these financial statements.

7

JIC INSTITUTIONAL BOND FUND I
Portfolio of Investments as of December 31, 2014

Cash Equivalents	Shares	Fair Value
First American Government Obligation Fund, Class Z, 0.01%**	936,244	$936,244
Total Cash Equivalents 1.2%		$936,244
(Identified Cost $936,244)
Total Portfolio Value 99.4%		$77,778,294
(Identified Cost $77,736,751)
Other Assets in Excess of Liabilities 0.6%		$489,426
Total Net Assets 100.0%		$78,267,720
*	144A Restricted Security. The total fair value of such securities as of December 31, 2014 was $2,846,807 and represented 3.6% of net assets.
-	Schlumberger Bond, Lot 1, purchased on August 16, 2012, for $698,318.
-	Schlumberger Bond, Lot 2, purchased on October 10, 2012, for $725,389.
-	Northern Natural Gas Bond, Lot 1, was purchased on October 12, 2012, for $1,223,180.
-	Northern Natural Gas Bond, Lot 2, was purchased on January 15, 2013, for $72,412.80.
-	Northern Natural Gas Bond, Lot 3, was purchased on November 26, 2014, for $249,766.
**	Variable Rate Security; the rate shown is as of December 31, 2014.

CMO – Collateralized Mortgage Obligation

FDIC – Federal Deposit Insurance Corporation

FHLB – Federal Home Loan Bank

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

8

JIC INSTITUTIONAL BOND FUND II
Portfolio of Investments as of December 31, 2014

Fixed Income Securities	Face Value	Fair Value
Corporate Bonds:
Finance
AON Corp. Senior Unsecured Notes, 5.000% Due 09/30/2020	1,336,000	$1,491,806
BB&T Corp. Subordinated Notes, 5.250% Due 11/01/2019	1,000,000	1,114,002
ERP Operating LP Senior Unsecured Notes, 4.625% Due 12/15/2021	1,250,000	1,367,512
Fifth Third Bancorp Subordinated Notes, 5.450% Due 01/15/2017	1,000,000	1,073,116
Huntington National Bank Senior Unsecured Notes, 1.300% Due 11/20/2016	1,200,000	1,195,048
JPMorgan Chase & Co. Senior Subordinated Notes, 3.875% Due 09/10/2024	1,300,000	1,301,106
Key Bank NA Subordinated Notes, 4.625% Due 06/15/2018	1,000,000	1,045,904
Marsh & McLennan Companies Inc. Senior Unsecured Notes, 2.300% Due 04/01/2017	1,200,000	1,214,873
MetLife Inc. Senior Unsecured Notes, 6.750% Due 06/01/2016	1,500,000	1,617,144
PNC Bank NA Subordinated Notes, 6.875% Due 05/15/2019	1,000,000	1,174,758
Prudential Financial Corp. Senior Unsecured Notes, 4.500% Due 11/15/2020	1,000,000	1,085,296
Simon Property Group Senior Unsecured Notes, 5.750% Due 12/01/2015	1,510,000	1,560,662
Suntrust Banks Inc. Senior Unsecured Notes, 3.600% Due 04/15/2016	1,115,000	1,150,008
US Bank NA Junior Subordinated Notes, 3.442% Due 02/01/2016	1,000,000	1,023,873
US Bank NA Subordinated Notes, 2.950% Due 07/15/2022	500,000	492,887
Wells Fargo & Co. Subordinated Notes, 3.450% Due 02/13/2023	1,400,000	1,418,892
Wells Fargo & Co. Subordinated Notes, 4.480% Due 01/16/2024	1,220,000	1,300,770
25.9% – Total Finance		$20,627,657

Fixed Income Securities	Face Value	Fair Value
Industrial
Air Products & Chemicals Senior Unsecured Notes, 7.250% Due 04/15/2016	1,000,000	$1,077,981
Becton Dickinson Senior Unsecured Notes, 3.125% Due 11/08/2021	1,200,000	1,204,466
CR Bard Inc. Senior Unsecured Notes, 4.400% Due 01/15/2021	1,310,000	1,438,989
Enterprise Products Senior Unsecured Notes, 4.050% Due 12/15/2022	1,000,000	1,037,582
General Electric Capital Corp. Senior Unsecured Notes, 1.234% Due 03/15/2023**	2,000,000	2,028,154
Johnson Controls Inc. Senior Unsecured Notes, 3.750% Due 12/01/2021	990,000	1,022,913
Kellogg Co. Senior Unsecured Notes, 4.000% Due 12/15/2020	1,200,000	1,284,372
Kroger Co. Senior Unsecured Notes, 6.800% Due 12/15/2018	1,100,000	1,282,955
Norfolk Southern Corp. Senior Unsecured Notes, 5.750% Due 04/01/2018	1,000,000	1,122,224
Pepsico Inc. Senior Unsecured Notes, 7.900% Due 11/01/2018	215,000	261,790
Target Corp. Senior Unsecured Notes, 4.875% Due 05/15/2018	1,000,000	1,094,212
Union Pacific Corp. Senior Unsecured Notes, 5.650% Due 05/01/2017	500,000	544,229
United Technologies Corp. Senior Unsecured Notes, 4.875% Due 03/01/2020	1,000,000	1,106,928
Wal-Mart Stores Inc. Senior Unsecured Notes, 7.550% Due 02/15/2030	500,000	738,229
Williams Partners LP Senior Unsecured Notes, 4.000% Due 11/15/2021	1,000,000	1,002,447
20.4% – Total Industrial		$16,247,471

The accompanying notes are an integral part of these financial statements.

9

JIC INSTITUTIONAL BOND FUND II
Portfolio of Investments as of December 31, 2014

Fixed Income Securities	Face Value	Fair Value
Utilities
Alabama Power Co. Senior Notes, 5.200% Due 01/15/2016	820,000	$855,753
AT&T Inc. Senior Unsecured Notes, 5.500% Due 02/01/2018	1,500,000	1,655,838
Duke Energy Corp. Senior Unsecured Notes, 5.050% Due 09/15/2019	620,000	692,916
Duke Energy Corp. Senior Unsecured Notes, 3.350% Due 04/01/2015	400,000	402,572
Mississippi Power Company Senior Unsecured Notes, 5.550% Due 03/01/2019	275,000	311,246
National Rural Utilities Corp. Collateral Trust, 3.050% Due 03/01/2016	700,000	719,519
National Rural Utilities Corp. Collateral Trust, 10.375% Due 11/01/2018	500,000	651,902
Northeast Utilities Senior Unsecured Notes, 1.450% Due 05/01/2018	500,000	492,407
Northern Natural Gas Senior Unsecured Notes, 5.750% Due 07/15/2018*	1,000,000	1,127,119
NStar Electric Co. Senior Unsecured Notes, 4.500% Due 11/15/2019	500,000	543,770
Verizon Communications Senior Unsecured Notes, 3.500% Due 11/01/2021	1,512,000	1,545,709
Xcel Energy Inc. Senior Unsecured Notes, 4.700% Due 05/15/2020	1,000,000	1,109,638
12.7% – Total Utilities		$10,108,389
United States Government Treasury Obligations
Treasury Inflation Protected Security, 0.125% Due 04/15/2019	3,040,110	3,005,889
Treasury Inflation Protected Security, 0.125% Due 01/15/2022	3,147,360	3,060,583
United States Treasury Bonds, 4.500% Due 11/15/2015	2,100,000	2,176,946
United States Treasury Notes, 2.750% Due 11/15/2042	450,000	449,543
10.9% – Total United States Government Treasury Obligations		$8,692,961

Fixed Income Securities	Face Value	Fair Value
United States Government Agency Obligations
FHLB Step-up Coupon Notes, 0.500% Due 06/19/2017	1,500,000	$1,498,528
FHLMC Step-up Coupon Notes, 1.000% Due 12/18/2019	2,000,000	2,002,076
TVA Power Series 1997 Class E, 6.250% Due 12/15/2017	825,000	946,198
5.6% – Total United States Government Agency Obligations		$4,446,802
United States Government Agency Obligations – Mortgage Backed Securities
FHLMC 10/1 Hybrid Adjustable Rate Mortgage, 3.240% Due 04/01/2042**	1,095,134	1,135,707
FHLMC CMO Pool J12635, 4.000% Due 07/01/2025	1,062,551	1,134,846
FHLMC CMO Series 2985 Class GE, 5.500% Due 06/15/2025	324,323	357,379
FHLMC CMO Series 3946 Class LN, 3.500% Due 04/15/2041	1,432,980	1,498,212
FHLMC CMO Series 4017 Class MA, 3.000% Due 03/15/2041	397,619	404,249
FHLMC Gold Partner Certificate Pool G08068, 5.500% Due 07/01/2035	495,266	557,276
FNMA 10/1 Hybrid Adjustable Rate Mortgage, 3.256% Due 12/01/2041**	738,388	769,598
FNMA CMO Pool AA4392, 4.000% Due 04/01/2039	650,610	695,187
8.2% – Total United States Government Agency Obligations – Mortgage Backed Securities		$6,552,454
Certificates of Deposit
Goldman Sachs Bank USA Certificate of Deposit (FDIC Insured), 1.800% Due 06/06/2017	240,000	242,960
0.3% – Total Certificates of Deposit		$242,960

The accompanying notes are an integral part of these financial statements.

10

JIC INSTITUTIONAL BOND FUND II
Portfolio of Investments as of December 31, 2014

Fixed Income Securities	Face Value	Fair Value
Taxable Municipal Bonds
Bowling Green State University Ohio Revenue – Build America Bonds, 5.330% Due 06/01/2020	725,000	$817,909
Cincinnati Ohio General Obligation, 5.300% Due 12/01/2020	1,000,000	1,001,380
Florida Atlantic University Capital Improvement Revenue – Build America Bonds, 7.589% Due 07/01/2037	1,000,000	1,184,140
Kentucky Asset Liability Commission Revenue – Build America Bonds, 4.104% Due 04/01/2019	1,000,000	1,081,220
Kentucky Asset Liability Commission Revenue – Build America Bonds, 5.339% Due 04/01/2022	300,000	347,142
University of Cincinnati Ohio General Receipts Revenue – Build America Bonds, 5.117% Due 06/01/2021	1,435,000	1,621,335
University of North Carolina Chapel Hill Hospital Revenue – Build America Bonds, 3.539% Due 02/01/2017	1,315,000	1,369,704
9.3% – Total Taxable Municipal Bonds		$7,422,830
Non-Taxable Municipal Bonds
Hamilton County Ohio Health Care Facilities Revenue Bond – The Christ Hospital, 5.000% Due 06/01/2042	500,000	538,715
0.7% – Non-Total Taxable Municipal Bonds		$538,715
Total Fixed Income Securities 94.0%		$74,880,239
(Identified Cost $73,698,543)

Preferred Stocks	Shares	Fair Value
Allstate Corp. Subordinated Debentures, 5.100% Due 01/15/2053	50,000	$1,266,500
Total Preferred Stocks 1.6%		$1,266,500
(Identified Cost $1,188,310)
Cash Equivalents
First American Government Obligation Fund, Class Z, 0.01%**	2,943,338	2,943,338
Total Cash Equivalents 3.7%		$2,943,338
(Identified Cost $2,943,338)
Total Portfolio Value 99.3%		$79,090,077
(Identified Cost $77,830,191)
Other Assets in Excess of Liabilities 0.7%		$549,596
Total Net Assets 100%		$79,639,673
*	144A Restricted Security. The total fair value of such securities as of December 31, 2014 was $1,127,119 and represented 1.4% of net assets.
-	Northern Natural Gas Bond was purchased on October 12, 2012, for $1,223,180.
**	Variable Rate Security; the rate shown is as of December 31, 2014.

CMO – Collateralized Mortgage Obligation

FDIC – Federal Deposit Insurance Corporation

FHLB – Federal Home Loan Bank

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

TVA – Tennessee Valley Authority

The accompanying notes are an integral part of these financial statements.

11

JIC INSTITUTIONAL BOND FUND III
Portfolio of Investments as of December 31, 2014

Fixed Income Securities	Face Value	Fair Value
Corporate Bonds:
Finance
AON Corp. Senior Unsecured Notes, 5.000% Due 09/30/2020	1,000,000	$1,116,621
BB&T Corp. Subordinated Notes, 5.250% Due 11/01/2019	1,000,000	1,114,002
ERP Operating LP Senior Unsecured Notes, 4.625% Due 12/15/2021	1,069,000	1,169,497
Fifth Third Bancorp Subordinated Notes, 5.450% Due 01/15/2017	1,000,000	1,073,116
JPMorgan Chase & Co. Senior Subordinated Notes, 3.875% Due 09/10/2024	1,300,000	1,301,106
Key Bank NA Subordinated Notes, 4.625% Due 06/15/2018	1,000,000	1,045,904
Marsh & McLennan Companies Inc. Senior Unsecured Notes, 2.300% Due 04/01/2017	1,270,000	1,285,740
MetLife Inc. Senior Unsecured Notes, 6.750% Due 06/01/2016	1,339,000	1,443,571
PNC Bank NA Subordinated Notes, 6.875% Due 05/15/2019	1,000,000	1,174,758
Prudential Financial Corp. Senior Unsecured Notes, 4.500% Due 11/15/2020	1,165,000	1,264,370
Suntrust Banks Inc. Senior Unsecured Notes, 3.600% Due 04/15/2016	1,100,000	1,134,537
US Bank NA Subordinated Notes, 2.950% Due 07/15/2022	1,640,000	1,616,669
Wells Fargo & Co. Subordinated Notes, 3.450% Due 02/13/2023	1,300,000	1,317,542
21.5% – Total Finance		$16,057,433
Industrial
Becton Dickinson Senior Unsecured Notes, 3.125% Due 11/08/2021	1,100,000	1,104,094
Burlington Northern Santa Fe Senior Unsecured Notes, 3.450% Due 09/15/2021	1,000,000	1,043,496
CR Bard Inc. Senior Unsecured Notes, 4.400% Due 01/15/2021	1,420,000	1,559,820
Dover Corp. Senior Unsecured Notes, 5.450% Due 03/15/2018	1,395,000	1,552,974

Fixed Income Securities	Face Value	Fair Value
Enterprise Products Senior Unsecured Notes, 5.200% Due 09/01/2020	1,285,000	$1,417,207
General Electric Capital Corp. Senior Unsecured Notes, 1.234% Due 03/15/2023**	2,000,000	2,028,154
Johnson Controls Inc. Senior Unsecured Notes, 3.750% Due 12/01/2021	850,000	878,258
Kellogg Co. Senior Unsecured Notes, 4.000% Due 12/15/2020	1,200,000	1,284,372
Kroger Co. Senior Unsecured Notes, 6.800% Due 12/15/2018	1,000,000	1,166,323
Norfolk Southern Corp. Senior Unsecured Notes, 5.750% Due 04/01/2018	1,000,000	1,122,224
Procter & Gamble Co., 5.500% Due 02/01/2034	1,000,000	1,292,795
Union Pacific Corp. Senior Unsecured Notes, 5.650% Due 05/01/2017	580,000	631,306
Wal-Mart Stores Inc. Senior Unsecured Notes, 7.550% Due 02/15/2030	1,500,000	2,214,685
Williams Partners LP Senior Unsecured Notes, 4.000% Due 11/15/2021	1,000,000	1,002,447
24.5% – Total Industrial		$18,298,155
Utilities
Alabama Power Co. Senior Notes, 5.200% Due 01/15/2016	715,000	746,175
AT&T Inc. Senior Unsecured Notes, 5.500% Due 02/01/2018	1,500,000	1,655,838
Georgia Power Co. Senior Unsecured Notes, 5.700% Due 06/01/2017	425,000	468,733
National Rural Utilities Corp. Collateral Trust, 5.450% Due 04/10/2017	800,000	874,458
Northeast Utilities Senior Unsecured Notes, 1.450% Due 05/01/2018	500,000	492,408
Northern Natural Gas Senior Unsecured Notes, 5.750% Due 07/15/2018*	1,000,000	1,127,119

The accompanying notes are an integral part of these financial statements.

12

JIC INSTITUTIONAL BOND FUND III
Portfolio of Investments as of December 31, 2014

Fixed Income Securities	Face Value	Fair Value
NStar Electric Co. Senior Unsecured Notes, 4.500% Due 11/15/2019	500,000	$543,770
Xcel Energy Inc. Senior Unsecured Notes, 4.700% Due 05/15/2020	1,000,000	1,109,638
9.4% – Total Utilities		$7,018,139
United States Government Treasury Obligations
Treasury Inflation Protected Security, 0.125% Due 04/15/2019	1,013,370	1,001,963
Treasury Inflation Protected Security, 0.125% Due 01/15/2022	3,147,360	3,060,583
United States Treasury Notes, 2.750% Due 08/15/2042	4,000,000	3,998,752
United States Treasury Notes, 2.750% Due 11/15/2042	1,800,000	1,798,171
13.2% – Total United States Government Treasury Obligations		$9,859,469
United States Government Agency Obligations – Mortgage Backed Securities
FHLMC 10/1 Hybrid Adjustable Rate Mortgage, 3.240% Due 04/01/2042**	1,095,134	1,135,707
FHLMC CMO Series 2985 Class GE, 5.500% Due 06/15/2025	283,782	312,707
FHLMC CMO Series 3289 Class ND, 5.500% Due 06/15/2035	49,833	51,578
FHLMC CMO Series 3946 Class LN, 3.500% Due 04/15/2041	1,432,980	1,498,212
FHLMC CMO Series 4017 Class MA, 3.000% Due 03/15/2041	795,239	808,498
FHLMC Gold Partner Certificate Pool G06616, 4.500% Due 12/01/2035	466,919	509,219
FHLMC Gold Partner Certificate Pool G08068, 5.500% Due 07/01/2035	1,119,733	1,259,928
FNMA 10/1 Hybrid Adjustable Rate Mortgage, 3.256% Due 12/01/2041**	738,388	769,598

Fixed Income Securities	Face Value	Fair Value
FNMA CMO Series 2003-79 Class NJ, 5.000% Due 08/25/2023	559,892	$608,869
FNMA CMO Series 2013-21 Class VA, 3.000% Due 07/25/2028	1,496,798	1,544,450
FNMA Partner Certificate Pool 889050, 6.000% Due 05/01/2037	804,930	924,971
FNMA Partner Certificate Pool 995112, 5.500% Due 07/01/2036	454,487	510,781
FNMA Partner Certificate Pool AA4392, 4.000% Due 04/01/2039	650,610	695,187
GNMA Pass Thru Certificate Pool 781397, 5.500% Due 02/15/2017	15,770	16,564
14.2% – Total United States Government Agency Obligations – Mortgage Backed Securities		$10,646,269
Certificates of Deposit
Goldman Sachs Bank USA Certificate of Deposit (FDIC Insured), 1.800% Due 06/06/2017	240,000	242,960
0.3% – Total Certificates of Deposit		$242,960
Taxable Municipal Bonds
Bowling Green State University Ohio Revenue – Build America Bonds, 5.330% Due 06/01/2020	750,000	846,113
Florida Atlantic University Capital Improvement Revenue – Build America Bonds, 7.589% Due 07/01/2037	1,785,000	2,113,690
Miami University Ohio General Receipts Revenue – Build America Bonds, 5.263% Due 09/01/2018	1,000,000	1,109,330
Ohio Higher Education Facilities – Cleveland Clinic Health Systems, 3.849% Due 01/01/2022	945,000	1,012,322
Ohio Major New Infrastructure Revenue – Build America Bonds, 4.994% Due 12/15/2020	850,000	952,085

The accompanying notes are an integral part of these financial statements.

13

JIC INSTITUTIONAL BOND FUND III
Portfolio of Investments as of December 31, 2014

Fixed Income Securities	Face Value	Fair Value
University of Cincinnati Ohio General Receipts Revenue – Build America Bonds, 4.667% Due 06/01/2018	1,000,000	$1,095,590
9.5% Total Taxable Municipal Bonds		$7,129,130
Non-Taxable Municipal Bonds
Hamilton County Ohio Health Care Facilities Revenue Bond – The Christ Hospital, 5.000% Due 06/01/2042	500,000	538,715
0.7% – Non-Total Taxable Municipal Bonds		$538,715
Total Fixed Income Securities 93.3%		$69,790,270
(Identified Cost $67,269,323)
Preferred Stocks	Shares
Allstate Corp. Subordinated Debentures, 5.100% Due 01/15/2053	50,000	1,266,500
Total Preferred Stocks 1.7%		$1,266,500
(Identified Cost $1,195,738)
Cash Equivalents
First American Government Obligation Fund, Class Z, 0.01%**	3,169,279	$3,169,279
Total Cash Equivalents 4.2%		$3,169,279
(Identified Cost $3,169,279)
Total Portfolio Value 99.2%		$74,226,049
(Identified Cost $71,634,340)
Other Assets in Excess of Liabilities 0.8%		$591,304
Total Net Assets 100.0%		$74,817,353
*	144A Restricted Security. The total fair value of such securities as of December 31, 2014 was $1,127,119 and represented 1.5% of net assets.
-	Northern Natural Gas Bond was purchased on October 12, 2012, for $1,223,180.
**	Variable Rate Security; the rate shown is as of December 31, 2014.

CMO – Collateralized Mortgage Obligation

FDIC – Federal Deposit Insurance Corporation

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

14

JOHNSON ENHANCED RETURN FUND
Portfolio of Investments as of December 31, 2014

Fixed Income Securities	Face Value	Fair Value
Corporate Bonds
Finance
Ace Insurance Holdings Senior Unsecured Notes, 5.600% Due 05/15/2015	1,255,000	$1,276,399
AON Corp. Senior Unsecured Notes, 3.125% Due 05/27/2016	655,000	672,113
AON Corp. Senior Unsecured Notes, 3.500% Due 09/30/2015	1,000,000	1,019,990
BB&T Corp. Subordinated Notes, 4.900% Due 06/30/2017	1,000,000	1,078,353
ERP Operating LP Senior Unsecured Notes, 5.750% Due 06/15/2017	1,500,000	1,651,209
Fifth Third Bancorp Senior Unsecured Notes, 5.450% Due 01/15/2017	1,000,000	1,073,116
Huntington National Bank Senior Unsecured Notes, 1.300% Due 11/20/2016	1,500,000	1,493,810
JPMorgan Chase & Co. Senior Unsecured Notes, 3.150% Due 07/05/2016	1,000,000	1,027,937
JPMorgan Chase & Co. Subordinated Notes, 5.150% Due 10/01/2015	557,000	572,487
Key Bank NA Subordinated Notes, 5.450% Due 03/03/2016	1,860,000	1,954,534
Manufacturers and Traders Trust Co. Senior Unsecured Bank Notes, 0.527% Due 03/07/2016**	1,500,000	1,499,339
Marsh & McLennan Companies Inc. Senior Unsecured Notes, 2.300% Due 04/01/2017	1,350,000	1,366,732
MetLife Inc. Senior Unsecured Notes, 6.750% Due 06/01/2016	2,000,000	2,156,192
PNC Bank NA Subordinated Notes, 4.875% Due 09/21/2017	1,000,000	1,083,155
PNC Funding Corporation Guaranteed Notes, 5.125% Due 02/01/2017	789,000	851,937
Prudential Financial Corp. Senior Unsecured Notes, 6.200% Due 01/15/2015	1,000,000	1,001,791
Simon Property Group Senior Unsecured Notes, 5.750% Due 12/01/2015	1,500,000	1,550,326

Fixed Income Securities	Face Value	Fair Value
Suntrust Banks Inc. Senior Unsecured Notes, 3.600% Due 04/15/2016	1,200,000	$1,237,676
US Bank NA Junior Subordinated Notes, 3.442% Due 02/01/2016	1,000,000	1,023,873
US Bank NA Subordinated Notes, 3.778% Due 04/29/2020**	1,000,000	1,008,976
Wachovia Bank NA Subordinated Notes, 5.600% Due 03/15/2016	1,435,000	1,513,441
26.9% – Total Finance		$26,113,386
Industrial
Becton Dickinson Senior Unsecured Notes, 1.750% Due 11/08/2016	1,000,000	1,007,377
Burlington Northern Santa Fe Senior Unsecured Notes, 6.875% Due 02/15/2016	900,000	956,236
Cooper US Inc. Senior Unsecured Notes, 2.375% Due 01/15/2016	1,000,000	1,015,014
CR Bard Inc. Senior Unsecured Notes, 2.875% Due 01/15/2016	1,195,000	1,221,082
Enterprise Products Senior Unsecured Notes, 3.700% Due 06/01/2015	1,000,000	1,011,364
Enterprise Products Senior Unsecured Notes, 5.000% Due 03/01/2015	400,000	402,585
General Electric Capital Corp. Senior Unsecured Notes, 0.534% Due 05/13/2024**	1,100,000	1,032,134
General Electric Capital Corp. Senior Unsecured Notes, 1.034% Due 04/15/2020**	1,175,000	1,179,230
General Electric Capital Corp. Senior Unsecured Notes, 1.234% Due 04/15/2023**	1,000,000	1,000,007
Johnson Controls Inc. Senior Unsecured Notes, 5.000% Due 03/20/2020	1,000,000	1,097,459
Kellogg Co. Senior Unsecured Notes, 4.450% Due 05/30/2016	1,000,000	1,051,683
Kroger Co. Senior Unsecured Notes, 1.200% Due 10/17/2016	500,000	498,910
Kroger Co. Senior Unsecured Notes, 6.400% Due 08/15/2017	1,000,000	1,117,737
Norfolk Southern Corporation Senior Unsecured Notes, 5.750% Due 04/01/2018	1,093,000	1,226,591

The accompanying notes are an integral part of these financial statements.

15

JOHNSON ENHANCED RETURN FUND
Portfolio of Investments as of December 31, 2014

Fixed Income Securities	Face Value	Fair Value
Northwest Pipeline Senior Unsecured Notes, 7.000% Due 06/15/2016	1,000,000	$1,085,627
Union Pacific Corp. Senior Unsecured Notes, 4.875% Due 01/15/2015	500,000	500,588
Union Pacific Corp. Senior Unsecured Notes, 7.000% Due 02/01/2016	1,000,000	1,064,500
17.0% – Total Industrials		$16,468,124
Utilities
Alabama Power Co. Senior Unsecured Notes, 5.200% Due 01/15/2016	1,175,000	1,226,231
AT&T Inc. Senior Unsecured Notes, 5.500% Due 02/01/2018	1,000,000	1,103,892
Georgia Power Co. Senior Unsecured Notes, 5.700% Due 06/01/2017	825,000	909,893
Mid American Holdings Senior Unsecured Notes, 5.750% Due 04/01/2018	1,000,000	1,120,646
Northeast Utilities Senior Unsecured Notes, 1.450% Due 05/01/2018	1,000,000	984,815
Verizon Communications Senior Unsecured Notes, 2.500% Due 09/15/2016	686,000	701,212
Verizon Wireless Senior Unsecured Notes, 1.350% Due 06/09/2017	1,000,000	995,373
Xcel Energy Inc. Senior Unsecured Notes, 5.613% Due 04/01/2017	1,420,000	1,549,689
8.8% – Total Utilities		$8,591,751
United States Government Treasury Obligations
Treasury Inflation Protected Security, 0.125% Due 04/15/2018	4,108,880	4,092,435
Treasury Inflation Protected Security, 0.125% Due 04/15/2019	2,533,425	2,504,908
United States Treasury Notes, 2.000% Due 04/30/2016	5,000,000	5,105,470
12.0% – Total United States Government Treasury Obligations		$11,702,813

Fixed Income Securities	Face Value	Fair Value
United States Government Agency Obligations
FHLB Step-up Coupon Notes, 0.500% Due 06/19/2017**	4,105,000	$4,100,973
FHLB Step-up Coupon Notes, 0.625% Due 11/26/2019**	1,700,000	1,698,776
FHLB Step-up Coupon Notes, 0.750% Due 07/10/2019**	2,000,000	1,999,912
FHLMC Step-up Coupon Notes, 0.500% Due 09/09/2017**	2,000,000	2,001,334
FHLMC Step-up Coupon Notes, 1.000% Due 12/18/2019	1,000,000	1,001,038
FNMA Step-up Coupon Notes, 1.000% Due 07/30/2019**	1,095,000	1,092,492
12.2% – Total United States Government Agency Obligations		$11,894,525
United States Government Agency Obligations – Mortgage Backed Securities
FHLMC Gold Partner Certificate Pool J12635, 4.000% Due 07/01/2025	333,945	356,666
FNMA 10/1 Hybrid Adjustable Rate Mortgage, 3.267% Due 12/01/2041**	738,388	767,405
FNMA CMO Pool 1106, 3.000% Due 07/01/2032	1,905,715	1,970,611
FNMA CMO Series 2010-13 Class EV, 5.000% Due 01/25/2022	1,976,180	2,038,703
GNMA Pool 726475, 4.000% Due 11/15/2024	508,616	540,566
GNMA Pool 728920, 4.000% Due 12/15/2024	795,075	845,020
6.7% – Total United States Government Agency Obligations – Mortgage Backed Securities		$6,518,971
Certificates of Deposit
Goldman Sachs Bank USA Certificate of Deposit (FDIC Insured), 1.550% Due 10/17/2017	240,000	240,280
0.3% – Total Certificates of Deposit		$240,280

The accompanying notes are an integral part of these financial statements.

16

JOHNSON ENHANCED RETURN FUND
Portfolio of Investments as of December 31, 2014

Fixed Income Securities	Face Value	Fair Value
Taxable Municipal Bonds
Columbus/Franklin County Ohio Finance Authority Revenue Bond – Ohio Capital Fund, 1.557% Due 08/15/2016	1,500,000	$1,505,130
Kentucky Property & Buildings Commission Revenue – Build America Bonds, 4.077% Due 11/01/2015	1,000,000	1,026,850
Ohio Higher Education Facilities Commission – Cleveland Clinic Health System, 2.731% Due 01/01/2017	1,000,000	1,027,210
3.7% – Total Municipal Bonds		$3,559,190
Total Fixed Income Securities 87.6%		$85,089,040
(Identified Cost $85,258,419)
Cash & Cash Equivalents	Shares
First American Government Obligation Fund, Class Z, 0.01%**	7,824,089	$7,824,089
Total Cash Equivalents 8.0%		$7,824,089
(Identified Cost $7,824,089)
Total Portfolio Value 95.6%		$92,913,129
(Identified Cost $93,082,508)
Other Assets in Excess of Liabilities 4.4%		$4,236,966
Total Net Assets: 100.0%		$97,150,095
Futures Contracts	Long Contracts	Unrealized Appreciation
E-mini Standard & Poor's 500 expiring March 2015 (50 units per contract)	942	$2,676,678
(Notional Value of $96,974,190)
**	Variable Rate Security; the rate shown is as of December 31, 2014.

CMO – Collateralized Mortgage Obligation

FDIC – Federal Deposit Insurance Corporation

FHLB – Federal Home Loan Bank

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

17

JOHNSON MUTUAL FUNDS
December 31, 2014

Statements of Assets and Liabilities

	JIC Institutional Bond Fund I	JIC Institutional Bond Fund II	JIC Institutional Bond Fund III	Johnson Enhanced Return Fund
Assets:
Investment Securities at Fair Value*	$77,778,294	$79,090,077	$74,226,049	$92,913,129
Cash Held at Broker	—	—	—	4,766,520
Interest Receivable	513,370	572,796	614,206	646,153
Total Assets	$78,291,664	$79,662,873	$74,840,255	$98,325,802
Liabilities:
Accrued Management Fee	$16,769	$16,984	$15,836	$31,177
Payable for Variation Margin on Futures Contracts	—	—	—	1,144,530
Fund Shares Redeemed Payable	7,175	6,216	7,066	—
Total Liabilities	$23,944	$23,200	$22,902	$1,175,707
Net Assets	$78,267,720	$79,639,673	$74,817,353	$97,150,095
Net Assets Consist of:
Paid in Capital	$78,194,602	$78,379,511	$72,225,644	$95,177,534
Accumulated Net Investment Income	13,801	—	—	23,877
Accumulated Net Realized Gain (Loss) from Security Transactions & Futures Contracts	17,774	276	—	(558,615)
Net Unrealized Gain(Loss) on Investments	41,543	1,259,886	2,591,709	(169,379)
Net Unrealized Gain on Futures Contracts	—	—	—	2,676,678
Net Assets	$78,267,720	$79,639,673	$74,817,353	$97,150,095
Shares Outstanding (Unlimited Amount Authorized)	5,202,129	5,102,344	4,680,824	6,139,855
Offering, Redemption and Net Asset Value Per Share	$15.05	$15.61	$15.98	$15.82
*Identified Cost of Investment Securities	$77,736,751	$77,830,191	$71,634,340	$93,082,508

The accompanying notes are an integral part of these financial statements.

18

JOHNSON MUTUAL FUNDS
December 31, 2014

Statements of Operations

	JIC Institutional Bond Fund I	JIC Institutional Bond Fund II	JIC Institutional Bond Fund III	Johnson Enhanced Return Fund
	Year Ended 12/31/2014	Year Ended 12/31/2014	Year Ended 12/31/2014	Year Ended 12/31/2014
Investment Income:
Interest	$1,150,669	$1,971,678	$1,987,895	$1,182,682
Dividends	—	63,750	63,750	—
Total Investment Income	$1,150,669	$2,035,428	$2,051,645	$1,182,682
Expenses:
Gross Management Fee	$240,427	$234,549	$222,787	$323,600
Management Fee Waiver (Note #4)	(49,974)	(48,752)	(46,307)	—
Net Expenses	$190,453	$185,797	$176,480	$323,600
Net Investment Income	$960,216	$1,849,631	$1,875,165	$859,082
Net Realized Gain from Security Transactions	$113,252	$405,231	$399,051	$175,593
Net Realized Gain from Futures Contracts	—	—	—	11,859,773
Net Unrealized Change on Investments	(2,284)	1,011,606	2,558,697	28,997
Net Unrealized Change on Futures Contracts	—	—	—	(413,923)
Net Gain on Investments	$110,968	$1,416,837	$2,957,748	$11,650,440
Net Change in Net Assets from Operations	$1,071,184	$3,266,468	$4,832,913	$12,509,522

The accompanying notes are an integral part of these financial statements.

19

JOHNSON MUTUAL FUNDS
December 31, 2014

Statements of Changes in Net Assets

	JIC Institutional Bond Fund I		JIC Institutional Bond Fund II		JIC Institutional Bond Fund III		Johnson Enhanced Return Fund
	Year Ended 12/31/2014	Year Ended 12/31/2013	Year Ended 12/31/2014	Year Ended 12/31/2013	Year Ended 12/31/2014	Year Ended 12/31/2013	Year Ended 12/31/2014	Year Ended 12/31/2013

Operations:
Net Investment Income	$960,216	$1,049,066	$1,849,631	$2,036,327	$1,875,165	$2,027,449	$859,082	$927,611
Net Realized Gain from Security Transactions	113,252	210,641	405,231	1,476,608	399,051	1,594,272	175,593	167,819
Net Realized Gain from Futures Contracts	—	—	—	—	—	—	11,859,773	17,301,048
Increase in Due from Broker (See Note 3)	—	—	—	—	—	—	—	119,871
Net Unrealized Change on Investments	(2,284)	(1,105,404)	1,011,606	(4,001,493)	2,558,697	(5,018,223)	28,997	(1,065,729)
Net Unrealized Change on Futures Contracts	—	—	—	—	—	—	(413,923)	3,420,560
Net Change in Net Assets from Operations	$1,071,184	$154,303	$3,266,468	$(488,558)	$4,832,913	$(1,396,502)	$12,509,522	$20,871,180
Distributions to Shareholders:
Net Investment Income	$(1,041,893)	$(1,172,311)	$(1,953,115)	$(2,155,035)	$(2,019,383)	$(2,269,243)	$(895,771)	$(1,010,552)
Net Realized Gain from Security Transactions	—	(89,369)	(301,471)	(1,363,107)	(255,270)	(1,357,810)	(13,914,437)	(15,860,275)
Net Change in Net Assets from Distributions	$(1,041,893)	$(1,261,680)	$(2,254,586)	$(3,518,142)	$(2,274,653)	$(3,627,053)	$(14,810,208)	$(16,870,827)
Capital Share Transactions:
Proceeds From Sale of Shares	$21,670,719	$12,527,042	$15,221,692	$12,493,906	$17,441,295	$13,914,045	$6,351,847	$12,234,194
Net Asset Value of Shares Issued on Reinvestment of Distributions	143,560	87,361	147,780	230,550	29,539	—	14,810,208	16,833,580
Cost of Shares Redeemed	(17,685,786)	(7,479,961)	(12,857,739)	(6,230,284)	(16,515,507)	(11,134,536)	(5,637,871)	(14,335,003)
Net Change in Net Assets from Capital Share Transactions	$4,128,493	$5,134,442	$2,511,733	$6,494,172	$955,327	$2,779,509	$15,524,184	$14,732,771
Net Change in Net Assets	$4,157,784	$4,027,065	$3,523,615	$2,487,472	$3,513,587	$(2,244,046)	$13,223,498	$18,733,124
Net Assets at Beginning of Year	$74,109,936	$70,082,871	$76,116,058	$73,628,586	$71,303,766	$73,547,812	$83,926,597	$65,193,473
Net Assets at End of Year	$78,267,720	$74,109,936	$79,639,673	$76,116,058	$74,817,353	$71,303,766	$97,150,095	$83,926,597
Accumulated (Distribution in Excess of) Undistributed Net Investment Income	$13,801	$—	$—	$—	$—	$—	$23,877	$—

The accompanying notes are an integral part of these financial statements.

20

FINANCIAL HIGHLIGHTS
JIC INSTITUTIONAL BOND FUND I

Selected Data for a Share Outstanding Throughout each Year:

	Year Ended December 31
	2014	2013	2012	2011	2010
Net Asset Value Beginning of Year	$15.03	$15.27	$15.27	$15.27	$15.28
Operations:
Net Investment Income	0.18	0.25	0.32	0.36	0.50
Net Gains (Losses) on Securities (Realized and Unrealized)	0.04	(0.22)	0.04	0.03	(0.01)
Total Operations	$0.22	$0.03	$0.36	$0.39	$0.49
Distributions:
Net Investment Income	(0.20)	(0.25)	(0.32)	(0.37)	(0.50)
Net Realized Capital Gains	—	(0.02)	(0.04)	(0.02)	—
Total Distributions	$(0.20)	$(0.27)	$(0.36)	$(0.39)	$(0.50)
Net Asset Value at End of Year	$15.05	$15.03	$15.27	$15.27	$15.27
Total Return(a)	1.44%	0.16%	2.35%	2.56%	3.28%
Net Assets End of Year (Millions)	$78.27	$74.11	$70.08	$67.44	$61.71
Ratios(b)
Ratio of Expenses to
Average Net Assets before Waiver	0.30%	0.30%	0.30%	0.30%	0.30%
Average Net Assets after Waiver	0.24%	0.24%	0.26%	0.27%	0.29%
Ratio of Net Investment Income to
Average Net Assets before Waiver	1.14%	1.57%	2.02%	2.33%	3.26%
Average Net Assets after Waiver	1.20%	1.63%	2.06%	2.36%	3.27%
Portfolio Turnover Rate	42.41%	56.49%	43.98%	37.61%	38.27%

(a)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(b)	In 2014, 2013, 2012, 2011, and 2010, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.24, 0.24%, 0.26%, 0.27%, and 0.29%, respectively. The Adviser retains the right to remove the waiver after April 30, 2015. (See Note #4 to the financial statements.)

The accompanying notes are an integral part of these financial statements.

21

FINANCIAL HIGHLIGHTS
JIC INSTITUTIONAL BOND FUND II

Selected Data for a Share Outstanding Throughout each Year:

	Year Ended December 31
	2014	2013	2012	2011	2010
Net Asset Value Beginning of Year	$15.40	$16.24	$16.06	$15.86	$15.72
Operations:
Net Investment Income	0.37	0.45	0.52	0.56	0.64
Net Gains (Losses) on Securities (Realized and Unrealized)	0.29	(0.56)	0.22	0.33	0.33
Total Operations	$0.66	$(0.11)	$0.74	$0.89	$0.97
Distributions:
Net Investment Income	(0.39)	(0.45)	(0.52)	(0.57)	(0.64)
Net Realized Capital Gains	(0.06)	(0.28)	(0.04)	(0.12)	(0.19)
Total Distributions	$(0.45)	$(0.73)	$(0.56)	$(0.69)	$(0.83)
Net Asset Value at End of Year	$15.61	$15.40	$16.24	$16.06	$15.86
Total Return(a)	4.31%	(0.68)%	4.70%	5.66%	6.19%
Net Assets End of Year (Millions)	$79.64	$76.12	$73.63	$68.04	$61.36
Ratios(b)
Ratio of Expenses to
Average Net Assets before Waiver	0.30%	0.30%	0.30%	0.30%	0.30%
Average Net Assets after Waiver	0.24%	0.24%	0.26%	0.27%	0.29%
Ratio of Net Investment Income to
Average Net Assets before Waiver	2.30%	2.79%	3.05%	3.45%	3.94%
Average Net Assets after Waiver	2.36%	2.85%	3.09%	3.48%	3.95%
Portfolio Turnover Rate	34.31%	55.78%	21.08%	26.91%	29.19%

(a)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(b)	In 2014, 2013, 2012, 2011, and 2010, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.24, 0.24%, 0.26%, 0.27%, and 0.29%, respectively. The Adviser retains the right to remove the waiver after April 30, 2015. (See Note #4 to the financial statements.)

The accompanying notes are an integral part of these financial statements.

22

FINANCIAL HIGHLIGHTS
JIC INSTITUTIONAL BOND FUND III

Selected Data for a Share Outstanding Throughout each Year:

	Year Ended December 31
	2014	2013	2012	2011	2010
Net Asset Value Beginning of Year	$15.43	$16.52	$16.54	$16.03	$15.71
Operations:
Net Investment Income	0.40	0.49	0.56	0.64	0.70
Net Gains (Losses) on Securities (Realized and Unrealized)	0.63	(0.80)	0.26	0.70	0.47
Total Operations	$1.03	$(0.31)	$0.82	$1.34	$1.17
Distributions:
Net Investment Income	(0.43)	(0.49)	(0.56)	(0.67)	(0.70)
Net Realized Capital Gains	(0.05)	(0.29)	(0.28)	(0.16)	(0.15)
Total Distributions	$(0.48)	$(0.78)	$(0.84)	$(0.83)	$(0.85)
Net Asset Value at End of Year	$15.98	$15.43	$16.52	$16.54	$16.03
Total Return(a)	6.79%	(1.87)%	5.05%	8.51%	7.54%
Net Assets End of Year (Millions)	$74.82	$71.30	$73.55	$60.57	$55.03
Ratios(b)
Ratio of Expenses to
Average Net Assets before Waiver	0.30%	0.30%	0.30%	0.30%	0.30%
Average Net Assets after Waiver	0.24%	0.24%	0.26%	0.27%	0.29%
Ratio of Net Investment Income to
Average Net Assets before Waiver	2.46%	2.99%	3.19%	3.87%	4.30%
Average Net Assets after Waiver	2.52%	3.04%	3.23%	3.90%	4.31%
Portfolio Turnover Rate	28.30%	67.39%	23.33%	20.08%	23.39%

(a)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(b)	In 2014, 2013, 2012, 2011, and 2010, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.24, 0.24%, 0.26%, 0.27%, and 0.29%, respectively. The Adviser retains the right to remove the waiver after April 30, 2015. (See Note #4 to the financial statements.)

The accompanying notes are an integral part of these financial statements.

23

FINANCIAL HIGHLIGHTS
JOHNSON ENHANCED RETURN FUND

Selected Data for a Share Outstanding Throughout each Year:

	Year Ended December 31
	2014	2013	2012	2011	2010
Net Asset Value Beginning of Year	$16.27	$15.50	$13.43	$13.30	$11.61
Operations:
Net Investment Income	0.16	0.24	0.23	0.29	0.31
Net Gains (Losses) on Securities and Futures Contracts (Realized and Unrealized)	2.21	4.58	2.24	0.13	1.69
Total Operations	$2.37	$4.82	$2.47	$0.42	$2.00
Distributions:
Net Investment Income	(0.17)	(0.24)	(0.23)	(0.29)	(0.31)
Net Realized Capital Gains	(2.65)	(3.81)	(0.17)	—	—
Total Distributions	$(2.82)	$(4.05)	$(0.40)	$(0.29)	$(0.31)
Net Asset Value at End of Year	$15.82	$16.27	$15.50	$13.43	$13.30
Total Return(a)	14.42%	31.31%	18.43%	3.16%	17.56%
Net Assets End of Year (Millions)	$97.15	$83.93	$65.19	$51.13	$49.26
Ratios(b)
Ratio of Expenses to
Average Net Assets before Waiver	0.35%	0.67%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of Net Investment Income to
Average Net Assets before Waiver	0.93%	1.00%	0.85%	1.48%	1.89%
Average Net Assets after Waiver	0.93%	1.32%	1.50%	2.13%	2.54%
Portfolio Turnover Rate	56.32%	33.09%	49.63%	68.09%	48.42%

(a)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(b)	Prior to May 1, 2013, the Adviser waived a portion of the 1.00% management fee to sustain a fee of 0.35%. Effective May 1, 2013, the Adviser removed the fee waiver, and reduced the management fee to 0.35%.

The accompanying notes are an integral part of these financial statements.

24

JOHNSON MUTUAL FUNDS

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2014

1)     Organization

The JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, JIC Institutional Bond Fund III (the “Bond Funds”) and Johnson Enhanced Return Fund (each individually a “Fund” and collectively the “Funds”) are each a diversified series of the Johnson Mutual Funds Trust (the “Trust”), and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The Bond Funds began offering their shares publicly on August 31, 2000. The Johnson Enhanced Return Fund began offering shares publicly on December 30, 2005. All Funds are managed by Johnson Investment Counsel, Inc. (the “Adviser”).

The investment objective of the Bond Funds is a high level of income over the long term consistent with preservation of capital. The investment objective of the Johnson Enhanced Return Fund is to outperform the Fund’s benchmark, the S&P 500 Composite Stock Index, over a full market cycle.

2)     Security Valuation and Transactions

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis.

Securities for which representative market quotations are not readily available or are considered unreliable by the Investment Adviser are valued as determined in good faith by, or under the direction of, the Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

Generally Accepted Accounting Principles in the United States (“GAAP”) establish a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

♦	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
♦	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
♦	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level of the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Corporate Bonds. Corporate bonds are generally valued at prices obtained from pricing vendors. The fair value of corporate bonds is estimated using market approach valuation techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations for similar securities (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads

25

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2014

2)     Security Valuation and Transactions, continued

adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they will be categorized in Level 3.

U.S. Government Securities. U.S. government securities are generally valued at prices obtained from pricing vendors. U.S. government securities, including U.S. Treasury Obligations, are normally valued using market approach valuation techniques that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in Level 2 of the fair value hierarchy.

U.S. Agency Securities. U.S. agency securities are generally valued at prices obtained from pricing vendors. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities. Agency issued debt securities are generally valued in a manner similar to U.S. government securities. Mortgage-backed securities are generally valued based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.

Municipal Bonds. Municipal bonds are generally valued at prices obtained from pricing vendors. Municipal Bonds are normally valued using a market approach valuation technique that incorporates observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Municipal Bonds are categorized in Level 2 of the fair value hierarchy.

Preferred Stocks. Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Certificates of Deposit. Certificates of Deposit are generally valued at prices obtained from pricing vendors. Certificates of Deposit which are traded on the open market are normally valued using a market approach valuation technique that incorporates observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Certificates of Deposit are categorized in Level 2 of the fair value hierarchy.

Money Market. Investments in mutual funds, including money market mutual funds (notated throughout these financials as cash equivalents), are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Derivative Instruments. Listed derivatives, including futures contracts that are actively traded, are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy.

The following is a summary of the inputs used to value each Fund’s investments as of June 30, 2014:

JIC Institutional Bond Fund I	Level 1	Level 2	Level 3	Totals
Corporate Bonds
Finance	$—	$21,859,616	$—	$21,859,616
Industrial	—	15,961,043	—	15,961,043
Utilities	—	7,794,014	—	7,794,014
U.S. Treasury Obligations	—	9,916,415	—	9,916,415
U.S. Agency Obligations	—	8,008,896	—	8,008,896
U.S. Agency Obligations – Mortgage-Backed	—	7,557,529	—	7,557,529
Certificates of Deposit	—	240,280	—	240,280
Taxable Municipal Bonds	—	5,504,257	—	5,504,257
Cash Equivalents	936,244	—	—	936,244
Total	$936,244	$76,842,050	$—	$77,778,294

26

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2014

2)     Security Valuation and Transactions, continued

JIC Institutional Bond Fund II	Level 1	Level 2	Level 3	Totals
Corporate Bonds
Finance	$—	$20,627,657	$—	$20,627,657
Industrial	—	16,247,471	—	16,247,471
Utilities	—	10,108,389	—	10,108,389
U.S. Treasury Obligations	—	8,692,961	—	8,692,961
U.S. Agency Obligations	—	4,446,802	—	4,446,802
U.S. Agency Obligations – Mortgage-Backed	—	6,552,454	—	6,552,454
Certificates of Deposit	—	242,960	—	242,960
Taxable Municipal Bonds	—	7,422,830	—	7,422,830
Non-Taxable Municipal Bonds	—	538,715	—	538,715
Preferred Stocks	1,266,500	—	—	1,266,500
Cash Equivalents	2,943,338	—	—	2,943,338
Total	$4,209,838	$74,880,239	$—	$79,090,077

JIC Institutional Bond Fund III	Level 1	Level 2	Level 3	Totals
Corporate Bonds
Finance	$—	$16,057,433	$—	$16,057,433
Industrial	—	18,298,155	—	18,298,155
Utilities	—	7,018,139	—	7,018,139
U.S. Treasury Obligations	—	9,859,469	—	9,859,469
U.S. Agency Obligations – Mortgage-Backed	—	10,646,269	—	10,646,269
Certificates of Deposit	—	242,960	—	242,960
Taxable Municipal Bonds	—	7,129,130	—	7,129,130
Non-Taxable Municipal Bonds	—	538,715	—	538,715
Preferred Stocks	1,266,500	—	—	1,266,500
Cash Equivalents	3,169,279	—	—	3,169,279
Total	$4,435,779	$69,790,270	$—	$74,226,049

Johnson Enhanced Return Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds
Finance	$—	$26,113,386	$—	$26,113,386
Industrial	—	16,468,124	—	16,468,124
Utilities	—	8,591,751	—	8,591,751
U.S. Treasury Obligations	—	11,702,813	—	11,702,813
U.S. Agency Obligations	—	11,894,525	—	11,894,525
U.S. Agency Obligations – Mortgage-Backed	—	6,518,971	—	6,518,971
Certificates of Deposit	—	240,280	—	240,280
Taxable Municipal Bonds	—	3,559,190	—	3,559,190
Cash Equivalents	7,824,089	—	—	7,824,089
Sub-Total	$7,824,089	$85,089,040	$—	$92,913,129
Other Financial Instruments*	2,676,678	—	—	2,676,678
Total	$10,500,767	$85,089,040	$—	$95,589,807

*	Other financial instruments are futures contracts reflected separately in the Portfolio of Investments, and are reflected at the net unrealized appreciation on the futures contracts.

27

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2014

2)     Security Valuation and Transactions, continued

The Funds did not hold any investments at any time during the reporting period in which unobservable inputs were used in determining fair value. Therefore, no reconciliation of Level 3 securities is included for this reporting period. As of and during the year ended December 31, 2014, no securities were transferred into or out of Level 1 or Level 2. If any transfers between levels would occur, they would be reflected as of the end of the period.

3)     Summary of Significant Accounting Policies

Financial Futures Contracts:

The Johnson Enhanced Return Fund invests in stock index futures (equity risk) only for the replication of returns, not speculation. The Fund enters into S&P 500 E-Mini contracts four times a year generally near the time the contracts would expire (contracts expire the third Friday of March, June, September and December). The contracts are generally held until it is time to roll into the next contracts. The average daily notional value for the year ended December 31, 2014 was $91,955,228. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the futures contract. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. The amount of the daily variation margin is reflected as an asset or liability within the Statements of Assets and Liabilities, while the cumulative change in unrealized gain/loss on futures contracts is reported separately within the Statements of Operations. The Net Unrealized Gain on futures contracts, as of December 31, 2014, is presented separately within the components of next assets on the Statements of Assets and Liabialies. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss at the contract settlement date. A realized gain or loss is recognized when a contract is sold, and is the difference between the fair value of the contract at purchase and the fair value of the contract when sold. Realized gains/losses on futures contracts are reported separately within the Statements of Operations. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged asset, as well as the risk that the counterparty will fail to perform its obligations.

As of December 31, 2014, Cash Held at Broker represents cash held as collateral against the futures contracts, and is restricted from withdrawal. Net variation margin payable on futures contracts as of December 31, 2014 was $1,144,530.

Offsetting Assets and Liabilities:

The Enhanced Return Fund has adopted financial reporting rules regarding offsetting assets and liabilities and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The Fund’s policy is to recognize a net asset/liability equal to the net variation margin for the futures contracts. As of December 31, 2014, the Fund only has one position and the variation margin applicable to that position is presented in the Statement of Assets and Liabilities. The Fund has no master netting agreements in place as of December 31, 2014.

Investment Income and Realized Capital Gains and Losses on Investment Securities:

Interest income is recorded on an accrual basis. Gains and losses on sales of investments are calculated using the specific identification method. Discounts and premiums on securities purchased are amortized over the lives of the respective securities, using the interest method. Gains and losses on paydowns of mortgage-backed securities are reflected in interest income on the Statements of Operations. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Income Taxes:

It is the Funds’ policy to distribute annually, prior to the end of the year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds’ policy to distribute annually, after the end of the calendar year, any remaining net investment income and net capital gains to comply with the special provisions of the Internal Revenue Code available to registered investment companies (“RICs”). Each year, each Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code by making distributions as noted above and complying with other requirements applicable to RICs. As a result, no provision for income taxes is required.

28

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2014

3)     Summary of Significant Accounting Policies, continued

Accounting for Uncertainty in Income Taxes:

As of and during the year ended December 31, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2011.

Distributions:

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Funds intend to distribute net investment income on a calendar quarter basis. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains, if any, at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.

For the year ended December 31, 2014, the Funds made the following reclassifications to increase (decrease) the components of the net assets:

	Paid in Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
JIC Institutional Bond Fund I	$—	$95,478	$(95,478)
JIC Institutional Bond Fund II	—	103,484	(103,484)
JIC Institutional Bond Fund III	(437)	144,218	(143,781)
Johnson Enhanced Return Fund	—	60,155	(60,155)

4)     Investment Advisory Agreement

The investment advisory agreements provide that the Adviser will pay all of the Funds’ operating expenses, excluding brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), any 12b-1 fees, and extraordinary expenses. Under the terms of the investment advisory agreements, each of the Bond Funds pays the Adviser a management fee at the annual rate of 0.30% (before the contractual waiver described below) of the Fund’s average daily net assets, which is accrued daily and paid monthly. The Johnson Enhanced Return Fund pays the Adviser a management fee at the annual rate of 0.35% of the Fund’s average daily net assets.

The Adviser received management fees for the year ended December 31, 2014 as indicated below. The Adviser has agreed to waive a part of the management fee for the Bond Funds from a maximum of 0.30% to an effective fee ratio of 0.236%. This is a change from the fee for the prior period (May 1, 2013 to April 30, 2014) of 0.241%. The Adviser has the right to remove this fee waiver any time after April 30, 2015.

As of December 31, 2014, information regarding fees was as follows:

Fund	Fee	Fee Waiver	Effective Fee Ratio	Management Fee After Waiver	Contractual Waiver	Payable
JIC Institutional Bond Fund I	0.30%	0.064%	0.236%	$190,453	$49,974	$16,769
JIC Institutional Bond Fund II	0.30%	0.064%	0.236%	185,797	48,752	16,983
JIC Institutional Bond Fund III	0.30%	0.064%	0.236%	176,480	46,307	15,836
Johnson Enhanced Return Fund	0.35%	—	0.35%	323,600	—	31,177

29

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2014

5)     Related Party Transactions

All officers and one Trustee of the Trust are employees of the Adviser. Total compensation for the Independent Trustees as a group was $43,875 for the year ended December 31, 2014, which was paid by the Adviser, and as a group they received no additional compensation from the Trust. The Trust consists of eleven Funds: Johnson Equity Income Fund, Johnson Growth Fund, Johnson Opportunity Fund, Johnson Realty Fund, Johnson International Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, JIC Institutional Bond Fund III and Johnson Enhanced Return Fund. The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2014, Covie and Company owned in aggregate 89.76% of the JIC Institutional Bond Fund I, 93.45% of the JIC Institutional Bond Fund II, and 99.73% of the JIC Institutional Bond Fund III. At December 31, 2014, client accounts managed by the Adviser, with full advisory discretion, held in aggregate 83.87% of the Johnson Enhanced Return Fund.

Johnson Financial, Inc. is a wholly-owned subsidiary of Johnson Investment Counsel, Inc., the Adviser. Johnson Financial, Inc. provides transfer agency, fund accounting, and administration services to the Funds. Subsequent to the fiscal year end, fund accounting services will be provided by Ultimus Fund Solutions, Cincinnati, Ohio. These services are paid for by the Adviser.

6)     Purchases and Sales of Securities

For the year ended December 31, 2014, purchases and sales of investment securities aggregated:

	Investment Securities Other Than Short Term Investments and U.S. Government Obligations		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
JIC Institutional Bond Fund I	$26,563,977	$25,330,645	$14,461,533	$6,803,020
JIC Institutional Bond Fund II	18,945,414	19,075,097	7,583,804	6,818,695
JIC Institutional Bond Fund III	11,562,409	14,505,769	8,792,738	6,938,170
Johnson Enhanced Return Fund	37,289,127	28,987,438	18,007,197	15,467,149

30

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2014

7)     Capital Share Transactions

As of December 31, 2014, there were an unlimited number of shares of beneficial interest authorized for each Fund. Each Fund records purchases of its shares at the daily net asset value determined after receipt of a shareholder’s order in proper form. Redemptions are recorded at the net asset value determined following receipt of a shareholder’s written or telephone request in proper form.

	JIC Institutional Bond Fund I		JIC Institutional Bond Fund II		JIC Institutional Bond Fund III		Johnson Enhanced Return Fund
	Year ended 12/31/2014	Year ended 12/31/2013	Year ended 12/31/2014	Year ended 12/31/2013	Year ended 12/31/2014	Year ended 12/31/2013	Year ended 12/31/2014	Year ended 12/31/2013
Shares Sold to Investors	1,433,478	828,195	972,202	786,564	1,099,637	866,680	379,135	68,3639
Shares Issued on Reinvestment of Dividends	9,504	5,778	9,447	14,693	1,846	—	922,154	1,034,373
Subtotal	1,442,982	833,973	981,649	801,257	1,101,483	866,680	1,301,289	1,718,012
Shares Redeemed	(1,170,297)	(494,186)	(821,245)	(391,875)	(1,041,427)	(697,392)	(318,222)	(767,674)
Net Increase During Year	272,685	339,787	160,404	409,382	60,056	169,288	983,067	950,338
Shares Outstanding:
Beginning of Year	4,929,444	4,589,657	4,941,940	4,532,558	4,620,768	4,451,480	5,156,788	4,206,450
End of Year	5,202,129	4,929,444	5,102,344	4,941,940	4,680,824	4,620,768	6,139,855	5,156,788

8)     Security Transactions

For Federal income tax purposes, the cost of investment securities owned on December 31, 2014 was the same as identified cost for the JIC Institutional Bond Funds and the Enhanced Return Fund. As of December 31, 2014, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value), excluding futures contracts, was as follows:

Fund	Tax Cost of Securities	Appreciation	Depreciation	Net Appreciation (Depreciation)
JIC Institutional Bond Fund I	$77,736,751	$415,260	$(373,717)	$41,543
JIC Institutional Bond Fund II	77,830,191	1,734,455	(474,569)	1,259,886
JIC Institutional Bond Fund III	71,634,340	3,062,282	(470,573)	2,591,709
Johnson Enhanced Return Fund	93,082,507	288,108	(457,486)	(169,378)

9)     Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

31

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2014

10)     Distributions to Shareholders

The tax character of the distributions paid is as follows:

		Ordinary Income	Net Realized Long-Term Capital Gain	Net Realized Short-Term Capital Gain*	Return of Capital	Total Distributions Paid
JIC Institutional Bond Fund I	2013	1,171,838	87,869	—	1,973	1,261,680
	2014	1,041,893	—	—	—	1,041,893
JIC Institutional Bond Fund II	2013	2.151,773	1,361,162	—	5,207	3,518,142
	2014	1,910,080	301,471	43,035	—	2,254,586
JIC Institutional Bond Fund III	2013	2,265,435	1,356,287	—	5,331	3,627,053
	2014	2,019,263	171,918	83,035	437	2,274,653
Johnson Enhanced Return Fund	2013	1,010,552	9,824,201	6,036,074	—	16,870,827
	2014	895,771	8,348,667	5,565,770	—	14,810,208

*	Short-Term Capital Gains can be combined with Ordinary Income, and are taxed at the Ordinary Income tax rate.

Under the Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of December 31, 2014, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryovers	Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Total Distributable Income on a Tax Basis
JIC Institutional Bond Fund I	$31,575	$—	$—	$41,543	$73,118
JIC Institutional Bond Fund II	35	—	241	1,259,886	1,260,162
JIC Institutional Bond Fund III	—	—	—	2,591,709	2,591,709
Johnson Enhanced Return Fund	875,534	—	1,266,405	(169,378)	1,972,561

32

DISCLOSURE OF EXPENSES (Unaudited)
December 31, 2014

Shareholders of the Funds incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Funds on June 30, 2014 and held through December 31, 2014.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in the Funds and other funds 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

	Beginning Account Value June 30, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1, 2014 – December 31, 2014
JIC Institutional Bond Fund I
Actual	$1,000.00	$1,000.68	$1.19
Hypothetical	$1,000.00	$1,024.02	$1.22
JIC Institutional Bond Fund II
Actual	$1,000.00	$1,010.33	$1.20
Hypothetical	$1,000.00	$1,024.02	$1.22
JIC Institutional Bond Fund III
Actual	$1,000.00	$1,020.56	$1.20
Hypothetical	$1,000.00	$1,024.02	$1.22
Johnson Enhanced Return Fund
Actual	$1,000.00	$1,058.36	$1.82
Hypothetical	$1,000.00	$1,023.44	$1.81

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). For the JIC Institutional Bond Funds I, II and III, the expense ratio (after waiver) is 0.24%, and for the Enhanced Return Fund, the expense ratio is 0.35%.

33

ADDITIONAL INFORMATION
December 31, 2014

Proxy Disclosure

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30 are available without charge: (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Code of Ethics

The Trust's Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:

Johnson Mutual Funds
3777 West Fork Road
Cincinnati OH 45247

34

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board Trustees of
Johnson Mutual Funds Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, JIC Institutional Bond Fund III, and Johnson Enhanced Return Fund (the “Funds”), each a series of Johnson Mutual Funds Trust, as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
February 26, 2015

35

TRUSTEES AND OFFICERS (Unaudited)

Information pertaining to the Trustees and Officers of the Funds is provided below. Trustees who are not deemed to be interested persons of the Funds, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees. Trustees who are deemed to be “interested persons” of the Funds are referred to as Interested Trustees. The Statement of Additional Information includes additional information about the Funds’ Trustees and may be obtained without charge by calling (513) 661-3100 or (800) 541-0170.

Name, Address and Age	Current Position Held with Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held During the Past Five Years
Interested Trustee
Timothy E. Johnson (72) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	Chairman of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor of Finance at the University of Cincinnati; previously President of the Adviser until October 2013.	11	Director, Kendle International, Inc. (2002 – 2011)
Independent Trustees
Ronald H. McSwain (72) 3777 West Fork Road Cincinnati, Ohio 45247	Chairman and Trustee	Since 1992	President of McSwain Carpets, Inc. until 2001; partner of P&R Realty, a real estate development partnership since 1984	11	None
John R. Green (72) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2006	Retired from The Procter & Gamble Company	11	None
James J. Berrens (49) 3777 West Fork Rd Cincinnati, OH 45247	Trustee	Since 2006	Chief Financial Officer, Christian Community Health Services, Since September 2010; Controller of MSA, Inc., January 2006 to September 2010.	11	None
Dr. Jeri B. Ricketts (57) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2013	Director of Carl H. Lindner Honors-PLUS Program, University of Cincinnati, since 2002; Associate Professor in Accounting, University of Cincinnati since 1986.	11	None

36

TRUSTEES AND OFFICERS (Unaudited)

Name, Address and Age	Current Position Held with Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held During the Past Five Years
Officers
Jason O. Jackman (44) 3777 West Fork Rd. Cincinnati, Ohio 45247	President	Since 2013	President and Chief Investment Officer of the Adviser since October 2013; Director of Fixed Income and Institutional Management March 2004 to October 2013.	N/A	N/A
Dale H. Coates (56) 3777 West Fork Road Cincinnati, Ohio 45247	Vice President	Since 1992	Portfolio Manager of the Trust’s Adviser	N/A	N/A
Marc E. Figgins (50) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Financial Officer and Treasurer	Since 2002	Mutual Funds Manager for Johnson Financial, Inc.	N/A	N/A
Scott J. Bischoff (48) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Compliance Officer	Since 2005	Director of Operations of the Trust’s Adviser; Chief Compliance Officer of the Adviser	N/A	N/A
Jennifer J. Kelhoffer (43) 3777 West Fork Road Cincinnati, Ohio 45247	Secretary	Since 2007	Client Service and Compliance Associate for the Adviser since March 2006	N/A	N/A

37

Trustees and Officers

Ronald H. McSwain	Independent Trustee, Chairman
Timothy E. Johnson	Interested Trustee
James J. Berrens	Independent Trustee
John R. Green	Independent Trustee
Jeri B. Ricketts	Independent Trustee

Jason Jackman	President
Dale H. Coates	Vice President
Scott J. Bischoff	Chief Compliance Officer
Marc E. Figgins	Chief Financial Officer, Treasurer
Jennifer J. Kelhoffer	Secretary

Transfer Agent and Fund Accountant

Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 (800) 541-0170

Custodian

US Bank
425 Walnut Street
Cincinnati, OH 45202

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Legal Counsel

Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds' prospectus, which illustrates each Fund's objectives, policies, management fees, and other information that may be helpful in making an investment decision.

Investment Company Act #811-7254

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, the code of ethics was not amended.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) Not applicable.

(f) The Trust's Code of Ethics is available on request without charge; please call for your copy at

513-661-3100 or 1-800-541-0170 or write us at:

Johnson Mutual Funds

3777 West Fork Road

Cincinnati OH 45247

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that that the registrant does not have an audit committee financial expert serving on its Audit Committee as defined by the SEC. The board determined that, although none of the Audit Committee members meet the technical definition of an audit committee financial expert as defined by the SEC, the members have sufficient financial expertise to address any issues that are likely to come before the committee. It was the consensus of the Trustees that it is not necessary at the present time for the committee to have an audit committee financial expert and that, if an issue ever arises, the committee will consider hiring an expert to assist as needed.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FY 2013	$ 68,000.00
FY 2014	$ 68,000.00

(b)	Audit-Related Fees

	Registrant	Adviser

FY 2013	$ 5,600.00	$ 9,500.00
FY 2014	$ 5,600.00	$ 9,500.00

(c)	Tax Fees

	Registrant	Adviser

FY 2013	$23,250.00	$ 0.00
FY 2014	$23,250.00	$ 0.00

Nature of the services: The auditor completed the annual tax returns.

(d)	All Other Fees

	Registrant	Adviser

FY 2013	$ 0.00	$ 0.00
FY 2014	$ 0.00	$ 0.00

(e)	(1)	Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. All non-audit services provided to the Trust or the Adviser by the Trust’s principal accountant are specifically approved in advance on a case-by-case basis by the Board’s audit committee.

(2)	Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. All non-audit services were pre-approved by the audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X.

(f) During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser

FY 2013	$ 23,250.00	$ 0.00
FY 2014	$ 23,250.00	$ 0.00

(h) Not applicable.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Funds.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the registrant’s disclosure controls and procedures as of February 19, 2015, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are filed herewith.

(a)(3)	Not applicable.

(b)	Certifications required by Rule 30a-2(b) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Johnson Mutual Funds Trust

By: /s/Jason O. Jackman

Jason O. Jackman, President

Date March 10, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Jason O. Jackman

Jason O. Jackman, President

Date March 10, 2015

By: /s/ Marc E. Figgins

Marc E. Figgins, Treasurer

Date March 10, 2015